Exhibit 10.2

INTERCREDITOR AGREEMENT

among

Garrett Motion Inc.

as Holdings,

Garrett LX I S.à r.l

as Lux Notes Issuer,

Garrett LX II S.à r.l

as LuxCo 2,

Garrett LX III S.à r.l

as Lux Borrower,

Honeywell Technologies Sàrl

as Swiss Borrower,

Garrett Borrowing LLC

as US Co-Borrower and as US Co-Notes Issuer,

the other Debtors and Grantors party hereto,

JPMorgan Chase Bank, N.A.

as Senior Secured Administrative Agent, Senior Secured Collateral Agent and a Senior Priority

Representative for the Senior Secured Credit Agreement Secured Parties,

Deutsche Trustee Company Limited

as Senior Subordinated Notes Trustee and a Senior Subordinated Priority Representative for the Senior

Subordinated Notes Secured Parties,

Deutsche Bank AG, London Branch

as Senior Subordinated Collateral Agent for the Senior Subordinated Notes Secured Parties,

the Intra-Group Lenders from time to time party hereto,

Honeywell ASASCO 2, Inc.

as Honeywell Indemnitee,

and

each additional Representative from time to time party hereto,

dated as of September 27, 2018

TABLE OF CONTENTS

Page
ARTICLE 1
DEFINITIONS

SECTION 1.01. Certain Defined Terms	1
SECTION 1.02. Terms Generally	26

ARTICLE 2
PRIORITIES AND AGREEMENTS WITH RESPECT TO COLLATERAL AND GUARANTEES

SECTION 2.01. Subordination: Common Senior Priority/Second Priority Collateral and Guarantees	27
SECTION 2.02. Subordination: Common Collateral and Guarantees	28
SECTION 2.03. Nature of Senior Lender Claims	28
SECTION 2.04. Prohibition on Contesting Liens	29
SECTION 2.05. No New Liens	30
SECTION 2.06. Perfection of Liens	31
SECTION 2.07. Certain Collateral	31
SECTION 2.08. Prohibition on Proceeds Loan Liens and Guarantees	31

ARTICLE 3
ENFORCEMENT

SECTION 3.01. Exercise of Remedies	32
SECTION 3.02. Cooperation	38
SECTION 3.03. Actions upon Breach	38
SECTION 3.04. Appointment of the Designated Senior Priority Representative	39
SECTION 3.05. Appointment of the Designated Second Priority Representative	39
SECTION 3.06. Appointment of the Designated Senior Subordinated Priority Representative	40

ARTICLE 4
PAYMENTS

SECTION 4.01. Application of Proceeds	40
SECTION 4.02. Payments Over	41
SECTION 4.03. Second Priority Payment Stop Notices and Automatic Block Events	42
SECTION 4.04. Senior Subordinated Payment Stop Notices and Automatic Blocking Events	44

ARTICLE 5
OTHER AGREEMENTS

SECTION 5.01. Releases	47
SECTION 5.02. Insurance and Condemnation Awards	53
SECTION 5.03. Certain Amendments	54
SECTION 5.04. Rights as Unsecured Creditors	56
SECTION 5.05. Gratuitous Bailee for Perfection	57

i

ARTICLE 9

[Reserved]

ARTICLE 10
ADDITIONAL PROVISIONS REGARDING NON-U.S. INSOLVENCY OR LIQUIDATION PROCEEDING

SECTION 10.01. Payment of Distributions	77
SECTION 10.02. Set-Off	78
SECTION 10.03. Filing of Claims	78
SECTION 10.04. Creditors’ Actions	78
SECTION 10.05. Collateral Agent Instructions	78
SECTION 10.06. Australian PPSA	79

ARTICLE 11
ADDITIONAL PROVISIONS REGARDING ENFORCEMENT
OF NON-U.S. COLLATERAL

SECTION 11.01. Consultation Period	79

ARTICLE 12
AGREEMENT SOLELY AMONG THE SENIOR PRIORITY SECURED PARTIES

SECTION 12.01. Priority of claims	80
SECTION 12.02. Equal Priority of Liens and Prohibition on Contesting Liens	81
SECTION 12.03. Equalization	81
SECTION 12.04. Payment Over	83
SECTION 12.05. Automatic Release of Liens	84
SECTION 12.06. Gratuitous Bailee for Perfection	84
SECTION 12.07. Impairments	84
SECTION 12.08. Certain Agreements with Respect to DIP Financing in any Insolvency or Liquidation Proceeding	85

ARTICLE 13
AGREEMENT SOLELY AMONG THE SECOND PRIORITY SECURED PARTIES

SECTION 13.01. Priority of claims	86
SECTION 13.02. Equal Priority of Liens and Prohibition on Contesting Liens	87
SECTION 13.03. Payment Over	87
SECTION 13.04. Automatic Release of Liens	87
SECTION 13.05. Gratuitous Bailee for Perfection	88
SECTION 13.06. Impairments	88
SECTION 13.07. Certain Agreements with Respect to DIP Financing in any Insolvency or Liquidation Proceeding	89

ARTICLE 14
AGREEMENT SOLELY AMONG THE SENIOR SUBORDINATED PRIORITY PARTIES

SECTION 14.01. Priority of claims	90

Annex I	Form of Joinder Agreement (Change of Grantors and Debtors)
Annex II	Form of Joinder Agreement (Second Priority Class Debt Representative)
Annex III	Form of Joinder Agreement (Senior Priority Class Debt Representative)
Annex IV	Form of Joinder Agreement (Senior Subordinated Priority Class Debt Representative)
Annex V	Form of Joinder Agreement (Intra-Group Lender)
Annex VI	Form of Debtor Resignation Request
Annex VII	Form of Joinder Agreement (Honeywell Indemnitee)
Annex VIII	Form of Joinder Agreement (Secured Hedge Counterparty)
Annex IX	Form of Joinder Agreement (Cash Management Provider)

INTERCREDITOR AGREEMENT dated as of September 27, 2018 (this “Agreement”), among Garrett Motion Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg with registered office at 19, rue de Bitbourg, L-1273 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B225642 (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg with registered office at 19, rue de Bitbourg, L-1273 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B225679 ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg with registered office at 19, rue de Bitbourg, L-1273 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B225716 (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors (as defined below) party hereto, JPMorgan Chase Bank, N.A. (“JPMCB”), as Representative for the Senior Secured Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Senior Secured Administrative Agent”, and “Senior Secured Collateral Agent”) and as a Senior Priority Representative, Deutsche Trustee Company Limited, as Representative for the Senior Subordinated Notes Secured Parties (in such capacity and together with its successors in such capacity, the “Senior Subordinated Notes Trustee” and a Senior Subordinated Priority Representative), Deutsche Bank AG, London Branch, as the Senior Subordinated Collateral Agent (in such capacity and together with its successors in such capacity, the “Senior Subordinated Collateral Agent” and a Senior Subordinated Priority Representative), Honeywell ASASCO 2, Inc., a Delaware corporation (“Honeywell”), as the Honeywell Indemnitee (as defined below), any Intra-Group Lenders and each additional Representative that from time to time becomes a party hereto pursuant to Section 15.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Senior Secured Administrative Agent (for itself and on behalf of the Senior Secured Credit Agreement Secured Parties), and each additional Senior Priority Representative (for itself and on behalf of the Additional Senior Secured Parties under the applicable Additional Senior Priority Debt Facility), each Second Priority Representative (for itself and on behalf of the Second Priority Secured Parties under the applicable Second Priority Debt Facility), the Senior Subordinated Notes Trustee (for itself and on behalf of the Senior Subordinated Notes Secured Parties), each additional Senior Subordinated Priority Representative (for itself and on behalf of the Additional Senior Subordinated Parties under the applicable Additional Senior Subordinated Priority Debt Facility) and the Honeywell Indemnitee agree as follows:

v

ARTICLE 1

DEFINITIONS

SECTION 1.01. Certain Defined Terms.

Capitalized terms used but not otherwise defined herein have the meanings set forth in the Senior Secured Credit Agreement as in force as at the date of this Agreement or, if defined in the UCC, Australian PPSA or Australian Corporations Act, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“1992 ISDA Master Agreement” means the Master Agreement (Multicurrency - Cross Border) as published by the International Swaps and Derivatives Association, Inc.

“2002 ISDA Master Agreement” means the 2002 Master Agreement as published by the International Swaps and Derivatives Association, Inc.

“Acceleration Event” means (i) a Senior Priority Representative (or any other holder of Senior Priority Obligations) exercising any acceleration right (however described) to demand repayment of any Senior Priority Obligations or any acceleration provision (however described) being automatically invoked without any judicial or extrajudicial step, in each case, under the Senior Priority Debt Documents relating to the Senior Priority Obligations (a “Senior Acceleration Event”), (ii) a Second Priority Representative (or any other holder of Second Priority Debt Obligations) exercising any acceleration right (however described) to demand repayment of any Second Priority Debt Obligations or any acceleration provision (however described) being automatically invoked without any judicial or extrajudicial step, in each case, under the Second Priority Debt Documents relating to the Second Priority Debt Obligations (a “Second Priority Acceleration Event”), and/or (iii) a Senior Subordinated Priority Representative (or any other holder of Senior Subordinated Priority Debt Obligations) exercising any acceleration right (however described) to demand repayment of any Senior Subordinated Priority Debt Obligations or any acceleration provision (however described) being automatically invoked without any judicial or extrajudicial step, in each case, under the Senior Subordinated Priority Debt Documents relating to the Senior Subordinated Priority Debt Obligations (a “Senior Subordinated Acceleration Event”).

“Additional Senior Priority Debt” means any Indebtedness that is issued or guaranteed by the Borrowers, Holdings and/or any other Guarantor (other than Indebtedness constituting Senior Secured Credit Agreement Obligations or TLB Proceeds Loan Obligations relating to the Senior Secured Credit Agreement Obligations) which Indebtedness and guarantees are secured by Liens on the Senior Priority Collateral (or a portion thereof) having the same priority (but without regard to control of remedies) as the Liens securing the Senior Secured Credit Agreement Obligations and any other Senior Priority Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 15.09 hereof. Additional Senior Priority Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.

“Additional Senior Priority Debt Documents” means, with respect to any series, issue or class of Additional Senior Priority Debt, the promissory notes, credit agreements, loan agreements, indentures, or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Senior Priority Collateral Documents.

“Additional Senior Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Senior Priority Debt.

“Additional Senior Priority Obligations” means, with respect to any series, issue or class of Additional Senior Priority Debt, (a) all principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to such Additional Senior Priority Debt, (b) all other amounts payable to the related Additional Senior Secured Parties under the related Additional Senior Priority Debt Documents and (c) any renewals or extensions of the foregoing that are not prohibited by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document.

“Additional Senior Secured Parties” means, with respect to any series, issue or class of Additional Senior Priority Debt, the holders of such Indebtedness or any other Additional Senior Priority Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by a Borrower or any Guarantor under any related Additional Senior Priority Debt Documents.

“Additional Senior Subordinated Priority Debt” means any Indebtedness that is issued or guaranteed by the Borrowers, Holdings and/or any other Guarantor (other than Indebtedness constituting Senior Subordinated Notes Indenture Obligations or HY Proceeds Loan Obligations relating to the Senior Subordinated Notes Indenture) which Indebtedness and guarantees: (A) are secured by Liens on the Senior Subordinated Priority Collateral (or a portion thereof) having the same priority (but without regard to control of remedies) as the Liens securing the Senior Subordinated Notes Indenture Obligations and any other Senior Subordinated Priority Debt Obligations, or (B) are unsecured; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and/or guaranteed (as applicable) on such basis by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 15.09 hereof. Additional Senior Subordinated Priority Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.

“Additional Senior Subordinated Priority Debt Documents” means, with respect to any series, issue or class of Additional Senior Subordinated Priority Debt, the promissory notes, credit agreements, loan agreements, indentures, or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Senior Subordinated Priority Collateral Documents.

“Additional Senior Subordinated Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Senior Subordinated Priority Debt.

“Additional Senior Subordinated Priority Debt Obligations” means, with respect to any series, issue or class of Additional Senior Subordinated Priority Debt, (a) all principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding)

payable with respect to such Additional Senior Subordinated Priority Debt, (b) all other amounts payable to the related Additional Senior Subordinated Parties under the related Additional Senior Subordinated Priority Debt Documents and (c) any renewals or extensions of the foregoing that are not prohibited by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document.

“Additional Senior Subordinated Parties” means, with respect to any series, issue or class of Additional Senior Subordinated Priority Debt, the holders of such Indebtedness or any other Additional Senior Subordinated Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Subordinated Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by a Borrower or any Guarantor under any related Additional Senior Subordinated Priority Debt Documents.

“Affiliate” has the meaning assigned to such term in the Senior Secured Credit Agreement.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Designated Representative” means (i) prior to the Discharge of Senior Priority Obligations, the Designated Senior Priority Representative, (ii) after the Discharge of Senior Priority Obligations but prior to the Discharge of Second Priority Debt Obligations, the Designated Second Priority Representative and (iii) after (x) the Discharge of Senior Priority Obligations and (y) the Discharge of Second Priority Debt Obligations, but prior to the Discharge of Senior Subordinated Priority Debt Obligations, the Designated Senior Subordinated Priority Representative.

“Applicable Secured Parties” means (a) the Majority Senior Priority Secured Parties or, (b) after the Discharge of Senior Priority Obligations or to the extent the Designated Second Priority Representative is permitted to enforce or require the enforcement of the Collateral prior to the Discharge of Senior Priority Obligations under Section 3.01, the Majority Second Priority Secured Parties, or (c) after the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations or to the extent the Designated Senior Subordinated Priority Representative is permitted to enforce or require the enforcement of the Collateral prior to the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations under Section 3.01, the Majority Senior Subordinated Priority Secured Parties.

“Australian Corporations Act” means the Corporations Act 2001 (Cth) of Australia.

“Australian PPSA” means Personal Property Securities Act 2009 (Cth) and any regulations in force at any time under the PPSA, including the Personal Property Securities Regulations 2010 (Cth).

“Automatic Early Termination” means the termination or close-out of any hedging transaction prior to the maturity of that hedging transaction which is brought about automatically by the terms of the relevant Secured Hedge Agreement and without any party to the relevant Secured Hedge Agreement taking any action to terminate that hedging transaction.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Laws” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, administration, receivership, insolvency, reorganization, examinership, concurso mercantil, quiebra, or similar debtor relief laws of the United States, England and Wales, Luxembourg, Switzerland, Ireland or other applicable jurisdictions from time to time in effect.

“Borrowers” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Cash Collateral” has the meaning assigned to such term in Section 2.07.

“Cash Management Agreement” means any agreement evidencing Cash Management Obligations.

“Cash Management Obligations” has the meaning assigned to the term “Secured Cash Management Obligations” in the Senior Secured Credit Agreement as in force as at the date of this Agreement.

“Cash Management Provider” means each Senior Priority Secured Party in its capacity as a party to a Cash Management Agreement under which it is owed Cash Management Obligations and which is a party to this Agreement as at the date hereof or becomes a party to this Agreement as a Cash Management Provider pursuant to a Cash Management Provider Joinder Agreement.

“Cash Management Provider Joinder Agreement” means a supplement to this Agreement entered into by a Cash Management Provider, substantially in the form of Annex IX hereto or such other form as shall be approved by the Applicable Designated Representative.

“Class Debt” has the meaning assigned to such term in Section 15.09(a).

“Class Debt Parties” has the meaning assigned to such term in Section 15.09(a).

“Class Debt Representatives” has the meaning assigned to such term in Section 15.09(a).

“Close-Out Netting” means: (a) in respect of a Secured Hedge Agreement based on a 1992 ISDA Master Agreement, any step involved in determining the amount payable in respect of an Early Termination Date (as defined in the 1992 ISDA Master Agreement) under section 6(e) (Payments on Early Termination) of the 1992 ISDA Master Agreement before the application of any subsequent Set-off (as defined in the 1992 ISDA Master Agreement); (b) in respect of a Secured Hedge Agreement based on a 2002 ISDA Master Agreement, any step involved in determining an Early Termination Amount (as defined in the 2002 ISDA Master Agreement) under section 6(e) (Payments on Early Termination) of the 2002 ISDA Master Agreement; and (c) in respect of a Secured Hedge Agreement not based on an ISDA Master Agreement, any step involved on a termination of the hedging transactions under that Secured Hedge Agreement pursuant to any provision of that Secured Hedge Agreement which has a similar effect to either provision referenced in paragraph (a) and paragraph (b) above.

“Closing Date” means September 27, 2018.

“Collateral” means the Senior Priority Collateral, the Second Priority Collateral and the Senior Subordinated Priority Collateral.

“Collateral Documents” means the Senior Priority Collateral Documents, the Second Priority Collateral Documents and the Senior Subordinated Priority Collateral Documents.

“Collateral Enforcement Action” means any action to:

(a) appropriate, foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately) Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the Senior Priority Debt Documents or the Non-Senior Priority Debt Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC, Australian Corporations Act or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(b) solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral, conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral;

(c) receive a transfer of Collateral in satisfaction of Indebtedness or any other Secured Obligation secured thereby;

(d) otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the Senior Priority Debt Documents or Non-Senior Priority Debt Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral); or

(e) effectuate or cause the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an event of default under any of the Senior Priority Debt Documents or the Non-Senior Priority Debt Documents with the consent of the Designated Senior Priority Representative or Designated Second Priority Representative or Designated Senior Subordinated Priority Representative, as applicable (in each case, to the extent such consent is required), in each case, in connection with good faith efforts by the Designated Senior Priority Representative or Designated Second Priority Representative or Designated Senior Subordinated Priority Representative, as the case may be, to collect the Senior Priority Obligations or Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations, as applicable, through the Disposition of such Collateral.

“Common Collateral” means, at any time, Collateral in which (i) the holders of Senior Priority Obligations under at least one Senior Priority Debt Facility (or their Representatives) and/or the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) and (ii) the holders of Senior Subordinated Priority Debt Obligations under at least one Senior Subordinated Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Priority Debt Facilities and/or the Second Priority Debt Facilities, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the Senior Priority Collateral under one or more Senior Priority Debt Facilities and/or Second Priority Collateral under one or more Second Priority Debt Facilities does not constitute Senior Subordinated Priority Collateral under one or more Senior Subordinated Priority Debt Facilities, then such portion of such Senior Priority Collateral and/or Second Priority Collateral shall constitute Common Collateral only with respect to the

Senior Subordinated Priority Debt Facilities for which it constitutes Senior Subordinated Priority Collateral and shall not constitute Common Collateral for any Senior Subordinated Priority Debt Facility which does not have a security interest in such Senior Priority Collateral and/or Second Priority Collateral (as applicable) at such time.

“Common Guarantor” has the meaning assigned to such term in Section 2.02.

“Common Senior Priority/Second Priority Collateral” means, at any time, Collateral in which the holders of Senior Priority Obligations under at least one Senior Priority Debt Facility (or their Representatives) and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Priority Debt Facilities, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the Senior Priority Collateral under one or more Senior Priority Debt Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such Senior Priority Collateral shall constitute Common Senior Priority/Second Priority Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Common Senior Priority/Second Priority Collateral for any Second Priority Debt Facility which does not have a security interest in such Senior Priority Collateral at such time.

“Common Senior Priority/Second Priority Guarantor” has the meaning assigned to such term in Section 2.01.

“Consultation Period” has the meaning assigned to such term in Section 11.01(a).

“Copyrights” means all United States and foreign (a) copyrights, rights in works of authorship, mask works and integrated circuit designs and other rights subject to the copyright laws of the United States, or of any other country or any group of countries, including copyrights and other rights in software, data, databases, Internet web sites and the proprietary content thereof, (b) registrations, renewals, rights of reversion, extensions, supplemental registrations, recordings and applications for registration of any of the foregoing in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, and (c) rights to obtain all renewals, reversions and extensions thereof.

“Creditors” means the Secured Parties, the HY Proceeds Loan Creditor, the Additional Senior Subordinated Parties and the Intra-Group Lenders.

“Debt Disposal” means any disposal of any Disposal Obligations pursuant to Section 5.01(a)(iii).

“Debt Document” means each of this Agreement, the Senior Priority Debt Documents, any Second Priority Debt Documents, the Senior Subordinated Priority Debt Documents, the Senior Priority Collateral Documents, any Second Priority Collateral Documents, the Senior Subordinated Priority Collateral Documents and any Intra-Group Document.

“Debt Facility” means any Senior Priority Debt Facility, any Second Priority Debt Facility and any Senior Subordinated Priority Debt Facility.

“Debt Purchase Transaction” means, in relation to a Person, a transaction where such Person: (a) purchases by way of assignment or transfer; (b) enters into any participation or sub-participation in respect of; or (c) enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of, any commitment or amount outstanding under any Debt Document.

“Debtor” means each Grantor, each Guarantor and each member of the Group which (a) is named on the signing pages as a Debtor or (b) becomes a party to this Agreement as a Debtor in accordance with the terms of Section 15.07.

“Debtor Resignation Request” means a notice substantially in the form set out in Annex VI.

“Designated Second Priority Representative” means the Second Priority Representative designated from time to time by the Major Second Priority Representative in a written notice to the Designated Senior Priority Representative (if any), the Designated Senior Subordinated Priority Representative (if any), the other Second Priority Representatives, and the Debtors hereunder, as the “Designated Second Priority Representative” for purposes hereof.

“Designated Senior Priority Representative” means the Senior Priority Representative designated from time to time by the Major Senior Priority Representative in a written notice to the Designated Second Priority Representative (if any), the Designated Senior Subordinated Priority Representative (if any), the other Senior Priority Representatives, and the Debtors hereunder, as the “Designated Senior Priority Representative” for purposes hereof. The Designated Second Priority Representative and the Designated Senior Subordinated Priority Representative may treat the Senior Secured Administrative Agent or the Senior Secured Collateral Agent (as the case may be as determined under clause (i) of the definition of “Senior Priority Representative”) as the Designated Senior Priority Representative until such time as it receives written notice from the Senior Secured Administrative Agent or the Senior Secured Collateral Agent (as applicable) that it was replaced as Designated Senior Priority Representative.

“Designated Senior Subordinated Priority Representative” means the Senior Subordinated Priority Representative designated from time to time by the Major Senior Subordinated Priority Representative in a written notice to the Designated Senior Priority Representative (if any), the Designated Second Priority Representative (if any), the other Senior Subordinated Priority Representatives, and the Debtors hereunder, as the “Designated Senior Subordinated Priority Representative” for purposes hereof. The Designated Senior Priority Representative and the Designated Second Priority Representative may treat the Senior Subordinated Notes Trustee or the Senior Subordinated Collateral Agent (as the case may be as determined under clause (i) of the definition of “Senior Subordinated Priority Representative”) as the Designated Senior Subordinated Priority Representative until such time as it receives written notice from the Senior Subordinated Notes Trustee or the Senior Subordinated Collateral Agent (as applicable) that it was replaced as Designated Senior Subordinated Priority Representative.

“DIP Cap Amount” means 120% of the sum of: (A)(1) the aggregate principal amount of all loans outstanding under the Senior Secured Credit Agreement Credit Documents as of the date of this Agreement minus (2) the aggregate amount of any permanent repayments of loans under the Senior Secured Credit Agreement Credit Documents (excluding any repayments of revolving facilities without corresponding reductions of commitments thereunder and any repayments of indebtedness in connection with a substantially contemporaneous refinancing thereof) plus (B) the amount of unused revolving credit commitments under the Senior Secured Credit Agreement Credit Documents as of the date of this Agreement, plus (C) the aggregate principal amount of Indebtedness that may be incurred pursuant to one or more incremental term loan or incremental revolving credit facilities pursuant to the Senior Secured Credit Agreement Credit Documents as in effect as of the date of this Agreement, plus (D) Secured Hedging Obligations, plus (E) Cash Management Obligations.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“DIP Financing Liens” has the meaning assigned to such term in Section 12.08.

“DIP Lenders” has the meaning assigned to such term in Section 12.08.

“Discharge” means, with respect to the Collateral and any Obligations (including any Secured Hedge Obligations and any Cash Management Obligations and excluding any Obligations arising with respect to any TLB Proceeds Loan Agreement and any HY Proceeds Loan Agreement) (as applicable), the date on which: (i) the Senior Priority Obligations (other than Secured Hedge Obligations and Cash Management Obligations), Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations thereunder, as the case may be, have been paid in full or otherwise satisfied or discharged in accordance with the terms thereof (and any such secured debt is no longer secured by any of the Collateral); (ii) in respect of any Secured Hedge Obligations or Cash Management Obligations, such Secured Hedge Obligations or Cash Management Obligations, as the case may be, (x) have been paid in full or otherwise satisfied or discharged in accordance with the terms thereof or (y) have been cash collateralized on terms reasonably satisfactory to each applicable Secured Hedge Counterparty or Cash Management Provider or other arrangements satisfactory to each applicable Secured Hedge Counterparty or Cash Management Provider have been made (and in each case any such Secured Hedge Obligations or Cash Management Obligations are no longer secured by any of the Collateral); (iii) any letters of credit issued or borrowed under the Senior Priority Debt Facilities have been terminated or have been cash collateralized or backstopped (in the amount and form required under the applicable Senior Priority Debt Facility); and (iv) all commitments of the Senior Priority Secured Parties (other than any Cash Management Provider whose Cash Management Obligations have been cash collateralized or made subject to other arrangements in accordance with (ii)(y) above), the Second Priority Secured Parties or the Senior Subordinated Priority Parties under their respective Debt Facilities, Secured Hedge Agreements and Cash Management Agreements (as applicable) have terminated.

“Disposal Obligations” has the meaning assigned to such term in Section 5.01(a).

“Disposed Entity” has the meaning assigned to such term in Section 5.01(a).

“Disposition” means any conveyance, sale, lease, assignment, transfer, license or other disposition.

“Distress Event” means any of: (a) an Acceleration Event; or (b) the enforcement of any Collateral.

“Distressed Disposal” means a disposal of an asset of a member of the Group which is: (a) being effected at the request of the Applicable Designated Representative in circumstances where the Collateral has become enforceable in accordance with the terms of the relevant Collateral Documents, (b) being effected by enforcement of the Collateral in accordance with the terms of the relevant Collateral Documents or (c) being effected, after the occurrence of a Distress Event, by a Debtor to a Person or Persons which is not a member of the Group.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Enforcement Action” means (a) in relation to any Liabilities, (i) the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Senior Priority Secured Party, a Second Priority Secured Party or a Senior Subordinated Priority Party to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Debt Documents), (ii) the making of any declaration that any Liabilities are payable on demand, (iii) the making of a demand in relation to a Liability that is payable on demand (other than a demand made by an Intra-Group Lender in relation to any Liabilities under or pursuant to Intra-Group Documents (excluding, for the avoidance of doubt, any Liabilities under or pursuant to any HY Proceeds Loan Agreement or any TLB Proceeds Loan Agreement) which are on-demand Liabilities to the extent (A) that the demand is made in the ordinary course of dealings between the relevant Debtor and Intra-Group Lender and (B) that any resulting Payment would not be prohibited by Section 8.02), (iv) the making of any demand against any member of the Group in relation to any Guarantee Liabilities of that member of the Group, (v) the exercise of any right to require any member of the Group to acquire any Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability) of the Senior Secured Credit Agreement (or any other similar or equivalent provision of any of the Senior Priority Debt Documents and any Non-Senior Priority Debt Documents) and/or any other Liabilities Acquisition, acquisition or transaction which any member of the Group is not prohibited from entering into by the terms of the Senior Priority Debt Documents and any Non-Senior Priority Debt Documents and excluding any mandatory offer arising on or as a result of a change of control or asset sale (however described) as set out in any of the Senior Priority Debt Documents or any Non-Senior Priority Debt Documents)), (vi) the exercise of any right of set off, account combination or payment netting against any member of the Group in respect of any Liabilities, other than: (A) as Close-Out Netting by a Secured Hedge Counterparty; (B) as Payment Netting by a Secured Hedge Counterparty; (C) as Inter-Hedging Agreement Netting by a Secured Hedge Counterparty; or (D) the exercise of any such right permitted under Section 10.02 and (vii) the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities; (b) the premature termination or close-out of any hedging transaction under any Secured Hedge Agreement (other than pursuant to a Permitted Automatic Early Termination); (c) the taking of any steps to enforce or require the enforcement of any Collateral (including any Collateral Enforcement Action); (d) the entering into of any composition, compromise, assignment or similar arrangement with any member of the Group which owes any Liabilities, or has given any Collateral, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under the Senior Priority Debt Documents and any Non-Senior Priority Debt Documents); (e) commencing or joining with other Persons to commence an Insolvency or Liquidation Proceeding or judicial enforcement of any of the rights and remedies, whether as a secured or unsecured creditor, under the Debt Documents or applicable law with respect to any Liabilities; or (f) the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, examiner, administrator or similar officer) in relation to, the winding up, dissolution, examinership, administration or reorganization of any member of the Group which owes any Liabilities, or has given any Collateral, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction; provided that the following shall not constitute Enforcement Action: (i) the taking of any action falling above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods; or (ii) a Senior Priority Secured Party, Second

Priority Secured Party or Senior Subordinated Priority Party bringing legal proceedings against any Person solely for the purpose of: (A) obtaining injunctive relief (or any analogous remedy in any jurisdiction) to restrain any actual or putative breach of any Senior Priority Debt Document or Non-Senior Priority Debt Document to which it is party; (B) obtaining specific performance (other than specific performance of an obligation to make a payment or the sale of assets in connection with a release of guarantees or Liens pursuant to this Agreement) with no claim for monetary damages or collection; or (C) requesting judicial interpretation of any provision of any Senior Priority Debt Document or Non-Senior Priority Debt Document to which it is party with no claim for monetary damages or collection; (iii) any non-judicial procedural actions that may be required or desired as a precondition to acceleration or relating to preservation of rights (such as giving a notice of default or reservation of rights (including reservation of rights subject to this Agreement)); and (iv) the imposition of a default rate of interest that is otherwise permitted pursuant to the terms of any Debt Document.

“Enforcement Date” means the first date (if any) on which a Senior Priority Secured Party takes enforcement action of the type described in paragraphs (a)(i), (a)(iii), (a)(iv) or (b) of the definition of “Enforcement Action” in accordance with the terms of this Agreement.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Final Discharge Date” means the latest to occur of the Discharge of Senior Priority Obligations, the Discharge of the Second Priority Debt Obligations (if applicable) and the Discharge of Senior Subordinated Priority Debt Obligations.

“Financial Adviser” means a third-party internationally recognized investment bank or third-party internationally recognized accounting firm selected by the Applicable Designated Representative or, if all of the third-party internationally recognized investment banks and internationally recognized accounting firms are subject to conflicting and client or potential client issues and are unable to act in relation to the relevant matter, any other third party professional firm which is regularly engaged in providing valuations of businesses or assets similar or comparable to those subject to the relevant Collateral.

“Grantors” means Holdings, the Borrowers and each Subsidiary of Holdings that has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“Group” means each of Holdings, the Borrowers and their respective Restricted Subsidiaries.

“Guarantee Liabilities” means, in relation to a member of the Group, the liabilities and obligations under the Debt Documents (present or future, actual or contingent and whether incurred solely or jointly) it has to a Creditor or Debtor as or as a result of its being a guarantor or surety (including, without limitation, liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of any of the Senior Priority Debt Documents, Second Priority Debt Documents and Senior Subordinated Priority Debt Documents, as applicable).

“Guarantors” means (a) the “Loan Parties” (as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement) other than each “Borrower” (as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement) solely to the extent of and with respect to the obligations of such Borrower and (b) any member of the Group which has any Guarantee Liabilities.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Honeywell” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Honeywell Indemnitee” means Honeywell, in its capacity as the original indemnitee or payee under the Honeywell Indemnity Agreement, together with any of its successors and assigns in such capacity.

“Honeywell Indemnitee Joinder Agreement” means a supplement to this Agreement entered into by a Honeywell Indemnitee, substantially in the form of Annex VII hereto or such other form as shall be approved by the Applicable Designated Representative.

“Honeywell Indemnity Agreement” means the Indemnification and Reimbursement Agreement dated as of September 12, 2018 among Garrett ASASCO, Inc., Honeywell International Inc., Honeywell and the guarantors party thereto, as may be amended pursuant to the terms of the then extant Senior Priority Debt Documents and Non-Senior Priority Debt Documents.

“Honeywell Indemnity Documents” means the Honeywell Indemnity Agreement and the “Guarantee” referred to therein and any other guarantee or agreement executed and delivered in connection therewith.

“Honeywell Indemnity Obligations” means any and all obligations (including, without limitation, liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Honeywell Indemnity Agreement) owing to Honeywell Indemnitee under the Honeywell Indemnity Documents.

“HY Proceeds Loan” means, collectively, (a) the loan in an amount equal to at least the Net Proceeds of the Senior Subordinated Notes pursuant to the HY Proceeds Loan Agreement and (b) any other loan from the Lux Notes Issuer to the Swiss Borrower of the Net Proceeds from Additional Senior Subordinated Priority Debt Obligations permitted by the then extant Senior Priority Debt Documents and Non-Senior Priority Debt Documents to be incurred by the Lux Notes Issuer and, in each case, all loans or bonds directly or indirectly replacing or refinancing such loan or any portion thereof.

“HY Proceeds Loan Agreement” means that certain unsecured loan agreement made on or about the date of this Agreement, by and among the Swiss Borrower, as borrower, and the Lux Notes Issuer, as lender, and any document evidencing any other HY Proceeds Loan, as the same may be amended, supplemented, amended and restated or replaced from time to time in accordance with the then extant Senior Priority Debt Documents and Non-Senior Priority Debt Documents.

“HY Proceeds Loan Credit Documents” means, with respect to any HY Proceeds Loan, the promissory notes, credit agreements, loan agreements, indentures, or other operative agreements evidencing or governing such HY Proceeds Loan (including, for the avoidance of doubt, the HY Proceeds Loan Agreement).

“HY Proceeds Loan Creditor” means the Lux Notes Issuer in its capacity as the holder of HY Proceeds Loan Obligations.

“HY Proceeds Loan Obligations” means, with respect to any HY Proceeds Loan, (a) all principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to such HY Proceeds Loan, (b) all other amounts payable to the Lux Notes Issuer under the related HY Proceeds Loan and (c) any renewals or extensions of the foregoing that are not prohibited by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document.

“Insolvency Event of Default” means (a) prior to the Discharge of Senior Priority Obligations, an Event of Default which is continuing under Section 7.01(h) or (i) of the Senior Secured Credit Agreement or an equivalent insolvency event of default which is continuing under any Additional Senior Priority Debt Documents, (b) on or after the Discharge of Senior Priority Obligations but prior to the Discharge of the Second Priority Debt Obligations (if applicable), an event of default under an “insolvency” event of default which is continuing under any Second Priority Debt Documents and the relevant Representative has declared by written notice to the relevant Debtors that an “Insolvency or Liquidation Proceeding” has occurred and (c) on or after (x) the Discharge of Senior Priority Obligations and (y) the Discharge of Second Priority Debt Obligations, an event of default under an “insolvency” event of default which is continuing under any Senior Subordinated Priority Debt Documents and the relevant Representative has declared by written notice to the relevant Debtors that an “Insolvency or Liquidation Proceeding” has occurred.

“Insolvency or Liquidation Proceeding” means, in relation to any member of the Group:

(1) any case commenced by or against a Notes Issuer, a Borrower or any other Debtor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization, or adjustment or marshalling of the assets or liabilities of a Notes Issuer, a Borrower or any other Debtor, any receivership or assignment for the benefit of creditors relating to a Notes Issuer, a Borrower or any other Debtor or any similar case or proceeding relative to Notes Issuer, a Borrower or any other Debtor or its creditors, as such, any declaration of a moratorium in relation to any indebtedness of that member of the Group, or any appointment of an administrator, liquidator, receiver, administrative receiver, receiver and manager, compulsory manager, examiner or other similar officer in respect of that member of the Group or any of its material assets, in each case whether or not voluntary;

(2) any resolution is passed or order made for any liquidation, dissolution, examinership, administration, reorganization, marshalling of assets or liabilities, or other winding up of or relating to a Notes Issuer, a Borrower or any other Debtor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency;

(3) any composition, compromise, assignment or arrangement is made with its creditors generally, or any other proceeding or analogous step of any type or nature is taken in any jurisdiction in which substantially all claims of creditors of a Notes Issuer, a Borrower or any other Debtor are determined and any payment or distribution is or may be made on account of such claims to the extent constituting an Insolvency Event of Default which is continuing under any Senior Priority Debt Facility (or, after the Discharge of Senior Priority Obligations, any Second Priority Debt Facility, if any) (or, after (x) the Discharge of Senior Priority Obligations and (y) the Discharge of Second Priority Debt Obligations, any Senior Subordinated Priority Debt Facility, if any); or

(4) with regard to any member of the Group incorporated in Luxembourg, the commencement of any of the following proceedings (a) the appointment of any juge commissaire or curateur pursuant to insolvency proceedings (faillite) under article 437 ff. of the Luxembourg Commercial Code (Code de commerce); (b) suspension of payments (sursis de paiement) pursuant to article 593 of the Luxembourg Commercial Code (Code de commerce); (c) the appointment of any commissaire for controlled management (gestion contrôlée) pursuant to the Grand Ducal Regulation on controlled management (Arrêté grandducal du 24 mai 1935 complétant la législation relative aux sursis de paiement, au concordat préventif de la faillite et à la faillite par l’institution du régime de la gestion contrôlée); (d) a voluntary arrangement with creditors (concordat préventif de faillite) pursuant to the Luxembourg law on arrangements to prevent insolvency (loi du 14 avril 1886 concernant le concordat préventif de la faillite); (e) the appointment of any juge-commissaire or liquidateur for judicial liquidation (liquidation judiciaire) pursuant to article 1200-1 of the Luxembourg law of August 10, 1915 on commercial companies, as amended from time to time (loi du 10 août 1915 sur les sociétés commerciales, telle qu’amendée); (f) any Luxembourg court order appointing an interim administrator (administrateur provisoire); (g) the appointment of any liquidateur pursuant to the Luxembourg law of August 10 1915 on commercial companies, as amended from time to time (loi du 10 août 1915 sur les sociétés commerciales, telle qu’amendée); and (h) any other analogous process procedure or reorganisation under any applicable law affecting the rights of creditors generally and/or for the appointment of any receiver, administrator, administrative receiver, conservator, custodian, trustee in bankruptcy, court appointed liquidator or similar officeholder in respect of the relevant company of its assets.

“Intellectual Property” means Copyrights, Patents and Trademarks.

“Inter-Hedging Agreement Netting” means the exercise of any right of set-off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Secured Hedge Counterparty against liabilities owed to a Debtor by that Secured Hedge Counterparty under a Secured Hedge Agreement in respect of Liabilities owed to that Secured Hedge Counterparty by that Debtor under another Secured Hedge Agreement.

“Intra-Group Documents” means each of the agreements, documents and instruments providing for or evidencing any Intra-Group Indebtedness, and any other document or instrument executed or delivered at any time in connection with any Intra-Group Indebtedness.

“Intra-Group Indebtedness” means all Liabilities owed by any member of the Group to any of the Intra-Group Lenders in its capacity as such (for the avoidance of doubt, including guarantee, indemnity, suretyship or other assurance against loss in relation to such indebtedness) excluding any Liabilities which are (i) Senior Priority Obligations (including TLB Proceeds Loan Obligations); (ii) Non-Senior Priority Obligations (including HY Proceeds Loan Obligations) or (iii) owed to an Intra-Group Lender incorporated in Switzerland by a member of the Group which is not a direct or indirect Subsidiary of such Intra-Group Lender.

“Intra-Group Lender” means each member of the Group which has made a loan available to, granted credit to or made any other financial arrangement having similar effect with another member of the Group (for the avoidance of doubt excluding any HY Proceeds Loan Obligations or any TLB Proceeds Loan Obligations) and which is a party to this Agreement as at the date hereof or becomes a party to this Agreement as an Intra-Group Lender pursuant to an Intra-Group Lender Joinder Agreement (including, for the avoidance of doubt, the Swiss Borrower in respect of any on-lending to another member of the Group which is its direct or indirect Subsidiary of the proceeds of any HY Proceeds Loan or the proceeds of any TLB Proceeds Loan).

“Intra-Group Lender Joinder Agreement” means a supplement to this Agreement entered into by an Intra-Group Lender, substantially in the form of Annex V hereto or such other form as shall be approved by the Applicable Designated Representative.

“ISDA Master Agreement” means a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement.

“Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex I, Annex II, Annex III, Annex IV, Annex V, Annex VI Annex VII, Annex VIII or Annex IV hereto.

“Lenders” has the meaning assigned to such term in the Senior Secured Credit Agreement as in force as at the date of this Agreement.

“Letter of Credit” has the meaning assigned to such term in the Senior Secured Credit Agreement as in force as at the date of this Agreement.

“Liabilities” means all present and future liabilities and obligations at any time of any member of the Group to any Creditor under the Debt Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a) any refinancing, novation, deferral or extension;

(b) any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c) any claim for damages or restitution; and

(d) any claim as a result of any recovery by any Person of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Liabilities Acquisition” means, in relation to a Person and to any Liabilities, a transaction in which that Person (a) purchases by way of assignment or transfer, (b) enters into any participation in respect of or (c) enters into any other agreement or arrangement having an economic effect substantially similar to a participation in respect of, in each case, the rights and benefits in respect of those Liabilities.

“Liabilities Sale” means any disposal of any liabilities pursuant to Section 5.01(a)(iii)(B).

“Lien” means any mortgage, pledge, security interest, hypothecation, charge, assignment, lien (statutory or other) or similar encumbrance, and any easement, right-of-way, license, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof); provided that in no event shall an operating lease be deemed to be a Lien.

“Lux Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“LuxCo 2” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Lux Notes Issuer” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Major Representative” means Major Senior Priority Representative, Major Second Priority Representative or Major Senior Subordinated Priority Representative, as the context may require.

“Major Second Priority Representative” means the Second Priority Representative of the series of Second Priority Debt Obligations that constitutes the largest outstanding principal amount (which, for the purposes of this defined term, shall be deemed to include any undrawn revolving commitments) of any then outstanding series of Second Priority Debt Obligations.

“Major Senior Priority Representative” means the Senior Priority Representative of the series of Senior Priority Obligations (other than TLB Proceeds Loan Obligations to the extent payable to Holdings or any of its Subsidiaries) that constitutes the largest outstanding principal amount (which, for the purposes of this defined term, shall be deemed to include any undrawn revolving commitments) of any then outstanding series of Senior Priority Obligations (other than TLB Proceeds Loan Obligations to the extent payable to Holdings or any of its Subsidiaries).

“Major Senior Subordinated Priority Representative” means the Senior Subordinated Priority Representative of the series of Senior Subordinated Priority Debt Obligations (other than to the extent payable to Holdings or any of its Subsidiaries) that constitutes the largest outstanding principal amount (which, for the purposes of this defined term, shall be deemed to include any undrawn revolving commitments) of any then outstanding series of Senior Subordinated Priority Debt Obligations (other than HY Proceeds Loan Obligations to the extent payable to Holdings or any of its Subsidiaries).

“Majority Senior Subordinated Priority Secured Parties” shall mean, at any time, those Senior Subordinated Secured Parties whose Senior Subordinated Priority Secured Credit Exposure at that time aggregate at least 50.1% of the total Senior Subordinated Priority Secured Credit Exposure of all Senior Subordinated Secured Parties.

“Majority Second Priority Secured Parties” shall mean, at any time, those Second Priority Secured Parties whose Second Priority Credit Exposure at that time aggregate at least 50.1% of the total Second Priority Credit Exposure of all Second Priority Secured Parties.

“Majority Senior Priority Secured Parties” shall mean, at any time, those Senior Priority Secured Parties (other than any TLB Proceeds Loan Creditor) whose Senior Priority Credit Exposure at that time aggregate at least 50.1% of the total Senior Priority Credit Exposure of all Senior Secured Parties (other than any TLB Proceeds Loan Creditor) at that time.

“Non-Senior Priority Debt Documents” means any Second Priority Debt Documents and any Senior Subordinated Priority Debt Documents.

“Non-Senior Priority Obligations” means any Second Priority Debt Obligations and any Senior Subordinated Priority Debt Obligations.

“Non-Senior Priority Party” means each Second Priority Representative, each Second Priority Secured Party, each Senior Subordinated Priority Representative and each Senior Subordinated Priority Party.

“Non-Senior Priority Representative” means each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility.

“Non-Subordinated Priority Debt Documents” means any Senior Priority Debt Documents and any Second Priority Debt Documents.

“Non-Subordinated Priority Obligations” means any Senior Priority Obligations and any Second Priority Debt Obligations.

“Non-Subordinated Priority Party” means each Senior Priority Representative, each Senior Priority Secured Party, each Second Priority Representative and each Second Priority Secured Party.

“Non-U.S. Collateral” means: (a) any Collateral granted by a Non-U.S. Grantor in respect of any of the Secured Obligations and (b) any Collateral located outside the U.S. granted by a U.S. Grantor or a Non-U.S. Grantor in respect of any of the Secured Obligations.

“Non-U.S. Debtor” means a Debtor that is not a U.S. Debtor.

“Non-U.S. Grantor” means a Grantor that is not a U.S. Grantor.

“Non-U.S. Insolvency Event” has the meaning assigned to such term in Section 10.01(a).

“Notes Issuer” means the Lux Notes Issuer and the US Co-Notes Issuer.

“Notes Trustee” means the Senior Subordinated Notes Trustee and any other Representative which is a trustee in respect of any Obligations issued in the form of notes.

“Obligations” means the Non-Subordinated Priority Obligations and the Senior Subordinated Priority Debt Obligations.

“Officer’s Certificate” has the meaning assigned to such term in Section 15.08.

“Patents” means all United States and foreign (a) patents, statutory invention registrations, certificates of invention, industrial designs and utility models, and all pending applications of the foregoing, (b) provisionals, reissues, reexaminations, continuations, divisions, continuations-in-part, renewals or extensions thereof and (c) the inventions, discoveries and designs disclosed or claimed therein and all improvements thereto, including the right to make, use and/or sell the inventions, discoveries and designs disclosed or claimed therein.

“Payment” means, in respect of any Secured Obligations or any other liabilities or obligations, a payment, prepayment, repayment, redemption, defeasance, discharge or purchase of those Secured Obligations or other liabilities or obligations.

“Payment Netting” means: (a) in respect of a Secured Hedge Agreement based on an ISDA Master Agreement, netting under section 2(c) of the relevant ISDA Master Agreement; and (b) in respect of a Secured Hedge Agreement not based on an ISDA Master Agreement, netting pursuant to any provision of that Secured Hedge Agreement which has a similar effect to the provision referenced in paragraph (a) above.

“Permitted Automatic Early Termination” means an Automatic Early Termination of a hedging transaction under a Secured Hedge Agreement pursuant to provisions consistent with practice in the relevant derivatives market, taking into account the legal status and jurisdiction of incorporation of the parties to that Secured Hedge Agreement.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority (as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement).

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Proceeds” means (a) the proceeds of any sale, collection or other liquidation of Collateral and any payment or distribution made in respect of Collateral in any Insolvency or Liquidation Proceeding and (b) (i) in respect of Senior Priority Secured Parties, any amounts received by any Senior Priority Representative or any Senior Priority Secured Party from any Non-Senior Priority Party in respect of Collateral pursuant to this Agreement or (ii) in respect of Second Priority Secured Parties, any amounts received by any Second Priority Representative or any Second Priority Secured Party from any Senior Subordinated Priority Party in respect of Collateral pursuant to this Agreement.

“Proceeds Loans” means the TLB Proceeds Loan and the HY Proceeds Loan.

“Public Auction” means an auction or other competitive sale process in which more than one bidder participates or is invited to participate, which may or may not be conducted through a court or other legal proceeding, and which is conducted with the advice of a Financial Adviser.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Receiving Entity” has the meaning assigned to such term in Section 5.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, loan agreement, note purchase agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Representatives” means any Senior Priority Representatives, any Second Priority Representatives and any Senior Subordinated Priority Representatives.

“SEC” means the United States Securities and Exchange Commission and any successor agency thereto.

“Second Priority Acceleration Event” has the meaning assigned to such term in the definition of “Acceleration Event.”

“Second Priority Class Debt” has the meaning assigned to such term in Section 15.09(a).

“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 15.09(a).

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 15.09(a).

“Second Priority Collateral” means any “Collateral” (or equivalent term) as defined in any Second Priority Debt Document or any other assets of the Borrowers or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” means each of the security agreements and other instruments and documents executed and delivered by the Borrowers or any other Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.

“Second Priority Credit Exposure” shall mean, as of any date of determination, the outstanding Second Priority Debt Obligations and any undrawn revolving commitments under each Second Priority Debt Facility as of such date of determination.

“Second Priority Creditor Purchase Event” has the meaning assigned to such term in Section 5.07(a).

“Second Priority Debt” means any Indebtedness that is issued or guaranteed by the Borrowers, Holdings and/or any other Guarantor which Indebtedness and guarantees are secured by Liens on the Collateral (or a portion thereof) on (a) a junior basis to the Liens securing any Senior Priority Obligations and (b) a senior basis to the Liens (if any) securing any Senior Subordinated Priority Debt Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 15.09 hereof. Second Priority Debt shall include any Registered Equivalent Notes and guarantees thereof by the Guarantors issued in exchange therefor.

“Second Priority Debt Documents” means, with respect to any series, issue or class of Second Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Second Priority Collateral Documents.

“Second Priority Debt Facilities” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Second Priority Debt.

“Second Priority Debt Obligations” means, with respect to any series, issue or class of Second Priority Debt, (a) all principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to such Second Priority Debt, (b) all other amounts payable to the related Second Priority Secured Parties under the related Second Priority Debt Documents and (c) any renewals or extensions of the foregoing that are not prohibited by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document (provided that Second Priority Debt Obligations shall exclude any such obligations the incurrence of which was not permitted under each Senior Priority Debt Document and Non-Senior Priority Debt Document extant at the time of the incurrence or issuance thereof).

“Second Priority Enforcement Date” means, with respect to any Second Priority Representative, the date which is 120 consecutive days after the occurrence of both (i) an “event of default” under the Second Priority Debt Document for which such Second Priority Representative has been named as Representative and (ii) the Designated Senior Priority Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that an “event of default” under the Second Priority Debt Document for which such Second Priority Representative has been named as Representative has occurred and is continuing.

“Second Priority Payment Default” means any event of default with respect to any payment of principal, interest, fees or any other amount owed under any Second Priority Debt Document.

“Second Priority Representative” means, with respect to any Second Priority Debt Facility, the trustee, administrative agent, collateral agent, security agent or similar agent under any Second Priority Debt Facility that is named as the Representative in respect of such Second Priority Debt Facility in the applicable Joinder Agreement (and, if there is no such trustee, administrative agent or similar agent, each creditor in respect of such Second Priority Debt shall be its own Second Priority Representative and be named as such in the applicable Joinder Agreement).

“Second Priority Secured Parties” means, with respect to any series, issue or class of Second Priority Debt, the holders of such Indebtedness or any other Second Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrowers or any Guarantor under any related Second Priority Debt Documents.

“Second Priority Shared Collateral” means, at any time, Second Priority Collateral in which the holders of two or more Series of Second Priority Debt Obligations hold a valid and perfected security interest at such time. If more than two Series of Second Priority Debt Obligations are outstanding at any time and the holders of less than all Series of Second Priority Debt Obligations hold a valid and perfected security interest in any Second Priority Collateral at such time, then such Second Priority Collateral shall constitute Second Priority Shared Collateral for those Series of Second Priority Debt Obligations that hold a valid security interest in such Second Priority Collateral at such time and shall not constitute Second Priority Shared Collateral for any Series which does not have a valid and perfected security interest in such Second Priority Collateral at such time.

“Secured Hedge Agreement” means any “Hedging Agreement” as defined in the Senior Secured Credit Agreement (as in force as at the date of this Agreement) evidencing any Secured Hedge Obligations.

“Secured Hedge Counterparty” means each Senior Priority Secured Party in its capacity as a party to a Secured Hedge Agreement under which it is owed Secured Hedge Obligations and which is a party to this Agreement as at the date hereof or becomes a party to this Agreement as a Secured Hedge Counterparty pursuant to a Secured Hedge Counterparty Joinder Agreement.

“Secured Hedge Counterparty Joinder Agreement” means a supplement to this Agreement entered into by a Secured Hedge Counterparty, substantially in the form of Annex VIII hereto or such other form as shall be approved by the Applicable Designated Representative.

“Secured Hedge Obligations” means any “Secured Hedging Obligations” as defined in the Senior Secured Credit Agreement (as in force as at the date of this Agreement).

“Secured Obligations” means the Senior Priority Obligations and the Second Priority Debt Obligations and the Senior Subordinated Priority Debt Obligations (other than the HY Proceeds Loan Obligations and any unsecured Senior Subordinated Priority Debt Obligations).

“Secured Parties” means the Senior Priority Secured Parties, the Second Priority Secured Parties and the Senior Subordinated Secured Parties.

“Senior Acceleration Event” has the meaning assigned to such term in the definition of “Acceleration Event.”

“Senior Priority Class Debt” has the meaning assigned to such term in Section 15.09(a).

“Senior Priority Class Debt Parties” has the meaning assigned to such term in Section 15.09(a).

“Senior Priority Class Debt Representative” has the meaning assigned to such term in Section 15.09(a).

“Senior Priority Collateral” means any “Collateral” (or equivalent term) as defined in any Senior Secured Credit Agreement Credit Document or any other Senior Priority Debt Document or any other assets of Holdings, a Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Priority Collateral Document as security for any Senior Priority Obligations.

“Senior Priority Collateral Documents” means the “Security Documents” as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement and each of the security agreements and other instruments and documents executed and delivered by Holdings, a Borrower or any other Grantor for purposes of providing collateral security for any Senior Priority Obligation (including, for the avoidance of doubt, any TLB Proceeds Loan Obligations).

“Senior Priority Credit Exposure” shall mean, as of any date of determination:

(a) (x) as to the Senior Secured Credit Agreement, the outstanding Senior Secured Credit Agreement Obligations (other than the Secured Hedge Obligations) and any undrawn revolving commitments under the Senior Secured Credit Agreement as of such date of determination, and (y) as to any Additional Senior Priority Debt Facility, the outstanding Additional Senior Priority Obligations and any undrawn revolving commitments under such Additional Senior Priority Debt Facility as of such date of determination;

(b) in respect of any Secured Hedge Counterparty under any Secured Hedge Agreement that has, as of such date of determination, been terminated or closed out in accordance with the terms thereof, the amount, if any, due and payable to it under any Secured Hedge Agreement in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid (that amount to be certified by the relevant Secured Hedge Counterparty and as calculated in accordance with the relevant Secured Hedge Agreement); and

(c) following the Discharge of the Senior Secured Credit Agreement Obligations (other than the Secured Hedge Obligations) and the Discharge of any Additional Senior Priority Obligations, in respect of any Secured Hedge Counterparty under any Secured Hedge Agreement that has, as of such date of determination, not been terminated or closed out (x) if the relevant Secured Hedge Agreement is based on an ISDA Master Agreement, the amount, if any, which would be due and payable to it under that Secured Hedge Agreement in respect of all hedging transactions thereunder, determined as if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement) or (y) if the relevant Secured Hedge Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be due and payable to the Secured Hedge Counterparty in respect of all hedging transactions with such Secured Hedge Counterparty, determined as if the date of determination was deemed to be the date on which an event similar in meaning and effect (under that Secured Hedge Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Secured Hedge Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Secured Hedge Agreement) to that of a Defaulting Party (as defined in any ISDA Master Agreement), that amount, in either case, to be certified by the relevant Secured Hedge Counterparty and as calculated in accordance with the relevant Secured Hedge Agreement.

“Senior Priority Debt Documents” means (a) the Senior Secured Credit Agreement Credit Documents, (b) the TLB Proceeds Loan Credit Documents and (c) any Additional Senior Priority Debt Documents.

“Senior Priority Debt Facilities” means the Senior Secured Credit Agreement, the TLB Proceeds Loan Agreement and any Additional Senior Priority Debt Facilities.

“Senior Priority Obligations” means the Senior Secured Credit Agreement Obligations, the TLB Proceeds Loan Obligations and any Additional Senior Priority Obligations (for the avoidance of doubt, including guarantee, indemnity, suretyship or other assurance against loss in relation to such obligations) (provided that Senior Priority Obligations shall exclude any such obligations that are Additional Senior Priority Obligations the incurrence of which was not permitted under each Senior Priority Debt Document and each Non-Senior Priority Debt Document extant at the time of the incurrence or issuance thereof).

“Senior Priority Payment Default” means an event of default under Section 7.01(a) or (b) of the Senior Secured Credit Agreement or any similar provisions of any Additional Senior Priority Debt Document.

“Senior Priority Representative” means (i) in the case of any Senior Secured Credit Agreement Obligations or the Senior Secured Credit Agreement Secured Parties, the Senior Secured Administrative Agent, or, in respect of holding or taking, or instructions, decisions and actions in respect of, Senior Priority Collateral, and the relevant Collateral Documents, in respect of which the Senior Secured Collateral Agent is collateral agent and in respect of Collateral Enforcement Action, and any proceeds of Collateral Enforcement Action, in respect of such Senior Priority Collateral, JPMCB (or its successor) in its capacity as Senior Secured Collateral Agent for the Senior Secured Credit Agreement Secured Parties and for the TLB Proceeds Loan Creditor; and (ii) in the case of any Additional Senior Priority Debt Facility and the Additional Senior Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Priority Debt Facility that is named as the Representative in respect of such Additional Senior Priority Debt Facility in the applicable Joinder Agreement (and, if there is no such trustee, administrative agent or similar agent, each creditor in respect of such Additional Senior Priority Debt shall be its own Senior Priority Representative and be named as such in the applicable Joinder Agreement).

“Senior Priority Secured Parties” means the Senior Secured Credit Agreement Secured Parties, the TLB Proceeds Loan Creditor and any Additional Senior Secured Parties and, for the avoidance of doubt, shall include the Designated Senior Priority Representative.

“Senior Priority Shared Collateral” means, at any time, Senior Priority Collateral in which the holders of two or more Series of Senior Priority Obligations hold a valid and perfected security interest at such time. If more than two Series of Senior Priority Obligations are outstanding at any time and the holders of less than all Series of Senior Priority Obligations hold a valid and perfected security interest in any Senior Priority Collateral at such time, then such Senior Priority Collateral shall constitute Senior Priority Shared Collateral for those Series of Senior Priority Obligations that hold a valid security interest in such Senior Priority Collateral at such time and shall not constitute Senior Priority Shared Collateral for any Series which does not have a valid and perfected security interest in such Senior Priority Collateral at such time.

“Senior Secured Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent as provided in Article VIII of the Senior Secured Credit Agreement.

“Senior Secured Collateral Agent” (i) has the meaning assigned to such term in the introductory paragraph of this Agreement and (ii) means JPMCB in its capacity as collateral agent under the TLB Proceeds Loan Security Documents (as defined in the Senior Secured Credit Agreement), and in each case shall include any successor collateral agent as provided in Article VIII of the Senior Secured Credit Agreement.

“Senior Secured Credit Agreement” means that certain Credit Agreement, dated as of September 27, 2018, among the Borrowers, the lenders from time to time party thereto, JPMCB as administrative agent, JPMCB as collateral agent, and the other parties thereto, as amended, restated, amended, restated, extended, supplemented, refinanced or otherwise modified from time to time.

“Senior Secured Credit Agreement Credit Documents” means the Senior Secured Credit Agreement and the other “Loan Documents” as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement.

“Senior Secured Credit Agreement Obligations” means the “Obligations” as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement.

“Senior Secured Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement.

“Senior Subordinated Acceleration Event” has the meaning assigned to such term in the definition of “Acceleration Event.”

“Senior Subordinated Creditor Purchase Event” has the meaning assigned to such term in Section 5.07(b).

“Senior Subordinated Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Senior Subordinated Notes Indenture” means that certain notes indenture, dated as of September 27, 2018, between, among others, the Lux Notes Issuer, the US Co-Notes Issuer, Holdings, the guarantors party thereto and the Senior Subordinated Notes Trustee.

“Senior Subordinated Notes Indenture Credit Documents” means the Senior Subordinated Notes Indenture and the “Notes” and the “Intercreditor” (each as defined in the Senior Subordinated Notes Indenture).

“Senior Subordinated Notes Indenture Obligations” means the “Obligations” as defined in the Senior Subordinated Notes Indenture.

“Senior Subordinated Notes Secured Parties” means the “Holders” as defined in the Senior Subordinated Notes Indenture.

“Senior Subordinated Notes Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Senior Subordinated Priority Class Debt” has the meaning assigned to such term in Section 15.09(a).

“Senior Subordinated Priority Class Debt Parties” has the meaning assigned to such term in Section 15.09(a).

“Senior Subordinated Priority Class Debt Representative” has the meaning assigned to such term in Section 15.09(a).

“Senior Subordinated Priority Collateral” means any “Collateral” (or equivalent term) as defined in any Senior Subordinated Notes Indenture Credit Document or any other Senior Subordinated Priority Debt Document or any other assets of a Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Subordinated Priority Collateral Document as security for any Senior Subordinated Priority Debt Obligations.

“Senior Subordinated Priority Collateral Documents” means the “Security Documents” as defined in the Senior Subordinated Notes Indenture and each of the security agreements and other instruments and documents executed and delivered by a Notes Issuer or any other Grantor for purposes of providing collateral security for any Senior Subordinated Priority Debt Obligation.

“Senior Subordinated Priority Debt Documents” means (a) the Senior Subordinated Notes Indenture Credit Documents, (b) the HY Proceeds Loan Credit Documents and (c) any Additional Senior Subordinated Priority Debt Documents.

“Senior Subordinated Priority Debt Facilities” means the Senior Subordinated Notes Indenture, any HY Proceeds Loan Agreement and any Additional Senior Priority Debt Facilities.

“Senior Subordinated Priority Debt Obligations” means the Senior Subordinated Notes Indenture Obligations, the HY Proceeds Loan Obligations and any Additional Senior Subordinated Priority Debt Obligations (for the avoidance of doubt, including guarantee, indemnity, suretyship or other assurance against loss in relation to such obligations) (provided that Senior Subordinated Priority Debt Obligations shall exclude any such obligations that are Additional Senior Subordinated Priority Debt Obligations the incurrence of which was not permitted under each Senior Priority Debt Document, each Non-Senior Priority Debt Document extant at the time of the incurrence or issuance thereof).

“Senior Subordinated Priority Enforcement Date” means, with respect to any Senior Subordinated Priority Representative, the date which is 179 consecutive days after the occurrence of both (i) an “event of default” under the Senior Subordinated Priority Debt Document for which such Senior Subordinated Priority Representative has been named as Representative and (ii) the Designated Senior Priority Representative’s and each other Representative’s receipt of written notice from such Senior Subordinated Priority Representative that an “event of default” under the Senior Subordinated Priority Debt Document for which such Senior Subordinated Priority Representative has been named as Representative has occurred and is continuing.

“Senior Subordinated Priority Parties” means the Senior Subordinated Notes Secured Parties, the HY Proceeds Loan Creditor and any Additional Senior Subordinated Parties and, for the avoidance of doubt, shall include the Designated Senior Subordinated Priority Representative.

“Senior Subordinated Priority Representative” means (i) in the case of any Senior Subordinated Notes Indenture Obligations or the Senior Subordinated Notes Secured Parties, the Senior Subordinated Notes Trustee, or, in respect of holding or taking, or instructions, decisions and actions in respect of, Senior Subordinated Priority Collateral (including any Senior Subordinated Priority Shared Collateral), and the relevant Collateral Documents, in respect of which the Senior Subordinated Collateral Agent is collateral agent and in respect of Collateral Enforcement Action, and any proceeds of Collateral Enforcement Action, in respect of such Senior Subordinated Priority Collateral, Deutsche Bank AG, London Branch (or its successor) in its capacity as Senior Subordinated Collateral Agent for the Senior Subordinated Priority Parties and (ii) in the case of any Additional Senior Subordinated Priority Debt Facility and the Additional Senior Subordinated Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Subordinated Priority Debt Facility that is named as the Representative in respect of such Additional Senior Subordinated Priority Debt Facility in the applicable Joinder Agreement (and, if there is no such trustee, administrative agent or similar agent, each creditor in respect of such Additional Senior Subordinated Priority Debt shall be its own Senior Subordinated Priority Representative and be named as such in the applicable Joinder Agreement).

“Senior Subordinated Priority Secured Credit Exposure” shall mean, as of any date of determination, (a) as to the Senior Subordinated Notes Indenture, the outstanding Senior Subordinated Notes Indenture Obligations as of such date of determination, and (b) as to any secured Additional Senior Subordinated Priority Debt Facility, the outstanding Additional Senior Subordinated Priority Debt Obligations and any undrawn revolving commitments under such secured Additional Senior Subordinated Priority Debt Facility as of such date of determination.

“Senior Subordinated Priority Shared Collateral” means, at any time, Senior Subordinated Priority Collateral in which the holders of two or more Series of Senior Subordinated Priority Debt Obligations hold a valid and perfected security interest at such time. If more than two Series of Senior Subordinated Priority Debt Obligations are outstanding at any time and the holders of less than all Series of Senior Subordinated Priority Debt Obligations hold a valid and perfected security interest in any Senior Subordinated Priority Collateral at such time, then such Senior Subordinated Priority Collateral shall constitute Senior Subordinated Priority Shared Collateral for those Series of Senior Subordinated Priority Debt Obligations that hold a valid security interest in such Senior Subordinated Priority Collateral at such time and shall not constitute Senior Subordinated Priority Shared Collateral for any Series which does not have a valid and perfected security interest in such Senior Subordinated Priority Collateral at such time.

“Senior Subordinated Secured Parties” means the Senior Subordinated Notes Secured Parties and any Additional Senior Subordinated Parties which benefit from any Senior Subordinated Priority Collateral.

“Series” means, (a) the Senior Secured Credit Agreement Obligations and each series of Additional Senior Priority Obligations, each of which shall constitute a separate Series of Senior Priority Obligations, except that to the extent that the Senior Secured Credit Agreement Obligations and/or any one or more series of Additional Senior Priority Obligations (i) are secured by identical collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, such Senior Secured Credit Agreement Obligations and/or each such series of Additional Senior Priority Obligations shall collectively constitute a single Series, (b) each series of Second Priority Debt Obligations that constitutes a separate Series of Second Priority Debt Obligations, except that to the extent that any one or more series of Second Priority Debt Obligations (i) are secured by identical collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, each such series of Second Priority Debt Obligations shall collectively constitute a single Series and (c) each series of Senior Subordinated Priority Debt Obligations that constitutes a separate Series of Senior Subordinated Priority Debt Obligations, except that to the extent that any one or more series of Senior Subordinated Priority Debt Obligations (i) are secured by identical collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, each such series of Senior Subordinated Priority Debt Obligations shall collectively constitute a single Series. For the purposes of (x) Article 12, the TLB Proceeds Loan Obligations shall constitute a Series of Senior Priority Obligations and (y) Article 14, the HY Proceeds Loan Obligations shall constitute a Series of Senior Subordinated Priority Debt Obligations.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Swiss Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“TLB Proceeds Loan” means, collectively, (a) the loan in an amount equal to at least the Net Proceeds of the Tranche B Term Loans lent to the Swiss Borrower pursuant to the TLB Proceeds Loan Agreement and (b) any other loan from any Tranche B Term Borrower to the Swiss Borrower of the Net Proceeds from the borrowing of any Additional Senior Priority Debt Facility permitted by the then extant Senior Priority Debt Documents and Non-Senior Priority Debt Documents and, in each case, all loans or bonds directly or indirectly replacing or refinancing such loan or any portion thereof.

“TLB Proceeds Loan Agreement” means that certain secured loan agreement made on or about the date of this Agreement, by and among the Swiss Borrower, as borrower, and the Lux Borrower, as lender, any document evidencing any other TLB Proceeds Loan, and any security or guarantee documents in respect thereof, in each case as the same may be amended, supplemented, amended and restated or replaced from time to time in accordance with the then extant Senior Priority Debt Documents and Non-Senior Priority Debt Documents.

“TLB Proceeds Loan Credit Documents” means, with respect to any TLB Proceeds Loan, the promissory notes, credit agreements, loan agreements, indentures, or other operative agreements evidencing or governing such TLB Proceeds Loan (including, for the avoidance of doubt, the TLB Proceeds Loan Agreement).

“TLB Proceeds Loan Creditor” means the Lux Borrower in its capacity as the holder of TLB Proceeds Loan Obligations.

“TLB Proceeds Loan Obligations” means, with respect to any TLB Proceeds Loan, (a) all principal of, and premium and interest, fees, and expenses (including, without limitation, any interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to such TLB Proceeds Loan, (b) all other amounts payable to the Lux Borrower under the related TLB Proceeds Loan and (c) any renewals or extensions of the foregoing that are not prohibited by each then extant Senior Priority Debt Document and Non-Senior Priority Debt Document.

“Trademarks” means all United States and foreign (a) trademarks, service marks, domain names, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, slogans, other source or business identifiers, now existing or hereafter adopted or acquired, whether registered or unregistered, and all registrations, recordings and applications for registration filed in connection with the foregoing, including registrations, recordings and applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country, group of countries or any political subdivision thereof, and all common-law rights related thereto, (b) all goodwill associated therewith or symbolized thereby; and (c) all extensions or renewals thereof.

“Transferee” has the meaning assigned to such term in Section 5.01(a).

“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection, the effect of perfection or non-perfection, the priority or the enforcement of any security interests in any Collateral is mandatorily governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, then “Uniform Commercial Code” and “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for the purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection, priority or enforcement.

“US Co-Notes Issuer” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“U.S. Debtor” means a Debtor organized under the laws of a jurisdiction in the United States of America or any State (within the meaning of Section 9-102(a)(76) of the UCC).

“U.S. Grantor” means a Grantor organized under the laws of a jurisdiction in the United States of America or any State (within the meaning of Section 9-102(a)(76) of the UCC).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02. Terms Generally.

(a) The rules of interpretation set forth in Sections 1.02 through 1.11 of the Senior Secured Credit Agreement are incorporated herein mutatis mutandis.

(b) In this Agreement, (i) any reference to the then extant Senior Priority Debt Documents shall exclude any then extant TLB Proceeds Loan Credit Documents and (ii) any reference to the then extant Senior Subordinated Priority Debt Documents shall exclude any then extant HY Proceeds Loan Credit Documents.

ARTICLE 2

PRIORITIES AND AGREEMENTS WITH RESPECT TO COLLATERAL AND GUARANTEES

SECTION 2.01. Subordination: Common Senior Priority/Second Priority Collateral and Guarantees.

Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Secured Parties on the Common Senior Priority/Second Priority Collateral or of any Liens granted to any Senior Priority Representative or any other Senior Priority Secured Party on the Common Senior Priority/Second Priority Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law (including the Australian Corporations Act and Australian PPSA), any Second Priority Debt Document or any Senior Priority Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that (a) any (i) Lien on the Common Senior Priority/Second Priority Collateral securing or purporting to secure any Senior Priority Obligations shall have priority over and be senior in all respects and prior to any Lien on the Common Senior Priority/Second Priority Collateral securing or purporting to secure any Second Priority Debt Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise and (ii) any Guarantee Liabilities of a member of the Group (such member of the Group for the purposes of this Section 2.01, a “Common Senior Priority/Second Priority Guarantor”) in respect of any Senior Priority Obligations shall have priority over and be senior in all respects and prior to any Guarantee Liabilities of such Common Senior Priority/Second Priority Guarantor in respect of any Second Priority Debt Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise and (b) any (i) Lien on the Common Senior Priority/Second Priority Collateral securing or purporting to secure any Second Priority Debt Obligations shall be junior and subordinate in all respects to all Liens on the Common Senior Priority/Second Priority Collateral securing any Senior Priority Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise and (ii) any Guarantee Liabilities of a Common Senior Priority/Second Priority Guarantor in respect of any Second Priority Debt Obligations shall be junior and subordinate in all respects to any Guarantee Liabilities of such Common Senior Priority/Second Priority Guarantor in respect of any Senior Priority Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise. All (x) Liens on the Common Senior Priority/Second Priority Collateral securing or purporting to secure any Senior Priority Obligations shall in each case be and remain senior in all respects and prior to all Liens on the Common Senior Priority/Second Priority Collateral securing or purporting to secure any Second Priority Debt Obligations for all purposes and (y) Guarantee Liabilities of a Common Senior Priority/Second Priority Guarantor in respect of any Senior Priority Obligations shall in each case be and remain senior in all respects and prior to all Guarantee Liabilities of such Common Senior Priority/Second Priority Guarantor in respect of any Second Priority Debt Obligations for all purposes, in each case, whether or not such Liens securing or purporting to secure any Senior Priority Obligations or Guarantee Liabilities in respect of any Senior Priority Obligations are subordinated to any Lien securing or Guarantee Liabilities (as applicable) in respect of any other obligation of a Borrower, any Debtor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed, to the extent permitted under applicable law.

SECTION 2.02. Subordination: Common Collateral and Guarantees.

Without prejudice to Section 2.01 above, notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Senior Subordinated Priority Representative or any Senior Subordinated Priority Parties on the Common Collateral or of any Liens granted to any Non-Subordinated Priority Party on the Common Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law (including the Australian Corporations Act and Australian PPSA), any Debt Document, or any other circumstance whatsoever, each Senior Subordinated Priority Representative, on behalf of itself and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, hereby agrees that (a) any (i) Lien on the Common Collateral securing or purporting to secure any Non-Subordinated Priority Obligations shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing or purporting to secure any Senior Subordinated Priority Debt Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, and (ii) any Guarantee Liabilities of a member of the Group (such member of the Group for the purposes of this Section 2.02, a “Common Guarantor”) in respect of any Non-Subordinated Priority Obligations shall have priority over and be senior in all respects and prior to any Guarantee Liabilities of such Common Guarantor in respect of any Senior Subordinated Priority Debt Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, and (b) any (i) Lien on the Common Collateral securing or purporting to secure any Senior Subordinated Priority Debt Obligations shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Non-Subordinated Priority Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise and (ii) any Guarantee Liabilities of a Common Guarantor in respect of any Senior Subordinated Priority Debt Obligations shall be junior and subordinate in all respects to any Guarantee Liabilities of such Common Guarantor in respect of any Non-Subordinated Priority Obligations, in each case regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise. All (x) Liens on the Common Collateral securing or purporting to secure any Non-Subordinated Priority Obligations shall in each case be and remain senior in all respects and prior to all Liens on the Common Collateral securing or purporting to secure any Senior Subordinated Priority Debt Obligations for all purposes and (y) Guarantee Liabilities of a Common Guarantor in respect of any Non-Subordinated Priority Obligations shall in each case be and remain senior in all respects and prior to all Guarantee Liabilities of such Common Guarantor in respect of any Senior Subordinated Priority Debt Obligations for all purposes, in each case whether or not such Liens securing or purporting to secure any Non-Subordinated Priority Obligations or Guarantee Liabilities in respect of any Non-Subordinated Priority Obligations are subordinated to any Lien securing or Guarantee Liabilities (as applicable) in respect of any other obligation of a Borrower, any Debtor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed, to the extent permitted under applicable law. For the avoidance of doubt, this Agreement does not seek to rank any Guarantee Liabilities of a Notes Issuer in respect of the Second Priority Debt Obligations as against the Liabilities of a Notes Issuer in respect of the Senior Subordinated Notes Indenture Obligations.

SECTION 2.03. Nature of Senior Lender Claims.

Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that (a) a portion of the Senior Priority Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Priority Debt Documents and the Senior Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the Senior Priority Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Priority Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein. Each Senior Subordinated Priority Representative, on behalf of itself and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, acknowledges that (a) a portion of the Non-Subordinated Priority Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Non-Subordinated Priority Debt Documents and the Non-Subordinated Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the Non-Subordinated Priority Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Non-Subordinated Priority Obligations may be increased, in each case, without notice to or consent by the Senior Subordinated Priority Representatives or the Senior Subordinated Priority Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein. The Lien priorities provided for in Section 2.01 and Section 2.02 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of the Senior Priority Obligations or the Second Priority Debt Obligations or the Senior Subordinated Priority Debt Obligations, or any portion thereof. As between Holdings, the Notes Issuers, the Borrowers and the other Debtors and the Non-Senior Priority Parties, the foregoing provisions will not limit or otherwise affect the obligations of Holdings, the Notes Issuers, the Borrowers and the other Debtors contained in any Non-Senior Priority Debt Document with respect to the incurrence of additional Senior Priority Obligations or (in the case of the Senior Subordinated Priority Parties) additional Second Priority Debt Obligations.

SECTION 2.04. Prohibition on Contesting Liens.

Each of the Senior Subordinated Priority Representatives, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability or enforceability of any Lien securing, or any claims asserted with respect to, any Non-Subordinated Priority Obligations held (or purported to be held) by or on behalf of any Non-Subordinated Priority Party or other agent or trustee therefor in any Senior Priority Collateral or Second Priority Collateral (as applicable). Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability or enforceability of any Lien securing, or any claims asserted with respect to, (a) any Senior Priority Obligations held (or purported to be held) by or on behalf of any Senior Priority Representative or any of the other Senior Priority Secured Parties or other agent or trustee therefor in any Senior Priority Collateral or (b) any Senior Subordinated Priority Debt Obligations held (or purported to be held) by or on behalf of any Senior Subordinated Priority Representative or any of the other Senior Subordinated Priority Parties or other agent or trustee therefor in any Senior Subordinated Priority Collateral. Each Senior Priority Representative, for itself and on behalf of each Senior Priority Secured Party under its Senior Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability or enforceability of any Lien securing, or any claims asserted with respect to, any Non-Senior Priority Obligations held (or purported to be held) by or on behalf of any Non-Senior Priority Party or other agent or trustee therefor in any Second Priority Collateral or Senior Subordinated Priority Collateral (as applicable). Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair (a) the rights of any Senior Priority Representative to enforce this Agreement (including the priority of the Liens securing the Senior Priority Obligations as provided in Section 2.01 and Section 2.02) or (b) the rights of any Second Priority Representative to enforce this Agreement (including the priority of the Liens securing the Second Priority Debt Obligations as provided in Section 2.02).

SECTION 2.05. No New Liens.

The parties hereto agree that, (a) so long as the Discharge of Senior Priority Obligations has not occurred, none of the Grantors shall grant any additional Liens on any asset or property of any Grantor to secure any Non-Senior Priority Obligation unless (to the extent not prohibited and possible under applicable law) it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Senior Priority Obligations (other than the TLB Proceeds Loan Obligations in the case of any Grantor other than the Swiss Borrower), (b) so long as the Discharge of Second Priority Debt Obligations has not occurred, none of the Grantors shall grant any additional Liens on any asset or property of any Grantor to secure any Senior Subordinated Priority Debt Obligation unless (to the extent not prohibited and possible under applicable law) it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Second Priority Debt Obligations, (c) so long as the Discharge of Senior Priority Obligations has not occurred, if any Non-Senior Priority Party shall hold any Lien on any assets or property of any Grantor securing any Non-Senior Priority Obligations that are not also subject to the Liens securing all Senior Priority Obligations (other than the TLB Proceeds Loan Obligations in the case of any Grantor other than the Swiss Borrower) under the Senior Priority Collateral Documents, such Non-Senior Priority Party (i) shall notify the Designated Senior Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each Senior Priority Representative as security for the Senior Priority Obligations (other than the TLB Proceeds Loan Obligations in the case of any Grantor other than the Swiss Borrower), shall (to the extent not prohibited and possible under applicable law) assign such Lien to the Designated Senior Priority Representative as security for all Senior Priority Obligations (other than the TLB Proceeds Loan Obligations in the case of any Grantor other than the Swiss Borrower) for the benefit of the Senior Priority Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and (ii) until such assignment of such Lien to the Designated Senior Priority Representative or such grant of a similar Lien to each Senior Priority Representative, shall (to the extent not prohibited and possible under applicable law) be deemed to also hold and have held such Lien for the benefit of each Senior Priority Representative and the other Senior Priority Secured Parties as security for the Senior Priority Obligations (other than the TLB Proceeds Loan Obligations in the case of any Grantor other than the Swiss Borrower ) and (d) so long as (x) the Discharge of Senior Priority Obligations has occurred and (y) the Discharge of Second Priority Debt Obligations has not occurred, if any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party shall hold any Lien on any assets or property of any Grantor securing any Senior Subordinated Priority Debt Obligations that are not also subject to the Liens securing all Second Priority Debt Obligations under the Second Priority Collateral Documents, such Senior Subordinated Priority Representative or Senior Subordinated Priority Party (i) shall notify the Designated Second Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each Second Priority Representative as security for the Second Priority Debt Obligations, shall (to the extent not prohibited and possible under applicable law) assign such Lien to the Designated Second Priority Representative as security for all Second Priority Debt Obligations for the benefit of the Second Priority Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and (ii) until such assignment of such Lien to the Designated Second Priority Representative or such grant of a similar Lien to each Second Priority Representative, shall (to the extent not prohibited and possible under applicable law) be deemed to also hold and have held such Lien for the benefit of each Second Priority Representative and the other Second Priority Secured Parties as security for the Second Priority Debt Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any Non-Subordinated Priority Party, (x) each Senior Priority Representative agrees, for itself and on behalf of the other Senior Priority Secured Parties that it represents, (y) each Second Priority Representative agrees, for itself and on behalf of the other Second Priority Secured Parties that it represents and (z) each Senior Subordinated Priority Representative agrees, for itself and on behalf of the other Senior Subordinated Priority Parties that it represents, that any amounts received by or distributed to any Senior Priority Secured Party, any Second Priority Secured Party or any Senior Subordinated Priority Party pursuant to or as a result of any Lien granted in contravention of this Section 2.05 shall be subject to Section 4.01 and Section 4.02.

SECTION 2.06. Perfection of Liens.

Except for the limited agreements of the Senior Priority Representatives and the Second Priority Representatives pursuant to Section 5.05 hereof, (x) none of the Senior Priority Representatives or the Senior Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Senior Priority/Second Priority Collateral for the benefit of the Second Priority Representatives or the Second Priority Secured Parties and (y) none of the Senior Priority Representatives or the Second Priority Representatives or the Senior Priority Secured Parties or the Second Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Senior Subordinated Priority Representatives or the Senior Subordinated Priority Parties. The provisions of this Agreement are intended to govern the respective Lien priorities as between the Senior Priority Secured Parties, the Second Priority Secured Parties and the Senior Subordinated Priority Parties and shall not impose on the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties, Senior Subordinated Priority Representatives, the Senior Subordinated Priority Parties, or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Common Senior Priority/Second Priority Collateral or Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.07. Certain Collateral.

Notwithstanding anything in this Agreement or any other Senior Priority Debt Documents or Second Priority Debt Documents or Senior Subordinated Priority Debt Documents to the contrary, collateral consisting of cash and deposit account balances pledged to secure Senior Secured Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Senior Secured Administrative Agent pursuant to the Senior Secured Credit Agreement (together “Cash Collateral”) shall be applied as specified in the Senior Secured Credit Agreement and will not constitute Common Senior Priority/Second Priority Collateral or Common Collateral. Nothing in this Agreement shall prevent any issuer of a Letter of Credit taking any Enforcement Action in respect of any Cash Collateral which has been provided for it in accordance with the Senior Secured Credit Agreement.

SECTION 2.08. Prohibition on Proceeds Loan Liens and Guarantees

Notwithstanding anything in this Agreement or any other Senior Priority Debt Document or Second Priority Debt Document or Senior Subordinated Priority Debt Document to the contrary, (i) no TLB Proceeds Loan may receive the benefit of any guarantee from any member of the Group or any Lien over any Common Collateral other than a Lien over the assets of the Swiss Borrower pursuant to a Senior Priority Collateral Document and (ii) no HY Proceeds Loan may receive the benefit of any guarantee from any member of the Group or any Lien over any Common Collateral.

ARTICLE 3

ENFORCEMENT

SECTION 3.01. Exercise of Remedies.

(a) So long as the Discharge of Senior Priority Obligations has not occurred, except as expressly provided in the provisos of this Section 3.01(a), whether or not any Insolvency or Liquidation Proceeding has been commenced by or against a Borrower or any other Debtor:

(i) no Non-Senior Priority Party will in respect of any Non-Senior Priority Obligations (w) take any Collateral Enforcement Action, (x) take any Enforcement Action against any Non-U.S. Debtor, (y) contest, protest or object to any Enforcement Action (including any foreclosure proceeding or other action brought with respect to the Common Senior Priority/Second Priority Collateral or the Common Collateral or any other Senior Priority Collateral) by any Senior Priority Representative or any Senior Priority Secured Party in respect of the Senior Priority Obligations, the exercise of any right by any Senior Priority Representative or any Senior Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Priority Representative or any Senior Priority Secured Party either is a party or may have rights as a third-party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Common Senior Priority/Second Priority Collateral or the Common Collateral under the Senior Priority Debt Documents or otherwise in respect of the Senior Priority Collateral or the Senior Priority Obligations (including any Enforcement Action in respect of the same) or (z) object to the forbearance by the Senior Priority Secured Parties from bringing or pursuing any Enforcement Action including any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Senior Priority/Second Priority Collateral or the Common Collateral or any other Senior Priority Collateral in respect of Senior Priority Obligations; and

(ii) except as otherwise provided herein (including Section 6.01), the Senior Priority Representatives and the Senior Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Senior Priority/Second Priority Collateral or the Common Collateral or any other Senior Priority Collateral without any consultation with or the consent of any Second Priority Representative, any Senior Subordinated Priority Representative, any Second Priority Secured Party or any Senior Subordinated Priority Party;

provided, however, that:

(A) in any Insolvency or Liquidation Proceeding commenced by or against Holdings, a Borrower or any other Debtor, (1) any Second Priority Representative may file a claim, proof of claim or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility in a manner consistent with the terms of this Agreement and (2) any Senior Subordinated Priority Representative and/or the HY Proceeds Loan Creditor may file a claim, proof of claim or statement of interest with respect to the Senior Subordinated Priority Debt Obligations under its Senior Subordinated Priority Debt Facility in a manner consistent with the terms of this Agreement;

(B) (1) any Second Priority Representative may take any action (not adverse to the prior Liens on the Common Senior Priority/Second Priority Collateral securing the Senior Priority Obligations or the rights of the Senior Priority Representatives or the Senior Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Senior Priority/Second Priority Collateral and (2) any Senior Subordinated Priority Representative may take any action (not adverse to the prior Liens on the Common Collateral securing the Non-Subordinated Priority Obligations or the rights of the Non-Subordinated Priority Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral;

(C) subject to, and without prejudice to, Section 5.01, any Second Priority Representative and/or any Senior Subordinated Priority Representative may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of their claims or Liens, including any claims secured by the Common Senior Priority/Second Priority Collateral or the Common Collateral (as applicable), if any;

(D) (1) any Second Priority Representative and/or any Senior Subordinated Priority Representative may join (but not control) any foreclosure or other judicial lien proceeding with respect to the Common Senior Priority/Second Priority Collateral or the Common Collateral (as applicable) initiated by the Senior Priority Representative or any Senior Priority Secured Party and (2) any Senior Subordinated Priority Representative may join (but not control) any foreclosure or other judicial lien proceeding with respect to the Common Collateral (as applicable) initiated by the Second Priority Representative or any Second Priority Secured Party;

(E) any Second Priority Representative and any Senior Subordinated Priority Representative may at all times seek specific performance or equitable relief to compel any Debtor to comply with any reporting obligations under the Second Priority Debt Documents or the Senior Subordinated Priority Debt Documents (as applicable) (including inspection and similar rights) so long as such action does not hinder or otherwise interfere with (x) any Enforcement Action by the Senior Priority Representative or any Senior Priority Secured Party or (y) any Disposition of Common Senior Priority/Second Priority Collateral or the Common Collateral (as applicable) during an Insolvency or Liquidation Proceeding;

(F) any Second Priority Representative, Senior Subordinated Priority Representative, Second Priority Secured Party and/or Senior Subordinated Priority Party may exercise their rights and remedies as unsecured creditors, solely to the extent as provided in Section 5.04;

(G) any Second Priority Representative and/or any Senior Subordinated Priority Representative may exercise the rights and remedies provided for in Section 6.03 and may vote on any proposed plan of reorganization or liquidation or similar dispositive restructuring plan in the manner as provided in Section 6.11;

(H) from and after the Second Priority Enforcement Date, (i) any Second Priority Representative may take any Enforcement Action (other than any Enforcement Action which also constitutes Collateral Enforcement Action) and (ii) the Designated Second Priority Representative may take any Enforcement Action (including, for the avoidance of doubt, any Collateral Enforcement Action), and each Second Priority Representative and the Designated Second Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) against any Debtor in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including, in the case of the Designated Second Priority Representative only, any action of foreclosure); provided that, if at any time the Designated Senior Priority Representative has commenced and is diligently pursuing any Collateral Enforcement Action with respect to any Common Senior Priority/Second Priority Collateral (the “Relevant Senior Priority/Second Priority Collateral”), the Designated Second Priority Representative may not take Collateral Enforcement Action with respect to such Relevant Senior Priority/Second Priority Collateral (but, for the avoidance of doubt and subject to the immediately following proviso, may take any other Enforcement Action which does not constitute Collateral Enforcement Action and/or any Collateral Enforcement Action with respect to Common Senior Priority/Second Priority Collateral that does not constitute such Relevant Senior Priority/Second Priority Collateral) and provided further that, subject to paragraph (K) below, if the Designated Senior Priority Representative has given notice to the Designated Second Priority Representative that any Common Senior Priority/Second Priority Collateral over shares in a Debtor or any holding company of a Debtor is being enforced (or that any formal steps are being taken to enforce such Common Senior Priority/Second Priority Collateral) by the sale or appropriation of shares which are subject to such Common Senior Priority/Second Priority Collateral, neither the Designated Second Priority Representative nor any other Second Priority Representative may take Enforcement Action against that Debtor or against any property of that Debtor in respect of any Second Priority Debt Obligations until the earlier of: (1) the date which is 90 days after the later of: (a) the date on which the Designated Senior Priority Representative gave such notice; and (b) the Second Priority Enforcement Date; and (2) the date on which the Designated Senior Priority Representative notifies the Designated Second Priority Representative (which it shall do promptly) that such action is no longer being taken;

(I) from and after the Senior Subordinated Priority Enforcement Date, (i) any Senior Subordinated Priority Representative may take any Enforcement Action (other than any Enforcement Action which also constitutes Collateral Enforcement Action) and (ii) the Designated Senior Subordinated Priority Representative may take any Enforcement Action (including, for the avoidance of doubt, any Collateral Enforcement Action), and each Senior Subordinated Priority Representative and the Designated Senior Subordinated Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) against any Debtor in respect of any Senior Subordinated Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including, in the case of the Designated Senior Subordinated Priority

Representative only, any action of foreclosure) provided that, if at any time the Designated Senior Priority Representative (or, if the Discharge of Senior Priority Obligations has occurred but the Discharge of Second Priority Debt Obligations has not occurred, the Designated Second Priority Representative) has commenced and is diligently pursuing any Collateral Enforcement Action with respect to any Common Collateral (the “Relevant Common Collateral”), the Designated Senior Subordinated Priority Representative may not take Collateral Enforcement Action with respect to such Relevant Common Collateral (but, for the avoidance of doubt and subject to the immediately following proviso, may take any other Enforcement Action which does not constitute Collateral Enforcement Action and/or any Collateral Enforcement Action with respect to Common Collateral that does not constitute such Relevant Common Collateral) and provided further that, subject to paragraph (L) below, if the Designated Senior Priority Representative (or the Designated Second Priority Representative, as applicable) has given notice to the Designated Senior Subordinated Priority Representative that the Common Collateral over shares in a Debtor or any holding company of a Debtor is being enforced (or that any formal steps are being taken to enforce such Common Collateral) by the sale or appropriation of shares which are subject to such Common Collateral, neither the Designated Senior Subordinated Priority Representative nor any other Senior Subordinated Priority Representative may take Enforcement Action against that Debtor or against any property of that Debtor in respect of any Senior Subordinated Priority Debt Obligations until the earlier of: (1) the date which is 90 days after the later of: (a) the date on which the Designated Senior Priority Representative gave such notice; and (b) the Senior Subordinated Priority Enforcement Date; and (2) the date on which the Designated Senior Priority Representative (or the Designated Second Priority Representative, as applicable) notifies the Designated Senior Subordinated Priority Representative (which it shall do promptly) that such action is no longer being taken; and

(J) (1) following the occurrence of a Senior Acceleration Event, any Second Priority Representative and/or any Senior Subordinated Priority Representative may take the same Enforcement Action (but in respect of the relevant liabilities) as constitutes that Senior Acceleration Event and (2) following the occurrence of a Second Priority Acceleration Event, any Senior Subordinated Priority Representative may take the same Enforcement Action (but in respect of the relevant liabilities) as constitutes that Second Priority Acceleration Event.

(K) after the occurrence of a Non-U.S. Insolvency Event, each Second Priority Class Debt Party may (unless otherwise directed by the Designated Senior Priority Representative or unless the Designated Senior Priority Representative has taken, or has given notice that it intends to take, action on behalf of that Second Priority Class Debt Party in accordance with Section 10.3) exercise any right they may otherwise have against that Non-U.S. Debtor to: (i) accelerate any of that Non-U.S. Debtor’s Second Priority Debt Obligations or declare them prematurely due and payable or payable on demand; (ii) make demand under any guarantee, indemnity, or other assurance against loss given by that Non-U.S. Debtor in respect of any Second Priority Debt Obligations; and (iii) exercise any right of set-off or receive any payment in respect of any Second Priority Debt Obligations of that Non-U.S. Debtor; and

(L) after the occurrence of a Non-U.S. Insolvency Event, each Senior Subordinated Priority Party may (unless otherwise directed by the Designated Senior Priority Representative or unless the Designated Senior Priority Representative has taken, or has given notice that it intends to take, action on behalf of that Senior Subordinated Priority Party in accordance with Section 10.3) exercise any right they may otherwise have against that Non-U.S. Debtor to: (i) accelerate any of that Non-U.S. Debtor’s Senior Subordinated Priority Debt Obligations or declare them prematurely due and payable or payable on demand; (ii) make demand under any guarantee, indemnity, or other assurance against loss given by that Non-U.S. Debtor in respect of any Senior Subordinated Priority Debt Obligations; and (iii) exercise any right of set-off or receive any payment in respect of any Senior Subordinated Priority Debt Obligations of that Non-U.S. Debtor.

In exercising rights and remedies with respect to the Senior Priority Collateral, the Senior Priority Representatives and the Senior Priority Secured Parties may enforce the provisions of the Senior Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Senior Priority/Second Priority Collateral, Common Collateral and any other Senior Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction (even if it involves multiple-representation, self-contracting or conflict of interest).

(b) (i) So long as the Discharge of Senior Priority Obligations has not occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will not take or receive any Common Senior Priority/Second Priority Collateral or any proceeds of Common Senior Priority/Second Priority Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Senior Priority/Second Priority Collateral in respect of Second Priority Debt Obligations and (ii) so long as the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations have not occurred, each Senior Subordinated Priority Representative, on behalf of itself and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral in respect of Senior Subordinated Priority Debt Obligations. Without limiting the generality of the foregoing and except as expressly provided in the provisos to Section 3.01(a), (x) subject to clause (H) of the proviso to Section 3.01(a), unless and until the Discharge of Senior Priority Obligations has occurred, the sole right of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Common Senior Priority/Second Priority Collateral is to hold a Lien on the Common Senior Priority/Second Priority Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents and (y) subject to clause (I) of the proviso to Section 3.01(a), unless and until the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations have occurred, the sole right of the Senior Subordinated Priority Representatives and the Senior Subordinated Priority Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of Senior Subordinated Priority Debt Obligations pursuant to the Senior Subordinated Priority Debt Documents, in each case for the period and to the extent granted therein and to receive in each case a share of the proceeds thereof, if any, after the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations have occurred.

(c) Subject to the provisos to Section 3.01(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Secured Party will take any action that would hinder, delay or interfere with any Enforcement Action by any Senior Priority Representative or any Senior Priority Secured Party, including any Disposition of the Collateral, whether by foreclosure or otherwise, (ii) the HY Proceeds Loan Creditor and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that none of the HY Proceeds Loan Creditor, such Senior Subordinated Priority Representative or any such Senior Subordinated Priority Party will take any action that would hinder, delay or interfere with any Enforcement Action by any Senior Priority Representative or any Senior Priority Secured Party, including any Disposition of the Common Collateral, whether by foreclosure or otherwise, and (iii) each Second Priority Representative (for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility), the HY Proceeds Loan Creditor and each Senior Subordinated Priority Representative (for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility), hereby waives any and all rights it or any such Second Priority Secured Party or Senior Subordinated Priority Party (as applicable) may have as a junior lien creditor or otherwise to object to the manner in which the Senior Priority Representatives or the Senior Priority Secured Parties seek to enforce or collect the Senior Priority Obligations or the Liens granted on any of the Senior Priority Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party is adverse to the interests of the Second Priority Secured Parties or the Senior Subordinated Priority Parties.

(d) Each Second Priority Representative and each Senior Subordinated Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document or Senior Subordinated Priority Debt Document (as applicable) shall be deemed to restrict in any way the rights and remedies of the Senior Priority Representatives or the Senior Priority Secured Parties with respect to the Senior Priority Collateral as set forth in this Agreement and the Senior Priority Debt Documents.

(e) Until the Discharge of Senior Priority Obligations, except as expressly provided in the provisos to Section 3.01(a), the Designated Senior Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Common Senior Priority/Second Priority Collateral, the Common Collateral and any other Senior Priority Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto; provided, however, that (i) any Second Priority Representative and the Second Priority Secured Parties may exercise any of their rights or remedies with respect to the Common Senior Priority/Second Priority Collateral and (ii) any Senior Subordinated Priority Representative and the Senior Subordinated Priority Parties may exercise any of their rights or remedies with respect to the Common Collateral, in each case to the extent permitted by the provisos in Section 3.01(a) and Sections 6.01 and 6.03.

(f) (i) Following the Discharge of Senior Priority Obligations or (ii) to the extent that the Second Priority Secured Parties are then permitted to enforce or require the enforcement of the Collateral under this Section 3.01 and the other provisions of this Agreement, the Second Priority Secured Parties shall have all of the rights provided to the Senior Priority Secured Parties (as applicable) under this Section 3.01 mutatis mutandis (at the cost of the Debtors in accordance with the terms of the applicable Second Priority Debt Document and without any consent, sanction, authority or further confirmation from any Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

(g) (i) Following the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations or (ii) to the extent that the Senior Subordinated Secured Parties are then permitted to enforce or require the enforcement of the Collateral under this Section 3.01 and the other provisions of this Agreement, the Senior Subordinated Secured Priority Secured Parties shall have all of the rights provided to the Senior Priority Secured Parties (as applicable) under this Section 3.01 mutatis mutandis (at the cost of the Debtors in accordance with the terms of the applicable Senior Subordinated Priority Debt Document and without any consent, sanction, authority or further confirmation from any Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

(h) Notwithstanding anything in this Agreement or any other Senior Priority Debt Document or Second Priority Debt Document or Senior Subordinated Priority Debt Document to the contrary, the restrictions in this Section 3.01 will not apply with respect to any Enforcement Action set out in paragraph (a)(i), (a)(ii), (a)(iii), or (a)(iv) of that definition which is taken by a Senior Subordinated Notes Secured Party against a Notes Issuer in respect of the Senior Subordinated Notes Indenture Obligations.

SECTION 3.02. Cooperation.

(a) Subject to the provisos to Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Priority Obligations has occurred, it will not commence, or join with any Person (other than the Senior Priority Secured Parties and the Senior Priority Representatives upon the request of the Designated Senior Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Senior Priority/Second Priority Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.

(b) Subject to the provisos to Section 3.01(a), the HY Proceeds Loan Creditor and each Senior Subordinated Priority Representative, on behalf of itself and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that, unless and until the Discharge of Senior Priority Obligations and Second Priority Debt Obligations has occurred, it will not commence, or join with any Person (other than (i) prior to the Discharge of Senior Priority Obligations, the Senior Priority Secured Parties and the Senior Priority Representatives upon the request of the Designated Senior Priority Representative and (ii) following the Discharge of Senior Priority Obligations, the Second Priority Secured Parties and the Second Priority Representatives upon the request of the Designated Second Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Senior Subordinated Priority Debt Documents or otherwise in respect of the Senior Subordinated Priority Debt Obligations.

SECTION 3.03. Actions upon Breach.

Should any Second Priority Representative, Senior Subordinated Priority Representative, Second Priority Secured Party or Senior Subordinated Priority Party contrary to this Agreement, in any way take, attempt to take or threaten to take any Enforcement Action or other action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, (i) any Senior Priority Representative or other Senior Priority Secured Party (in its or their own name or in the name of a Borrower or any other Debtor) may obtain relief against such Second Priority Representative or such Second Priority Secured Party, and (ii) any Non-Subordinated Priority Party (in its or their own name or in the name of a Borrower or any other Debtor) may obtain relief against such Senior Subordinated Priority Representative or Senior

Subordinated Priority Party. Each Second Priority Representative (on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility) and each Senior Subordinated Priority Representative (on behalf of itself and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility) hereby (i) agrees that (A) the Senior Priority Secured Parties’ damages from the actions of the Non-Senior Priority Parties or (B) the Non-Subordinated Priority Parties’ damages from the actions of the Senior Subordinated Priority Representatives may, in each case, at that time be difficult to ascertain and may be irreparable and waives any defense that the Senior Priority Secured Parties, Second Priority Secured Parties or Senior Subordinated Priority Parties (as applicable) cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Priority Secured Party or any Non-Senior Priority Party.

SECTION 3.04. Appointment of the Designated Senior Priority Representative.

Each Senior Priority Representative and each Senior Priority Secured Party agrees, solely as among themselves in such capacity and solely for their mutual benefit, that the Senior Priority Representative designated as the Designated Senior Priority Representative (or any Person authorized by the Designated Senior Priority Representative) shall have the sole right and power, as among the Senior Priority Representatives and Senior Priority Secured Parties, to take and direct any right or remedy with respect to Senior Priority Collateral in accordance with the terms of this Agreement and the relevant Collateral Documents. Notwithstanding anything herein to the contrary, the Designated Senior Priority Representative has no obligation to act hereunder unless instructed to do so by the Majority Senior Priority Secured Parties. No Senior Priority Secured Party, other than the Designated Senior Priority Representative (or any Person authorized by the Designated Senior Priority Representative) (subject to the provisions of this Agreement), may commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, receiver and manager, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Senior Priority Collateral, whether under any Additional Senior Priority Debt Document, applicable law or otherwise. The Designated Senior Priority Representative shall act for the Senior Priority Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction or with the consent of Majority Senior Priority Secured Parties.

SECTION 3.05. Appointment of the Designated Second Priority Representative.

Each Second Priority Representative and Second Priority Secured Party agrees, solely as among themselves in such capacity and solely for their mutual benefit, that the Second Priority Representative designated as the Designated Second Priority Representative (or any Person designated by the Designated Second Priority Representative) shall have the sole right and power, as among the Second Priority Representatives and Second Priority Secured Parties, to take and direct any right or remedy with respect to Second Priority Collateral in accordance with the terms of this Agreement and the relevant Collateral Documents. Notwithstanding anything herein to the contrary, the Designated Second Priority Representative has no obligation to act hereunder unless instructed to do so by the Majority Second Priority Secured Parties. As among the Second Priority Secured Parties, no Second Priority Secured Party, other than the Designated Second Priority Representative (or any Person acting upon the instruction of the Designated Second Priority Representative) (subject to the provisions of this Agreement), may commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Second Priority Collateral, whether under any Second Priority Debt Document, applicable law or otherwise. The Designated Second Priority Representative shall act for the Second Priority Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction or with the consent of Majority Second Priority Secured Parties.

SECTION 3.06. Appointment of the Designated Senior Subordinated Priority Representative.

Each Senior Subordinated Priority Representative and Senior Subordinated Secured Party agrees, solely as among themselves in such capacity and solely for their mutual benefit, that the Senior Subordinated Priority Representative designated as the Designated Senior Subordinated Priority Representative (or any Person designated by the Designated Senior Subordinated Priority Representative) shall have the sole right and power, as among the Senior Subordinated Priority Representatives and Senior Subordinated Priority Parties, to take and direct any right or remedy with respect to Senior Subordinated Priority Collateral in accordance with the terms of this Agreement and the relevant Collateral Documents. Notwithstanding anything herein to the contrary, the Designated Senior Subordinated Priority Representative has no obligation to act hereunder unless instructed to do so by the Majority Senior Subordinated Priority Secured Parties. As among the Senior Subordinated Priority Parties, no Senior Subordinated Priority Party, other than the Designated Senior Subordinated Priority Representative (or any Person acting upon the instruction of the Designated Senior Subordinated Priority Representative) (subject to the provisions of this Agreement), may commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Senior Subordinated Priority Collateral, whether under any Senior Subordinated Priority Debt Document, applicable law or otherwise. The Designated Senior Subordinated Priority Representative shall act for the Senior Subordinated Priority Parties as provided in this Agreement, and shall be entitled to so act at the direction or with the consent of the Majority Senior Subordinated Priority Secured Parties.

ARTICLE 4

PAYMENTS

SECTION 4.01. Application of Proceeds.

Regardless of whether an Insolvency or Liquidation Proceeding has been commenced, (i) the Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies and (ii) any other amounts (subject to the rights of the Senior Priority Secured Parties under the Senior Priority Debt Documents) paid over to the Designated Senior Priority Representative (or, following the Discharge of Senior Priority Obligations, the Designated Second Priority Representative, or, following the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations, the Designated Senior Subordinated Priority Representative) in accordance with this Agreement (including in respect of Guarantee Liabilities) (A) first, shall be applied to the payment in full in cash of all fees and expenses incurred in connection with the exercise of any rights or remedies permitted hereunder owing to the Senior Secured Collateral Agent (in its capacity as such) pursuant to the terms of any Senior Priority Debt Document, (B) second, shall be applied by the Designated Senior Priority Representative to the Senior Priority Obligations in such order as specified in Section 12.01, until the Discharge of Senior Priority Obligations has occurred, (C) third, upon the Discharge of Senior Priority Obligations, shall be applied by the Designated Second Priority

Representative to the Second Priority Debt Obligations in such order as specified in Section 13.01, until the Discharge of Second Priority Debt Obligations has occurred, (D) fourth, upon the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations, shall be applied by the Designated Senior Subordinated Priority Representative, to the Senior Subordinated Priority Debt Obligations in such order as specified in Section 14.01 until the Discharge of Senior Subordinated Priority Debt Obligations has occurred, (E) fifth, upon the Discharge of Senior Priority Obligations, Discharge of Second Priority Debt Obligations and Discharge of Senior Subordinated Priority Debt Obligations, shall be applied by the Honeywell Indemnitee to the Honeywell Indemnity Obligations in accordance with the terms of the Honeywell Indemnity Documents until the Honeywell Indemnity Obligations have been paid in full or otherwise satisfied or discharged in accordance with the terms thereof, (F) sixth, if none of the Debtors is under any further actual or contingent liability under any Senior Priority Debt Document, Second Priority Debt Document, Senior Subordinated Priority Debt Document or Honeywell Indemnity Document, shall be applied in payment or distribution to any Person to whom the Applicable Designated Representative is obliged to pay or distribute in priority to any Debtor and (G) seventh, the balance, if any, shall be applied in payment or distribution to the relevant Debtor. Upon (x) the Discharge of Senior Priority Obligations, each applicable Senior Priority Representative shall deliver promptly to the Designated Second Priority Representative any Common Senior Priority/Second Priority Collateral or proceeds thereof or amounts otherwise received in accordance with this Agreement held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct and (y) the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations, each applicable Senior Priority Representative and Second Priority Representative shall deliver promptly to the Designated Senior Subordinated Priority Representative any Common Collateral or proceeds thereof or amounts otherwise received in accordance with this Agreement held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

SECTION 4.02. Payments Over

(a) Subject, in the case of a Notes Trustee, to Section 15.25, if at any time any Creditor (other than a Senior Priority Secured Party) receives or recovers from any member of the Group (other than in accordance with Section 4.01): (i) any Collateral or proceeds thereof in connection with the exercise by any Creditor of any right or remedy (including setoff) relating to the Collateral; (ii) any Payment or distribution of, or on account of or in relation to any of the Guarantee Liabilities; (iii) any Payment or distribution of, or on account of or in relation to any of the Liabilities which is prohibited by the terms of this Agreement; (iv) (other than after the occurrence of any Insolvency or Liquidation Proceeding in respect of that member of the Group) any amount on account of, or in relation to, any of the Liabilities after a Distress Event (other than a Distress Event which is constituted by a Creditor which is not a Representative exercising an acceleration right (howsoever described) to demand repayment of any Obligations); or (v) any distribution in cash or in kind or Payment by a Non-U.S. Debtor of, or on account of or in relation to, any of the Liabilities which is made as a result of, or after the occurrence of, a Non-U.S. Insolvency Event in respect of such Non-U.S. Debtor, then such Collateral or amount shall, in each case, be segregated and held in trust or, to the extent the concept of trust is not recognized in the relevant jurisdiction, held on behalf of and for the benefit of and forthwith paid over to (a) so long as the Discharge of Senior Priority Obligations has not occurred, the Designated Senior Priority Representative for the benefit of the Senior Priority Secured Parties, (b) upon the Discharge of Senior Priority Obligations and so long as the Discharge of Second Priority Debt Obligations has not occurred, the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties, (c) upon the Discharge of Second Priority Debt Obligations and so long as the Discharge of Senior Subordinated Priority Debt Obligations has not occurred, to the Designated Senior Subordinated Priority Representative for the benefit of the Senior Subordinated Priority Parties, in each case in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Senior Priority Representative, the Designated Second Priority Representative or the Designated Senior Subordinated Priority Representative (as applicable) is hereby authorized to make any such endorsements as agent for each of the Creditors (other than the Senior Priority Secured Parties) (as applicable). This authorization is coupled with an interest and is irrevocable.

(b) Section 4.02(a) shall not apply to any receipt or recovery from a Notes Issuer in respect of the Senior Subordinated Notes Indenture Obligations from assets which do not constitute Collateral.

SECTION 4.03. Second Priority Payment Stop Notices and Automatic Block Events

(a) So long as the Discharge of Senior Priority Obligations has not occurred, Holdings shall not, and shall procure that no other member of the Group will, make any Payment of the Second Priority Debt Obligations if (x) a Senior Priority Payment Default has occurred and is continuing or (y) a Second Priority Payment Stop Notice is outstanding, except if and to the extent the payment is not otherwise prohibited under the Debt Documents and: (i) the Payment is of any fees, costs, taxes and expenses of a Second Priority Representative payable to such Second Priority Representative for its own account pursuant to the relevant Second Priority Debt Documents or any engagement letter between a Second Priority Representative and a Debtor (including any amount payable to a Second Priority Representative by way of indemnity, remuneration or reimbursement for expenses incurred) and the costs incurred by a Second Priority Representative in connection with any actual or attempted Enforcement Action which is permitted by this Agreement; (ii) (A) an event of default under, and as defined in, the Second Priority Debt Documents has occurred and is continuing and the Payment is of any commercially reasonable fees, costs, taxes and expenses of a Second Priority Representative or any third party professional advisers payable by the Second Priority Secured Parties in respect of restructuring advice or valuations relating to the Group (other than those payable in connection with disputing any aspect of a Distressed Disposal, an appropriation or a Debt Disposal or any provision of a Senior Priority Debt Document, a Second Priority Debt Document or this Agreement and excluding any fees, costs, taxes or expenses incurred in connection with any current, threatened or pending litigation against any Senior Priority Secured Party or any Affiliate of any Senior Priority Secured Party) and (B) no Senior Priority Payment Default has occurred and is continuing; (iii) the Payment is of any reasonable costs, commissions, taxes, and expenses not the subject of limb (ii) above incurred in respect of (or reasonably incidental to) any Second Priority Debt Documents and its related finance documents (including in relation to any reporting or listing requirements under such Second Priority Debt Document or its related finance documents); (iv) the Payment is of an amendment, consent and/or waiver fee in respect of any consent granted under, or waiver or amendment of any provision of, a Second Priority Debt Document in an amount which, when expressed as a percentage of the principal amount of the Second Priority Debt Obligations (or the affected principal amount), does not exceed the amount of the corresponding amendment, consent and/or waiver fee which has been paid to the Senior Priority Secured Parties under each relevant Senior Priority Debt Document (when expressed as a percentage of the principal amount of the Senior Priority Obligations owed to the Senior Priority Secured Parties (or the affected principal amount)); (v) the capitalization of interest or the issuance of a non-cash pay financial instrument evidencing the same which is subordinated to the Senior Priority Obligations pursuant to this Agreement on the same terms as the Second Priority Debt Obligations; (vi) any closing payment due pursuant to any notes purchase agreement (or equivalent) that is a Second Priority Debt Document or other upfront fees due in respect of any credit agreement that is a Second Priority Debt Document to the extent such closing payment or upfront fees are financed by the proceeds from the relevant Second Priority Debt Document; (vii) if the Senior Priority Obligations are being refinanced simultaneously, the Payment is funded directly or indirectly with the proceeds of indebtedness permitted under the Debt Documents (after giving pro forma effect to such incurrence and the application of such indebtedness) or (viii) the Designated Senior Priority Representative gives prior consent to that Payment being made.

(b) A Second Priority Payment Stop Notice is “outstanding” during the period from the date on which, following the occurrence of an Event of Default (other than a Senior Priority Payment Default) under, and as defined in, the Senior Secured Credit Agreement (or any similar event of default provisions of any Additional Senior Priority Debt Document) that is continuing and has not been remedied or waived (a “Second Priority Payment Stop Event”), the relevant Senior Priority Representative issues a notice (a “Second Priority Payment Stop Notice”) to the Second Priority Representatives (with a copy to Holdings) advising that a Second Priority Payment Stop Event has occurred and is continuing and suspending Payments of the Second Priority Debt Obligations (other than those permitted under clause (a) above during such time) until the first to occur of: (i) the date which is 120 days after the date of issue of that Second Priority Payment Stop Notice; (ii) if the Second Priority Representative issues the notice referred to in clause (ii) of the definition of “Second Priority Enforcement Date” to the relevant Senior Priority Representative after the issue of a Second Priority Payment Stop Notice, the Second Priority Enforcement Date; (iii) the date on which the relevant Second Priority Payment Stop Event in respect of which that Second Priority Payment Stop Notice was issued is no longer continuing; (iv) the date on which the relevant Senior Priority Representative cancels that Second Priority Payment Stop Notice by notice to the relevant Second Priority Representatives (with a copy to Holdings); and (v) the date on which the Discharge of Senior Priority Obligations has occurred.

(c) Subject to clause (d) below: (i) no Second Priority Payment Stop Notice may be served by a Senior Priority Representative in reliance on a particular Second Priority Payment Stop Event more than 120 days after the relevant Senior Priority Representative receives a notice under the relevant Senior Priority Debt Document advising of the occurrence of the Event of Default (under, and as defined in, the Senior Secured Credit Agreement or any similar event of default provisions of any Additional Senior Priority Debt Document) constituting that Second Priority Payment Stop Event; (ii) no more than one Second Priority Payment Stop Notice may be served by a Senior Priority Representative with respect to the same event or set of circumstances and (iii) no more than one Second Priority Payment Stop Notice may be served in any period of 365 days.

(d) If a Senior Priority Representative is instructed to serve (or cancel) a Second Priority Payment Stop Notice under clause (b) above, it shall also serve an (or, as the case may be, cancel each) equivalent Second Priority Payment Stop Notice in respect of any other Second Priority Debt Obligations.

(e) Any failure to make a Payment due under the Second Priority Debt Documents as a result of the issue of a Second Priority Payment Stop Notice or the occurrence of a Senior Priority Payment Default shall not prevent: (i) the occurrence of an event of default under, and as defined in, any Second Priority Debt Document as a consequence of that failure to make a Payment in relation to the relevant Second Priority Debt Document; or (ii) the issue by a Second Priority Representative of the notice referred to in clause (ii) of the definition of “Second Priority Enforcement Date”.

(f) No Debtor shall be released from the liability to make any Payment (including of default interest which shall continue to accrue) under any Second Priority Debt Document by the operation of clauses (a) to (e) above even if its obligation to make that Payment is restricted at any time by the terms of any of those clauses; and the accrual and (if applicable) capitalization of interest in accordance with the Second Priority Debt Documents shall continue notwithstanding the issue of a Second Priority Payment Stop Notice or the occurrence of a Senior Priority Payment Default.

(g) If: (i) at any time following the issue of a Second Priority Payment Stop Notice or the occurrence of a Senior Priority Payment Default, that Second Priority Payment Stop Notice ceases to be outstanding and/or (as the case may be) the Senior Priority Payment Default ceases to be continuing; and (ii) the relevant Debtor then promptly pays to the relevant Second Priority Secured Parties an amount equal to any Payments which had accrued under the Second Priority Debt Documents and which would have been permitted to be paid under this Agreement but for that Second Priority Payment Stop Notice or Senior Priority Payment Default, then any event of default under, and as defined in, any Debt Document (including any cross-default or similar provision) which may have occurred as a result of that suspension of Payments shall be waived and any notice which may have been issued by a Second Priority Representative pursuant to clause (ii) of the definition of “Second Priority Enforcement Date” as a result of that event of default shall be deemed to be cancelled, in each case, without any further action being required on the part of the Secured Parties and notwithstanding the terms of any Debt Document.

(h) So long as the Discharge of Senior Priority Obligations has not occurred, Holdings shall not, and shall procure that no other member of the Group will, enter into any Debt Purchase Transaction in respect of the Second Priority Debt Obligations or beneficially own all or any part of the share capital of a company that is a Second Priority Secured Party or a party to a Debt Purchase Transaction in respect of the Second Priority Debt Obligations at any time that a Senior Priority Payment Default has occurred and is continuing or a Senior Priority Payment Stop Notice is outstanding.

SECTION 4.04. Senior Subordinated Payment Stop Notices and Automatic Blocking Events.

(a) So long as the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations has not occurred, Holdings shall not, and shall procure that no other member of the Group will, make any Payment of the Senior Subordinated Priority Debt Obligations if (x) a Senior Priority Payment Default has occurred and is continuing; (y) a Second Priority Payment Default has occurred and is continuing; or (z) a Senior Subordinated Priority Payment Stop Notice is outstanding, except if and to the extent the payment is not otherwise prohibited under the Debt Documents and: (i) the Payment is of any fees, costs, taxes and expenses of a Senior Subordinated Priority Representative payable to such Senior Subordinated Priority Representative for its own account pursuant to the relevant Senior Subordinated Priority Debt Documents or any engagement letter between a Senior Subordinated Priority Representative and a Debtor (including any amount payable to a Senior Subordinated Priority Representative by way of indemnity, remuneration or reimbursement for expenses incurred) and the costs incurred by a Senior Subordinated Priority Representative in connection with any actual or attempted Enforcement Action which is permitted by this Agreement; (ii) (A) an event of default under, and as defined in, the Senior Subordinated Priority Debt Documents has occurred and is continuing and the Payment is of any commercially reasonable fees, costs, taxes and expenses of a Senior Subordinated Priority Representative or any third party professional advisers payable by the Senior Subordinated Priority Secured Parties in respect of restructuring advice or valuations relating to the Group (other than those payable in connection with disputing any aspect of a Distressed Disposal, an appropriation or a Debt Disposal or any provision of a Senior Priority Debt Document, a Second Priority Debt Document, a Senior Subordinated Priority Debt Document or this Agreement and excluding any fees, costs, taxes or expenses incurred in connection with any current, threatened or pending litigation against any Senior Priority Secured Party, any Affiliate of any Senior Priority Secured Party, any Second Priority Secured Party or any Affiliate of any Second Priority Secured Party) and (B) no Senior Priority Payment Default or Second Priority Payment Default has occurred and is continuing; (iii) the Payment is of any reasonable costs, commissions, taxes, and expenses not the subject of limb (ii) above incurred in respect of (or reasonably incidental to) any Senior Subordinated Priority Debt Document and its related finance documents (including in relation to any reporting or listing requirements under such Senior Subordinated Priority Debt Document or its related finance documents); (iv) the Payment is of an amendment, consent and/or waiver fee in respect of any consent granted under, or waiver or amendment of any provision of, a Senior Subordinated Priority Debt Document in an amount which, when expressed as a percentage of the principal amount of the Senior Subordinated Priority Debt Obligations (or the affected principal amount), does not exceed the amount of the corresponding amendment, consent and/or waiver fee which has been paid to (A) the Senior Priority Secured Parties under each relevant Senior Priority Debt Document (when expressed as a percentage of the principal amount of the Senior Priority Obligations owed to the Senior Priority Secured Parties (or the affected principal amount) or (B) if no such fee is paid to the Senior Priority Secured Parties, the Second Priority Secured Parties under each relevant Second Priority Debt Document (when expressed as a percentage of the principal amount of the Second Priority Debt Obligations owed to the Second Priority Secured Parties (or the affected principal amount)); (v) the capitalization of interest or the issuance of a non-cash pay financial instrument evidencing the same which is subordinated to the Non-Subordinated Priority Obligations pursuant to this Agreement on the same terms as the Senior Subordinated Priority Debt Obligations; (vi) any closing payment due pursuant to any notes purchase agreement (or equivalent) that is a Senior Subordinated Priority Debt Document or other upfront fees due in respect of any credit agreement that is a Senior Subordinated Priority Debt Document to the extent such closing payment or upfront fees are financed by the proceeds from the relevant Senior Subordinated Priority Debt Documents; (vii) if the Non-Subordinated Priority Obligations are being refinanced simultaneously, the Payment is funded directly or indirectly with the proceeds of indebtedness permitted under the Debt Documents (after giving pro forma effect to such incurrence and the application of such indebtedness); or (viii) the Designated Senior Priority Representative and the Designated Second Priority Representative gives prior consent to that Payment being made.

(b) A Senior Subordinated Priority Payment Stop Notice is “outstanding” during the period from the date on which, following the occurrence of an event of default (other than a Senior Priority Payment Default or a Second Priority Payment Default) under, and as defined in, any Senior Priority Debt Document or any Second Priority Debt Document that is continuing and has not been remedied or waived (a “Senior Subordinated Priority Payment Stop Event”), the relevant Senior Priority Representative and/or the relevant Senior Priority Representative issues a notice (a “Senior Subordinated Priority Payment Stop Notice”) to a Senior Subordinated Priority Representative (with a copy to Holdings) advising that a Senior Subordinated Priority Payment Stop Event has occurred and is continuing and suspending Payments of the Senior Subordinated Priority Debt Obligations (other than those permitted under clause (a) above during such time) until the first to occur of: (i) the date which is 120 days after the date of issue of that Senior Subordinated Priority Payment Stop Notice (or, if two Senior Subordinated Payment Stop Notices have been issued, the date which is 120 days after the date of issue of the later Senior Subordinated Payment Stop Notice); (ii) if the Senior Subordinated Priority Representative issues the notice referred to in clause (ii) of the definition of “Senior Subordinated Priority Enforcement Date” to the relevant Senior Priority Representative and the Relevant Second Priority Representative after the issue of a Senior Subordinated Priority Payment Stop Notice, the Senior Subordinated Priority Enforcement Date; (iii) the date on which the relevant Senior Subordinated Priority Payment Stop Event(s) in respect of which that Senior Subordinated Priority Payment Stop Notice was issued is no longer continuing; (iv) the date on which the relevant Senior Priority Representative and the relevant Second Priority Representative (as applicable) cancels that Senior Subordinated Priority Payment Stop Notice by notice to the relevant Senior Subordinated Priority Representatives (with a copy to Holdings); and (v) the date on which the Discharge of Senior Priority Obligations and/or the Discharge of the Second Priority Debt Obligations (as applicable) has occurred.

(c) Subject to clause (d) below: (i) no Senior Subordinated Priority Payment Stop Notice may be served by a Senior Priority Representative in reliance on a particular Senior Subordinated Priority Payment Stop Event more than 120 days after the relevant Senior Priority Representative receives a notice under the relevant Senior Priority Debt Document advising of the occurrence of the event of default (under, and as defined in, the relevant Senior Priority Debt Document) constituting that Senior Subordinated Priority Payment Stop Event; (ii) no Senior Subordinated Priority Payment Stop Notice may be served by a Second Priority Representative in reliance on a particular Senior Subordinated Priority

Payment Stop Event more than 120 days after the relevant Second Priority Representative receives a notice under the relevant Second Priority Debt Document advising of the occurrence of the event of default (under, and as defined in, the relevant Second Priority Debt Document) constituting that Senior Subordinated Priority Payment Stop Event; (iii) no more than one Senior Subordinated Priority Payment Stop Notice may be served by a Senior Priority Representative with respect to the same event or set of circumstances; and (iv) no more than one Senior Subordinated Priority Payment Stop Notice may be served by a Second Priority Representative with respect to the same event or set of circumstances; (v) no more than one Senior Subordinated Priority Payment Stop Notice may be served by a Senior Priority Representative in any period of 365 days; and (vi) no more than one Senior Subordinated Priority Payment Stop Notice may be served by a Second Priority Representative in any period of 365 days.

(d) If a Senior Priority Representative or Second Priority Representative is instructed to serve (or cancel) a Senior Subordinated Priority Payment Stop Notice under clause (b) above, it shall also serve an (or, as the case may be, cancel each) equivalent Senior Subordinated Priority Payment Stop Notice in respect of any other Senior Subordinated Priority Debt Obligations.

(e) Any failure to make a Payment due under the Senior Subordinated Priority Debt Documents as a result of the issue of a Senior Subordinated Priority Payment Stop Notice or the occurrence of either a Senior Priority Payment Default or a Second Priority Payment Default shall not prevent: (i) the occurrence of an event of default under, and as defined in, any Senior Subordinated Priority Debt Document as a consequence of that failure to make a Payment in relation to the relevant Senior Subordinated Priority Debt Document; or (ii) the issue by a Senior Subordinated Priority Representative of the notice referred to in clause (ii) of the definition of “Senior Subordinated Priority Enforcement Date”.

(f) No Debtor shall be released from the liability to make any Payment (including of default interest which shall continue to accrue) under any Senior Subordinated Priority Debt Document by the operation of clauses (a) to (e) above even if its obligation to make that Payment is restricted at any time by the terms of any of those clauses; and the accrual and (if applicable) capitalization of interest in accordance with the Senior Subordinated Priority Debt Documents shall continue notwithstanding the issue of a Senior Subordinated Priority Payment Stop Notice or the occurrence of a Senior Priority Payment Default and/or a Second Priority Payment Default.

(g) If: (i) at any time following the issue of a Senior Subordinated Priority Payment Stop Notice, the occurrence of a Senior Priority Payment Default or the occurrence of a Second Priority Payment Default, that Senior Subordinated Priority Payment Stop Notice ceases to be outstanding and/or (as the case may be) the Senior Priority Payment Default and/or the Second Priority Payment Default (as applicable) ceases to be continuing; and (ii) the relevant Debtor then promptly pays to the relevant Senior Subordinated Priority Secured Parties an amount equal to any Payments which had accrued under the Senior Subordinated Priority Debt Documents and which would have been permitted to be paid under this Agreement but for that Senior Subordinated Priority Payment Stop Notice, Senior Priority Payment Default and/or Second Priority Payment Default, then any event of default under, and as defined in, any Debt Document (including any cross-default or similar provision) which may have occurred as a result of that suspension of Payments shall be waived and any notice which may have been issued by a Senior Subordinated Priority Representative pursuant to clause (ii) of the definition of “Senior Subordinated Priority Enforcement Date” as a result of that event of default shall be deemed to be cancelled, in each case, without any further action being required on the part of the Secured Parties and notwithstanding the terms of any Debt Document.

(h) So long as the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations has not occurred, Holdings shall not, and shall procure that no other member of the Group will, enter into any Debt Purchase Transaction in respect of the Senior Subordinated Priority Debt Obligations or beneficially own all or any part of the share capital of a company that is a Senior Subordinated Priority Secured Party or a party to a Debt Purchase Transaction in respect of the Senior Subordinated Priority Debt Obligations at any time that a Senior Priority Payment Default has occurred and is continuing, a Second Priority Payment Default has occurred and is continuing, a Senior Priority Payment Stop Notice is outstanding and/or a Second Priority Payment Stop Notice is outstanding.

ARTICLE 5

OTHER AGREEMENTS

SECTION 5.01. Releases

(a) In connection with any Distressed Disposal by the Designated Senior Priority Representative in each case, prior to the Discharge of Senior Priority Obligations, the Designated Senior Priority Representative is irrevocably authorized (at the cost of the Debtors in accordance with the terms of the applicable Senior Priority Collateral Document and without any consent, sanction, authority or further confirmation from any Senior Priority Secured Party, the Designated Second Priority Representative, any Second Priority Secured Party, the Designated Senior Subordinated Priority Representative, any Senior Subordinated Priority Party, any Intra-Group Lender, any other Creditor, the Honeywell Indemnitee, any unsecured creditor or any Debtor):

(i) to release any of its Liens on any part of the Collateral or any other claim over the asset that is the subject of the Distressed Disposal, and the Liens or any other claim over the asset that is the subject of the Distressed Disposal, if any, of any Second Priority Representative or any Senior Subordinated Priority Representative, for itself or for the benefit of the Second Priority Secured Parties or the Senior Subordinated Priority Parties, and the Liens of any Senior Priority Representative that is not the Designated Senior Priority Representative, for the benefit of itself and the Senior Priority Secured Parties on such asset, shall be automatically, unconditionally and simultaneously released to the same extent as the Liens or other claims of the Designated Senior Priority Representative, and the Designated Senior Priority Representative is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims, and issue any letters of non-crystallization of any floating charge as appropriate, that may, in the discretion of the Designated Senior Priority Representative, be considered necessary or desirable in connection with such releases;

(ii) if the asset which is the subject of such Distressed Disposal consists of shares in the capital of any Debtor or member of the Group, to release (A) that Debtor or member of the Group and any Subsidiary of that Debtor or member of the Group from all or any part of its Guarantee Liabilities, its Senior Priority Obligations, its Second Priority Debt Obligations, its Senior Subordinated Priority Debt Obligations, its Honeywell Indemnity Obligations and/or its Intra-Group Indebtedness, (B) any Liens granted by that Debtor or member of the Group and any Subsidiary of that Debtor or member of the Group over any of its assets, and (C) any other claim of any Senior Priority Secured Party, Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, or the Honeywell Indemnitee over that member of the Group’s assets or over the assets of any Subsidiary of that member of the Group, in each case, on behalf of the relevant Person;

(iii) if the asset which is the subject of such Distressed Disposal consists of shares in the capital of a Debtor or member of the Group and the Designated Senior Priority Representative decides to dispose of all or any part of the Senior Priority Obligations and/or Second Priority Debt Obligations and/or Senior Subordinated Priority Debt Obligations and/or Honeywell Indemnity Obligations and/or Intra-Group Indebtedness owed by such Debtor or member of the Group or any Subsidiary of such member of the Group (the “Disposal Obligations”), (A) if the Designated Senior Priority Representative does not intend that any transferee of those Disposal Obligations (the “Transferee”) will be treated as a Senior Priority Secured Party and/or Second Priority Secured Party and/or Senior Subordinated Priority Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of all or part of those Disposal Obligations providing that notwithstanding any other provision of any Senior Priority Debt Document, any Secured Hedge Agreement, any Second Priority Debt Document, any Senior Subordinated Priority Debt Document or this Agreement, the Transferee shall not be treated as a Senior Priority Secured Party and/or Second Priority Secured Party and/or Senior Subordinated Priority Party for the purposes of this Agreement, and (B) if the Designated Senior Priority Representative does intend that any Transferee will be treated as a Senior Priority Secured Party and/or Second Priority Secured Party and/or Senior Subordinated Priority Party for purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of all (and not part only) of the Disposal Obligations owed to the Senior Priority Secured Parties and/or Second Priority Secured Parties and/or Senior Subordinated Priority Party, as applicable, and all or part of any other Liabilities, including any Intra-Group Indebtedness, in each case, on behalf of the relevant Senior Priority Secured Parties, Second Priority Secured Parties, Senior Subordinated Priority Parties, Loan Parties, Intra-Group Lenders, Debtors and the Honeywell Indemnitee; and

(iv) if the asset which is disposed of consists of shares in the capital of a member of the Group (the “Disposed Entity”) and the Designated Senior Priority Representative decides to transfer to another Group member or Debtor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of Intra-Group Indebtedness, to execute and deliver or enter into any agreement to (A) agree to the transfer of all or part of the obligations in respect of any such Intra-Group Indebtedness on behalf of the relevant creditors to which those obligations are owed and on behalf of the parties which owe those obligations and (B) to accept the transfer of all or part of the obligations in respect of such Intra-Group Indebtedness on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of such Intra-Group Indebtedness are to be transferred.

The Designated Second Priority Representative (for itself or on behalf of any such Second Priority Secured Parties), the Designated Senior Subordinated Priority Representative (for itself or on behalf of any such Senior Subordinated Priority Parties), the TLB Proceeds Loan Creditor, the HY Proceeds Loan Creditor, the Honeywell Indemnitee and each Intra-Group Lender, promptly shall execute and deliver to the Designated Senior Priority Representative or such Group member such termination statements, releases and other documents as the Designated Senior Priority Representative or such Group member may request to effectively confirm the foregoing releases or transfers.

(b) (i) After the Discharge of Senior Priority Obligations or (ii) to the extent that the Second Priority Secured Parties are then permitted to enforce or require the enforcement of the Collateral under Section 3.01 and the other provisions of this Agreement, in connection with any Distressed Disposal the Designated Second Priority Representative shall have all of the rights provided to the Designated Senior Priority Representative under Section 5.01(a) mutatis mutandis (at the cost of the Debtors in accordance with the terms of the applicable Second Priority Debt Document and without any consent, sanction, authority or further confirmation from any Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee); provided that, so long as the Discharge of the Senior Priority Obligations has not occurred, any rights exercised by the Second Priority Secured Parties (or the Designated Second Priority Representative on their behalf) to release, transfer or otherwise take action with respect to Guarantee Liabilities or Liabilities pursuant to Section 5.01(a) shall be subject to the further condition that the Discharge of the Senior Priority Obligations occurs immediately following that release, transfer or other action.

(c) (i) After (x) the Discharge of Senior Priority Obligations and (y) the Discharge of Second Priority Debt Obligations or (ii) to the extent that the Senior Subordinated Priority Parties are then permitted to enforce or require the enforcement of the Collateral under Section 3.01 and the other provisions of this Agreement, in connection with any Distressed Disposal the Designated Senior Subordinated Priority Representative shall have all of the rights provided to the Designated Senior Priority Representative under Section 5.01(a) mutatis mutandis (at the cost of the Debtors in accordance with the terms of the applicable Senior Subordinated Priority Debt Document and without any consent, sanction, authority or further confirmation from any Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee); provided that, so long as (A) the Discharge of the Senior Priority Obligations and/or (B) the Discharge of the Second Priority Debt Obligations has not occurred, any rights exercised by the Senior Subordinated Priority Parties (or the Designated Senior Subordinated Priority Representative on their behalf) to release, transfer or otherwise take action with respect to Guarantee Liabilities or Liabilities pursuant to Section 5.01(a) shall be subject to the further condition that (1) the Discharge of the Senior Priority Obligations and/or (2) the Discharge of the Second Priority Debt Obligations (as applicable) occurs immediately following that release, transfer or other action.

(d) The proceeds of any disposal made pursuant to Section 5.01(a) shall be applied in accordance with Section 4.01 and, to the extent that any disposal of Disposal Obligations or release of Liabilities has occurred, as if that disposal of those Disposal Obligations or release of Liabilities had not occurred.

(e) In the case of any disposal made pursuant to Section 5.01(a), any Guarantee Liabilities and/or any Senior Priority Obligations and/or Second Priority Debt Obligations and/or Senior Subordinated Priority Debt Obligations and/or Honeywell Indemnity Obligations will be released, sold or otherwise transferred and any Liens over such Collateral (including any shares) will be released, sold or otherwise transferred only if:

(i) each Senior Priority Representative (where Senior Priority Obligations or Guarantee Liabilities in respect of Senior Priority Obligations or Liens on the Senior Priority Collateral will be released, sold or transferred), Second Priority Representative (where Second Priority Debt Obligations or Guarantee Liabilities in respect of Second Priority Debt Obligations or Liens on the Second Priority Collateral will be released, sold or transferred), Senior Subordinated Priority Representative (where Senior Subordinated Priority Debt Obligations or Guarantee Liabilities in respect of Senior Subordinated Priority Debt Obligations or Liens on the Senior Subordinated Priority Collateral will be released, sold or transferred), or the Honeywell Indemnitee (where Honeywell Indemnity Obligations will be released, sold or transferred) has approved the release, or

(ii) where shares or assets of a Debtor or a member of the Group are sold:

(A) the proceeds of such sale or disposal are in cash (or substantially in cash);

(B) (where Second Priority Debt Obligations will be released, sold or otherwise transferred) all claims of the Senior Priority Secured Parties (other than in relation to (1) TLB Proceeds Loan Obligations and (2) performance bonds or guarantees or similar instruments) against a member of the Group (if any) all of whose shares (other than any minority interest not owned by members of the Group) are sold or disposed of pursuant to Section 5.01(a), are unconditionally released and discharged or sold and disposed of concurrently with such sale (and are not assumed by the purchaser or one of its Affiliates) and all Collateral under the Collateral Documents in respect of the assets that are sold or disposed of is simultaneously and unconditionally released and discharged concurrently with such sale; provided that if each Senior Priority Representative (acting reasonably and in good faith): (x) determines that the Senior Priority Secured Parties will recover a greater amount if any such claim is sold or otherwise transferred to the purchaser or one of its Affiliates and not released and discharged and (y) serves a written notice on the Applicable Designated Representative confirming the same, the Applicable Designated Representative shall be entitled to sell or otherwise transfer such claim to the purchaser or one of its Affiliates;

(C) (where Senior Subordinated Priority Debt Obligations will be released, sold or otherwise transferred) all claims of the Senior Priority Secured Parties (other than in relation to (1) TLB Proceeds Loan Obligations and (2) performance bonds or guarantees or similar instruments) and all claims of the Second Priority Secured Parties against a member of the Group (if any) all of whose shares (other than any minority interest not owned by members of the Group) are sold or disposed of pursuant to Section 5.01(a), are unconditionally released and discharged or sold and disposed of concurrently with such sale (and are not assumed by the purchaser or one of its Affiliates) and all Collateral under the Collateral Documents in respect of the assets that are sold or disposed of is simultaneously and unconditionally released and discharged concurrently with such sale; provided that if each Senior Priority Representative (acting reasonably and in good faith): (x) determines that the Senior Priority Secured Parties will recover a greater amount if any such claim is sold or otherwise transferred to the purchaser or one of its Affiliates and not released and discharged and (y) serves a written notice on the Applicable Designated Representative confirming the same, the Applicable Designated Representative shall be entitled to sell or otherwise transfer such claim to the purchaser or one of its Affiliates;

(D) (where Honeywell Indemnity Obligations will be released, sold or otherwise transferred) all claims of the Senior Priority Secured Parties (other than in relation to (1) TLB Proceeds Loan Obligations and (2) performance bonds or guarantees or similar instruments) and all claims of the Second Priority Secured Parties and the Senior Subordinated Priority Parties (other than in relation to HY Proceeds Loan Obligations) against a member of the Group (if any) all of whose shares (other than any minority interest not owned by members of the Group) are sold or disposed of pursuant to Section 5.01(a), are unconditionally released and discharged or sold and disposed of concurrently with such sale (and are not assumed by the purchaser or one of its Affiliates) and all Collateral under the Collateral Documents in respect of the assets that are sold or disposed of is simultaneously and unconditionally released and discharged concurrently with such sale; provided that if each Senior Priority Representative (acting reasonably and in good faith): (x) determines that the Senior Priority Secured Parties will recover a greater amount if any such claim is sold or otherwise transferred to the purchaser or one of its Affiliates and not released and discharged and (y) serves a written notice on the Applicable Designated Representative confirming the same, the Applicable Designated Representative shall be entitled to sell or otherwise transfer such claim to the purchaser or one of its Affiliates; and

(E) such sale or disposal is made: (x) pursuant to a Public Auction in respect of which the Secured Parties, any unsecured Additional Senior Subordinated Parties and the Honeywell Indemnitee are entitled to participate; or (y) where a Financial Adviser has delivered an opinion in respect of such sale or disposal that the amount received in connection therewith is fair from a financial point of view, taking into account all relevant circumstances, including the method of enforcement; provided that the liability of such Financial Adviser may be limited to the amount of its fees in respect of such engagement (it being acknowledged that the Applicable Designated Representative shall have no obligation to select or engage any Financial Adviser unless it shall have been indemnified and/or secured and/or prefunded to its satisfaction).

For the purposes of this Agreement, “entitled to participate” shall be interpreted to mean that any offer, or indication of a potential offer, that a holder of any Secured Obligations or unsecured Senior Subordinated Priority Debt Obligations makes shall be considered by those running the Public Auction against the same criteria as any offer, or indication of a potential offer, by any other bidder or potential bidder. For the avoidance of doubt, (1) if, after having applied those same criteria, the offer or indication of a potential offer made by a holder of any Secured Obligations, any unsecured Senior Subordinated Priority Debt Obligations or the Honeywell Indemnitee is not considered by those running the Public Auction to be sufficient to continue in the public auction process, such consideration being against the same criteria as any offer, or indication of a potential offer, by any other bidder or potential bidder (such continuation may include being invited to review additional information or being invited to have an opportunity to make a subsequent or revised offer, whether in another round of bidding or otherwise), then the right to participate of such holder of Secured Obligations or unsecured Senior Subordinated Priority Debt Obligations under this Agreement shall be deemed to be satisfied and (2) no member of the Group that is a holder of HY Proceeds Loan Obligations or TLB Proceeds Loan Obligations shall be entitled to participate in a Public Auction.

(f) If, in connection with (i) any Disposition or release of any Debtor, in each case, permitted under the terms of the then extant Debt Documents or (ii) any agreement (not contravening the then extant Debt Documents) between the Designated Senior Priority Representative or the Senior Priority Secured Parties and Holdings, the Borrowers or any other Debtor (x) to release each Senior Priority Representative’s Lien on any portion of the Collateral (other than in connection with, or in anticipation of, a Discharge of Senior Priority Obligations) or (y) to release any Debtor from its obligations under its guaranty of the Senior Priority Obligations, in each case, other than in connection with any Distressed Disposal or other exercise of any of the Designated Senior Priority Representative’s or any other Senior Priority Representative’s remedies in respect of the Collateral which shall be governed by Section 5.01(a), there occurs the release of any of its Liens on any part of the Collateral, or of any Debtor from its obligations under its guaranty of the Senior Priority Obligations, then the Liens, if any, (A) of the Designated Second Priority Representative and each other Second Priority Representative, for itself and for the benefit of the related Second Priority Secured Parties, on such Collateral, and the obligations of such Debtor under its guaranty of the Second Priority Debt Obligations, and (B) of the Designated Senior Subordinated Priority Representative and each other Senior Subordinated Priority Representative, for itself and for the benefit of the related Senior Subordinated Priority Parties, on such Collateral, and the obligations of such Debtor under its guaranty of the Senior Subordinated Priority Debt Obligations, shall in each case be automatically, unconditionally and simultaneously released to the extent possible under applicable law, and upon receipt by the Designated Second Priority Representative and/or the Designated Senior Subordinated Priority Representative (as applicable) of any officer’s certificate from a Financial Officer (as defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement) of the Borrowers stating that any such termination and release of Liens securing the Senior Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Designated Second Priority Representative and each other Second Priority Representative and/or the Designated Senior Subordinated Priority Representative and each other Senior Subordinated Priority Representative (as applicable)), each Second Priority Representative (for itself or on behalf of any such Second Priority Secured Parties) and/or each Senior Subordinated Priority Representative (for itself or on behalf of any such Senior Subordinated Priority Parties) (as applicable), promptly shall execute and deliver to the Designated Senior Priority Representative or such Debtor such termination statements, releases and other documents as the Designated Senior Priority Representative or such Debtor may request to effectively confirm such release; provided, however, that if the Discharge of Senior Priority Obligations occurs concurrently with any such release, the Lien of the Second Priority Representatives and/or Senior Subordinated Priority Representatives (as applicable) shall (to the extent possible under applicable law) automatically attach to any and all proceeds thereof that are not applied to the Discharge of Senior Priority Obligations and if an “event of default” then exists under any Second Priority Debt Document then the Designated Second Priority Representative (on behalf of the Second Priority Secured Parties) shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of Senior Priority Obligations. Nothing in this Section 5.01(f) will be deemed to affect any agreement of (x) a Second Priority Representative, for itself and on behalf of the Second Priority Secured Parties under its Second Priority Debt Documents, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Collateral Documents or (y) a Senior Subordinated Priority Representative, for itself and on behalf of the Senior Subordinated Priority Parties under its Senior Subordinated Priority Debt Documents, to release the Liens on the Senior Subordinated Priority Collateral as set forth in the relevant Senior Subordinated Priority Collateral Documents.

(g) Until the Discharge of Senior Priority Obligations occurs, each Second Priority Representative (for itself and on behalf of the related Second Priority Secured Parties), each Senior Subordinated Priority Representative (for itself and on behalf of the related Senior Subordinated Priority Parties), each Intra-Group Lender and the Honeywell Indemnitee hereby irrevocably constitutes and appoints the Designated Senior Priority Representative and any officer or agent of the Designated Senior Priority Representative, with full power of substitution and even if it involves multiple-representation, self-contracting or conflict of interest to the extent it is able to do so in accordance with applicable law, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative (or such other Second Priority Secured Party) or such Senior Subordinated Priority Representative (or such other Senior Subordinated Priority Party) or the Honeywell Indemnitee or Intra-Group Lender, or in the Designated Senior Priority Representative’s own name, from time to time in the Designated Senior Priority Representative’s discretion, for the purpose of carrying out the terms of this Section 5.01, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.01, including any endorsements or other instruments of transfer or release.

(h) (i) After the Discharge of Senior Priority Obligations or (ii) to the extent that the Second Priority Secured Parties are then permitted to enforce or require the enforcement of the Collateral under Section 3.01 and the other provisions of this Agreement, in connection with any Distressed Disposal the Designated Second Priority Representative shall have all of the rights provided to the Designated Senior Priority Representative under Section 5.01(a) mutatis mutandis (without any consent, sanction, authority or further confirmation from any Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

(i) Notwithstanding anything to the contrary in any Second Priority Collateral Document or a Senior Subordinated Priority Collateral Document, in the event the terms of (x) a Senior Priority Collateral Document and (y) a Second Priority Collateral Document and/or a Senior Subordinated Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Collateral, (ii) to deliver or afford control over any item of Collateral to, or deposit any item of Collateral with (to the extent such item of Collateral cannot be subject to control of multiple parties under applicable law), (iii) to register ownership of any item of Collateral in the name of or make an assignment of ownership of any

Collateral or the rights thereunder to (to the extent ownership of such item of Collateral cannot be registered to multiple parties under applicable law), (iv) to cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Collateral, with instructions or orders from, or to treat, in respect of any item of Collateral, as the entitlement holder (to the extent such agreement cannot be obtained for the benefit of multiple parties under applicable law), (v) to hold any item of Collateral in trust for (to the extent such item of Collateral cannot be held in trust for multiple parties under applicable law), (vi) to obtain the agreement of a bailee or other third party to hold any item of Collateral for the benefit of or subject to the control of or, in respect of any item of Collateral, to follow the instructions of (to the extent such agreement cannot be obtained for the benefit of multiple parties under applicable law) or (vii) to obtain the agreement of a landlord with respect to access to leased premises where any item of Collateral is located or waivers or subordination of rights with respect to any item of Collateral in favor of, in any case, both the Designated Senior Priority Representative and any Second Priority Representative (or Second Priority Secured Party) and/or any Senior Subordinated Priority Representative (or Senior Subordinated Priority Party), such Grantor may, until the applicable Discharge of Senior Priority Obligations has occurred, comply with such requirement under the Second Priority Collateral Document and/or Senior Subordinated Priority Collateral Document as it relates to such Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Priority Representative. After the Discharge of Senior Priority Obligations the Designated Second Priority Representative shall have all of the rights provided to the Designated Senior Priority Representative under this Section 5.01(i) mutatis mutandis (without any consent, sanction, authority or further confirmation from any Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

(j) In connection with any Distressed Disposal or Liabilities Sale, the Designated Senior Priority Representative, Designated Second Priority Representative, or Designated Senior Subordinated Priority Representative (as applicable) shall take reasonable care to obtain a fair market price in the prevailing market conditions (though the Designated Senior Priority Representative, Designated Second Priority Representative or Designated Senior Subordinated Priority Representative (as applicable) shall have no obligation to postpone any Distressed Disposal or Liabilities Sale or disposal of Secured Obligations or unsecured Senior Subordinated Priority Debt Obligations in order to achieve a higher price).

SECTION 5.02. Insurance and Condemnation Awards.

Unless and until the Discharge of Senior Priority Obligations has occurred, the Designated Senior Priority Representative and the Senior Priority Secured Parties shall have the sole and exclusive right, subject in each case to the rights of the Debtors under the Senior Priority Debt Documents, (a) to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Collateral, in each case in accordance with the Senior Priority Debt Documents. Subject to the rights of the Debtors under the Senior Priority Debt Documents, all proceeds of any such policy and any such award, if in respect of the Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Priority Obligations, to the Designated Senior Priority Representative for the benefit of Senior Priority Secured Parties pursuant to the terms of the Senior Priority Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Priority Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Debt Documents, (iii) third, if no Second Priority Debt Obligations or Senior Priority Obligations are outstanding and the relevant Collateral constitutes Common Collateral, to the Designated Senior Subordinated Priority Representative for the benefit of Senior Subordinated Priority Parties pursuant to the terms of the Senior Subordinated Priority Debt Documents and (iv) fourth, if no Senior Priority

Obligations or Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative, Senior Subordinated Priority Representative, Second Priority Secured Party or Senior Subordinated Priority Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Priority Representative in accordance with the terms of Section 4.02. After the Discharge of Senior Priority Obligations the Designated Second Priority Representative shall have all of the rights provided to the Designated Senior Priority Representative under the preceding sentence mutatis mutandis (without any consent, sanction, authority or further confirmation from any Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

SECTION 5.03. Certain Amendments.

(a) No Second Priority Collateral Document or Senior Subordinated Priority Collateral Document may be amended, restated, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document or Senior Subordinated Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Notes Issuers and the Borrowers agree to deliver to the Designated Senior Priority Representative copies of (i) any amendments, supplements or other modifications to the Second Priority Collateral Documents or the Senior Subordinated Priority Collateral Document and (ii) any new Second Priority Collateral Documents or Senior Subordinated Priority Collateral Document promptly after effectiveness thereof (in each case other than any Secured Hedge Agreement and Cash Management Agreement); provided that the failure to give such notice shall not affect the effectiveness and validity thereof. Each Second Priority Representative (for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility) and each Senior Subordinated Priority Representative (for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility), agrees that each Second Priority Collateral Document under its Second Priority Debt Facility and each Senior Subordinated Priority Collateral Document under its Senior Subordinated Priority Debt Facility (as applicable) shall include the following language (or language to similar effect reasonably approved by the Designated Senior Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Second Priority Representative][Senior Subordinated Priority Representative] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Priority Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to JPMorgan Chase Bank, N.A., as collateral agent, pursuant to or in connection with the Senior Secured Credit Agreement dated as of September 27, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Holdings, the Borrowers, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, and (ii) the exercise of any right or remedy by the [Second Priority Representative][Senior Subordinated Priority Representative] or any other secured party hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of September 27, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among, inter alia, JPMorgan Chase Bank, N.A., as Senior Secured Administrative Agent, JPMorgan Chase Bank, N.A., as Senior Secured Collateral Agent, Deutsche Trustee Company Limited, as Senior Subordinated Notes

Trustee, Deutsche Bank AG, London Branch, as Senior Subordinated Collateral Agent, Honeywell International Inc., Holdings, the Notes Issuers, the Borrowers and their subsidiaries and affiliated entities party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b) In the event that each applicable Senior Priority Representative and/or the Senior Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Priority Collateral Document or changing in any manner the rights of the Senior Priority Representatives, the Senior Priority Secured Parties, Holdings, the Notes Issuers, the Borrowers or any other Debtor thereunder (including the release of any Liens in Senior Priority Collateral) in a manner that is applicable to all Senior Priority Debt Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document or Senior Subordinated Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Secured Party or any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party and without any action by any Second Priority Representative, Senior Subordinated Priority Representative, Holdings, the Notes Issuers, the Borrowers or any other Debtor; provided, however, that (x) no such amendment, waiver or consent shall (A) have the effect of removing assets subject to the Lien of any Second Priority Collateral Document or Senior Subordinated Priority Collateral Document or release any such Liens, except to the extent that a release of such Lien is provided for in Section 5.01 or (B) impose duties that are adverse on any Second Priority Representative or Senior Subordinated Priority Representative without its prior written consent, (y) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative or Senior Subordinated Priority Representative (as applicable) within 10 Business Days after the effectiveness of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness and validity thereof and (z) to the extent such amendment, waiver or consent requires any mandatory form or other perfection requirement such as notarial form, the parties agree to comply with the respective amendment, waiver or consent as if such form would have been complied with and jointly undertake to comply with such form requirement as soon as reasonably practicable.

(c) The Senior Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Senior Priority Debt Documents may be Refinanced, in each case, without the consent of any Second Priority Representative or Second Priority Secured Party or any Senior Subordinated Priority Representative or Senior Subordinated Priority Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that, without the consent of each Second Priority Representative (acting with the consent of the requisite holders of each series of Second Priority Debt Obligations) and each Senior Subordinated Priority Representative (acting with the consent of the requisite holders of each series of Senior Subordinated Priority Debt Obligations), no such amendment, restatement, amendment and restatement, waiver, supplement, or modification shall contravene any provision of this Agreement.

(d) The Second Priority Debt Documents (subject to Section 5.03(a)) may be amended, restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Second Priority Debt Documents (subject to Section 5.03(a)) may be refinanced, renewed, extended or replaced, in each case, without the consent of any Senior Priority Representative or Senior Priority Secured Party or any Senior Subordinated Priority Representative or Senior Subordinated Priority Party, provided, however, that, without the consent of each Senior Priority Representative (acting with the consent of the requisite holders of each series of Senior Priority Obligations) and each Senior Subordinated Priority Representative (acting with the consent of the requisite holders of each series of Senior Subordinated Priority Debt Obligations), no such amendment, restatement, amendment and restatement, waiver, supplement or modification shall contravene any provision of this Agreement.

(e) The Senior Subordinated Priority Debt Documents (subject to Section 5.03(a)) may be amended, restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Senior Subordinated Priority Debt Documents (subject to Section 5.03(a)) may be refinanced, renewed, extended or replaced, in each case, without the consent of any Senior Priority Representative or Senior Priority Secured Party or any Second Priority Representative or Second Priority Secured Party, provided, however, that, without the consent of each Senior Priority Representative (acting with the consent of the requisite holders of each series of Senior Priority Obligations) and each Second Priority Representative (acting with the consent of the requisite holders of each series of Second Priority Debt Obligations), no such amendment, restatement, amendment and restatement, waiver, supplement or modification shall contravene any provision of this Agreement.

SECTION 5.04. Rights as Unsecured Creditors.

Subject to the restrictions set out in Section 3.01, the Second Priority Representatives, the Second Priority Secured Parties, the Senior Subordinated Priority Representatives and the Senior Subordinated Priority Parties may exercise rights and remedies as unsecured creditors against Holdings, a Notes Issuer, the Borrowers and any other Debtor in accordance with the terms of the Second Priority Debt Documents and the Senior Subordinated Priority Debt Documents (as applicable) and applicable law so long as such rights and remedies do not violate, or are not otherwise inconsistent with, any provision of this Agreement (including any provision prohibiting or restricting the Second Priority Secured Parties or the Senior Subordinated Priority Parties from taking Enforcement Action and other various actions or making various objections). Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative, any Second Priority Secured Party, any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents or the Senior Subordinated Priority Debt Documents (as applicable) so long as such receipt is not the direct or indirect result of the exercise by a Second Priority Representative, any Second Priority Secured Party, any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party (as applicable) of rights or remedies in respect of Collateral. In the event any Second Priority Representative, any Second Priority Secured Party, any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations (as applicable), such judgment Lien shall (x) in the case of any Second Priority Representative or any Second Priority Secured Party, be subordinated to the Liens securing Senior Priority Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Priority Obligations under this Agreement and (y) in the case of any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party, be subordinated to the Liens securing Senior Priority Obligations and Second Priority Debt Obligations on the same basis as the other Liens securing the Senior Subordinated Priority Debt Obligations are so subordinated to such Liens securing Senior Priority Obligations and Second Priority Debt Obligations under this Agreement. Nothing in this agreement shall impair or otherwise adversely affect any rights or remedies the Senior Priority Representatives or the Senior Priority Secured Parties may have with respect to the Senior Priority Collateral.

SECTION 5.05. Gratuitous Bailee for Perfection.

(a) Each Senior Priority Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Priority Obligations on any Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of such Senior Priority Representative, or of agents or bailees of such Person (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, the applicable Senior Priority Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Second Priority Representatives and/or Senior Subordinated Priority Representatives (as applicable), in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and/or Senior Subordinated Priority Collateral Documents (as applicable) and subject to the terms and conditions of this Section 5.05.

(b) In the event that any Senior Priority Representative (or its agents or bailees) has Lien filings against Intellectual Property that is part of the Collateral that are necessary for the perfection of Liens in such Collateral, such Senior Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Second Priority Representatives and/or Senior Subordinated Priority Representatives (as applicable) and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents and/or Senior Subordinated Priority Collateral Documents (as applicable), subject to the terms and conditions of this Section 5.05.

(c) Except as otherwise specifically provided herein, until the Discharge of Senior Priority Obligations has occurred, the Senior Priority Representatives and the Senior Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Priority Debt Documents as if the Liens under the Second Priority Collateral Documents and/or Senior Subordinated Priority Collateral Documents (as applicable) did not exist. The rights of the Second Priority Representatives and the Second Priority Secured Parties and the Senior Subordinated Priority Representatives and the Senior Subordinated Priority Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d) The Senior Priority Representatives and the Senior Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Secured Party or the Senior Subordinated Priority Representatives or any Senior Subordinated Priority Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Priority Representatives under this Section 5.05 shall be limited solely to holding or controlling the Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for (x) the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative and (y) the relevant Senior Subordinated Priority Representative for purposes of perfecting the Lien held by such Senior Subordinated Priority Representative.

(e) The Senior Priority Representatives shall not have by reason of the Second Priority Collateral Documents, the Senior Subordinated Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Secured Party or any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party, and each Second Priority Representative and each Senior Subordinated Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility (as applicable), hereby waives and releases the Senior Priority Representatives from all claims and liabilities arising pursuant to the Senior Priority Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Collateral.

(f) Upon the Discharge of Senior Priority Obligations, each applicable Senior Priority Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative (or, if the Discharge of Second Priority Debt Obligations has occurred and in respect of Common Collateral only, the Designated Senior Subordinated Priority Representative), to the extent that it is legally permitted to do so and as the Designated Second Priority Representative (or, if applicable, Designated Senior Subordinated Priority Representative) may direct, all Common Senior Priority/Second Priority Collateral and/or Common Collateral (as applicable), including all proceeds thereof, held or controlled by such Senior Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Common Senior Priority/Second Priority Collateral and/or Common Collateral (as applicable), (B) if not legally permitted or no direction is given and if prior to the Discharge of Second Priority Debt Obligations and the Discharge of Senior Subordinated Priority Debt Obligations, deliver such Collateral as a court of competent jurisdiction may otherwise direct or (C) if the Discharge of Second Priority Debt Obligations and the Discharge of Senior Subordinated Priority Debt Obligations have occurred, deliver such Collateral to the Grantors, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative or Designated Second Priority Representative (as applicable) is entitled to approve any awards granted in such proceeding. Holdings, the Notes Issuers, the Borrowers and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Priority Representative for loss or damage suffered by such Senior Priority Representative as a result of such transfer in accordance with Section 9.04 of the Senior Secured Credit Agreement. The Senior Priority Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Secured Party or any Senior Subordinated Priority Representative or any other Senior Subordinated Priority Party in contravention of this Agreement.

(g) None of the Senior Priority Representatives nor any of the other Senior Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of Holdings, the Notes Issuers, the Borrowers or any Subsidiary to any Senior Priority Representative or any Senior Priority Secured Party under the Senior Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

(h) After the Discharge of Senior Priority Obligations the Designated Second Priority Representative shall have all of the rights provided to the Designated Senior Priority Representative under this Section 5.05 mutatis mutandis (without any consent, sanction, authority or further confirmation from any Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

(i) After the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations, the Designated Senior Subordinated Priority Representative shall have all of the rights provided to the Designated Senior Priority Representative under this Section 5.05 mutatis mutandis (without any consent, sanction, authority or further confirmation from any Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

SECTION 5.06. When Discharge of Obligations Deemed to Not Have Occurred.

If, at any time substantially concurrently with or after (x) the Discharge of Senior Priority Obligations has occurred, Holdings, a Borrower or any Subsidiary incurs any Senior Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Priority Obligations) or (y) the Discharge of Second Priority Debt Obligations has occurred, Holdings, a Borrower or any Subsidiary incurs any Second Priority Debt Obligations (other than in respect of the payment of indemnities surviving the Discharge of Second Priority Debt Obligations), then such Discharge of Senior Priority Obligations or Second Priority Debt Obligations (as applicable) shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Priority Obligations or Second Priority Debt Obligations (as applicable)) and the applicable agreement governing such Senior Priority Obligations or Second Priority Debt Obligations (as applicable) shall automatically be treated as a Senior Priority Debt Document or a Second Priority Debt Document (as applicable) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein and the agent, representative or trustee for the holders of (i) such Senior Priority Obligations shall be the Senior Priority Representative and (ii) such Second Priority Debt Obligations shall be the Second Priority Representative, in each case for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Priority Representative or Second Priority Representative), each Second Priority Representative (where the notice identifies a new Senior Priority Representative and including the Designated Second Priority Representative) and each Senior Subordinated Priority Representative (including the Designated Senior Subordinated Priority Representative) shall promptly (a) enter into such documents and agreements (at the expense of the Borrower), including amendments, supplements or modifications to this Agreement, as the Borrowers or such new Senior Priority Representative or Second Priority Representative shall reasonably request in writing in order to provide the new Senior Priority Representative or Second Priority Representative the rights of a Senior Priority Representative or Second Priority Representative (as applicable) contemplated hereby, (b) deliver to such Senior Priority Representative or, after the Discharge of Senior Priority Obligations, Second Priority Representative, to the extent that it is legally permitted to do so, all Collateral, including all proceeds thereof, held or controlled by such Second Priority Representative or Senior Subordinated Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Priority Representative or Second Priority Representative (as applicable) is entitled to approve any awards granted in such proceeding.

SECTION 5.07. Purchase Right.

(a) Without prejudice to the enforcement of the Senior Priority Secured Parties’ remedies, the Senior Priority Secured Parties agree that following (i) the acceleration of the Senior Priority Obligations in accordance with the terms of the Senior Priority Debt Documents, (ii) the commencement of an Insolvency or Liquidation Proceeding, (iii) the commencement of an Enforcement Action, or (iv) the occurrence of an event of default under the Senior Priority Debt Documents which is continuing by reason of an insolvency event of default or non-payment of any amount which is immediately due and payable under the Senior Priority Debt Documents (each, a “Second Priority Creditor Purchase Event”), within thirty (30) days of such Second Priority Creditor Purchase Event, one or more of the Second Priority Secured Parties may (unless one or more Senior Subordinated Priority Parties has exercised its option to purchase all, but not less than all, of the aggregate amount of outstanding Senior Priority Obligations and Second Priority Debt Obligations in accordance with Section 5.07(b)) request, and the Senior Priority Secured Parties hereby offer the Second Priority Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding Senior Priority Obligations outstanding at the time of purchase in accordance with the terms of the applicable Senior Priority Debt Documents at par, plus any premium that would be applicable upon prepayment of the Senior Priority Obligations (assuming a prepayment at the time of the purchase) and accrued and unpaid interest, fees, and expenses without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement)). In the case of any Senior Priority Obligations in respect of Letters of Credit (including reimbursement obligations in connection therewith), simultaneously with the purchase of the other Senior Priority Obligations, the purchasing Second Priority Secured Parties shall provide the Senior Priority Secured Parties who issued such Letters of Credit cash collateral in such amounts (not to exceed 105% thereof) as such Senior Priority Secured Parties determine is reasonably necessary to secure such Senior Priority Obligations in connection with any outstanding and undrawn Letters of Credit. If more than one Second Priority Secured Party has exercised such purchase right and the aggregate amount of all purchase rights exercised exceeds the amount of the Senior Priority Obligations, the amount with respect to which each exercising Second Priority Secured Party shall be deemed to have exercised its purchase right shall be reduced on a ratable basis according to the amounts of the original exercises of such purchase right by each such Second Priority Secured Party. If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Second Priority Secured Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Designated Senior Priority Representative and the Designated Second Priority Representative.

(b) Without prejudice to the enforcement of the Senior Priority Secured Parties’ remedies or the Second Priority Secured Parties’ remedies, the Senior Priority Secured Parties and the Second Priority Secured Parties agree that following (i) the acceleration of the Senior Priority Obligations or the Second Priority Debt Obligations in accordance with the terms of the Senior Priority Debt Documents or the Second Priority Debt Documents, respectively, (ii) the commencement of an Insolvency or Liquidation Proceeding, (iii) the commencement of an Enforcement Action, or (iv) the occurrence of an event of default under the Senior Priority Debt Documents or the Second Priority Debt Documents which is continuing by reason of an insolvency event of default or non-payment of any amount which is immediately due and payable under the Senior Priority Debt Documents and/or the Second Priority Debt Documents (each, an “Senior Subordinated Creditor Purchase Event”), within thirty (30) days of the Senior Subordinated Creditor Purchase Event, one or more of the Senior Subordinated Priority Parties may request, and the Senior Priority Secured Parties and the Second Priority Secured Parties hereby offer the option, to purchase all, but not less than all, of the aggregate amount of outstanding Senior Priority

Obligations and Second Priority Debt Obligations outstanding at the time of purchase in accordance with the terms of the applicable Senior Priority Debt Documents and the applicable Second Priority Debt Documents at par, plus any premium that would be applicable upon prepayment of the Senior Priority Obligations or the Second Priority Debt Obligations (assuming a prepayment at the time of the purchase) and accrued and unpaid interest, fees, and expenses without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the Senior Secured Credit Agreement as in force as at the date of this Agreement or as such equivalent term is defined in the applicable Second Priority Debt Documents)). In the case of any Senior Priority Obligations in respect of Letters of Credit (including reimbursement obligations in connection therewith), simultaneously with the purchase of the other Senior Priority Obligations, the purchasing Senior Subordinated Priority Parties shall provide the Senior Priority Secured Parties who issued such Letters of Credit cash collateral in such amounts (not to exceed 105% thereof) as such Senior Priority Secured Parties determine is reasonably necessary to secure such Senior Priority Obligations in connection with any outstanding and undrawn Letters of Credit. If more than one Senior Subordinated Priority Party has exercised such purchase right and the aggregate amount of all purchase rights exercised exceeds the amount of the Senior Priority Obligations and Second Priority Debt Obligations, the amount with respect to which each exercising Senior Subordinated Priority Party shall be deemed to have exercised its purchase right shall be reduced on a ratable basis according to the amounts of the original exercises of such purchase right by each such Senior Subordinated Priority Party. If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Senior Subordinated Priority Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Designated Senior Priority Representative, the Designated Second Priority Representative and the Designated Senior Subordinated Priority Representative.

(c) If none of the Second Priority Secured Parties timely exercise such right under Section 5.07(a), the Senior Priority Secured Parties shall have no further obligations pursuant to Section 5.07(a) for such Second Priority Creditor Purchase Event and may take any further actions in their sole discretion in accordance with the Senior Priority Debt Documents and this Agreement.

(d) If none of the Senior Subordinated Priority Parties timely exercise such right under Section 5.07(b), the Senior Priority Secured Parties and the Second Priority Secured Parties shall have no further obligations pursuant to Section 5.07(b) for such Senior Subordinated Creditor Purchase Event and may take any further actions in their sole discretion in accordance with the Senior Priority Debt Documents and the Second Priority Debt Documents (as applicable) and this Agreement.

(e) Notwithstanding anything in this Agreement or any other Senior Priority Debt Document or Second Priority Debt Document or Senior Subordinated Priority Debt Document to the contrary, for the purposes of this Section 5.07 (i) Senior Priority Obligations shall exclude TLB Proceeds Loan Obligations, (ii) Senior Priority Secured Parties shall exclude the Lux Borrower, (iii) Senior Subordinated Priority Obligations shall exclude HY Proceeds Loan Obligations and (iv) Senior Subordinated Priority Parties shall exclude the Notes Issuers.

SECTION 5.08. Proceeds Loans and Honeywell Indemnity Agreement.

(a) No member of the Group other than the Lux Notes Issuer shall be a holder of HY Proceeds Loan Obligations, and no member of the Group other than the Swiss Borrower shall be an obligor thereof.

(b) No member of the Group other than the Lux Borrower shall be a holder of TLB Proceeds Loan Obligations, and no member of the Group other than the Swiss Borrower shall be an obligor thereof.

(c) The Swiss Borrower (or any other member of the Group on its behalf) shall only make payments with respect to the HY Proceeds Loan Obligations and the TLB Proceeds Loan Obligations (including with respect to principal and interest thereon) if and to the extent permitted by the then extant Senior Priority Debt Documents and Non-Senior Priority Debt Documents.

(d) No obligations arising under the Honeywell Indemnity Documents shall benefit from any lien over any asset or property of any member of the Group.

SECTION 5.09. Hedging.

(a) Identity of Secured Hedge Counterparties. No person providing hedging arrangements to any Debtor shall be entitled to share in any of the Senior Priority Collateral or in the benefit of any guarantee or indemnity under any of the Senior Priority Debt Documents in respect of any of the obligations arising in respect of those hedging arrangements nor shall those obligations be treated as Secured Hedge Obligations unless that person is or becomes a party to this Agreement pursuant to Section 15.28.

(b) Restriction on Payment: Secured Hedge Obligations.

(i) Prior to the Discharge of the Senior Priority Obligations, the Debtors shall not make any Payment under the Secured Hedge Obligations at any time that an Event of Default under the Senior Priority Debt Documents is continuing if the relevant Debtor’s obligation to make the Payment arises from a Credit Related Close-Out (as defined in paragraph (f)(i)(G) below) in relation to a Secured Hedge Agreement unless, subject to paragraph (j) below, the prior consent of the Designated Senior Priority Representative is obtained.

(ii) No payment may be made to a Secured Hedge Counterparty under paragraph (b)(i) above if any scheduled Payment due from that Secured Hedge Counterparty to a Debtor under a Secured Hedge Agreement to which they are both party is due and unpaid unless, subject to paragraph (j) below, the prior consent of the Designated Senior Priority Representative is obtained.

(iii) Failure by a Debtor to make a Payment to a Secured Hedge Counterparty which results solely from the operation of paragraph (b)(ii) above shall not result in a default (however described) in respect of that Debtor under that Secured Hedging Agreement.

(c) Payment obligations continue. No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Secured Hedge Agreement by the operation of any provisions hereunder even if its obligation to make that Payment is restricted at any time by such provisions.

(d) Collateral: Secured Hedge Counterparties. The Secured Hedge Counterparties may not take, accept or receive the benefit of any Collateral from any Debtor in respect of the Secured Hedge Obligations other than the Senior Priority Collateral.

(e) Restriction on Enforcement: Secured Hedge Counterparties. Subject to paragraphs (f) and (g) below, prior to the Discharge of the Senior Priority Obligations the Secured Hedge Counterparties shall not take any Enforcement Action in respect of any of the Secured Hedge Obligations or any of the hedging transactions under any of the Secured Hedge Agreements at any time.

(f) Permitted Enforcement: Secured Hedge Counterparties.

(i) To the extent it is able to do so under the relevant Secured Hedge Agreement, a Secured Hedge Counterparty may terminate or close-out in whole or in part any hedging transaction under that Secured Hedge Agreement prior to its stated maturity if:

(A) (1) in respect of a Secured Hedge Agreement which is based on the 1992 ISDA Master Agreement (A) an Illegality or Tax Event or Tax Event Upon Merger (each as defined in the 1992 ISDA Master Agreement), or (B) an event similar in meaning and effect to a “Force Majeure Event” (as defined in paragraph (2) below), has occurred in respect of that Secured Hedge Agreement; (2) in respect of a Secured Hedge Agreement which is based on the 2002 ISDA Master Agreement, an Illegality or Tax Event, Tax Event Upon Merger or a Force Majeure Event (each as defined in the 2002 ISDA Master Agreement) has occurred in respect of that Secured Hedge Agreement; (3) in respect of a Secured Hedge Agreement which is not based on an ISDA Master Agreement, any event similar in meaning and effect to an event described in (1) and (2) above has occurred under and in respect of that Secured Hedge Agreement; or (4) prior to the occurrence of a Distress Event, by way of mutual consent between the parties of the relevant Secured Hedge Agreement;

(B) a reduction in term loan Senior Priority Obligations results in (1) the aggregate amount of interest rate hedging transactions which are in effect under Secured Hedge Agreements or (2) the aggregate amount of foreign exchange rate hedging transactions which are in effect under Secured Hedge Agreements to exceed the aggregate amount of principal (excluding any capitalised or deferred interest) then outstanding under the term loan Senior Priority Obligations to which the relevant hedge transactions relate (the amount of any such excess the “Hedge Excess”), provided that any such termination or close-out shall be (x) made under Secured Hedge Agreements which relate to the term loan Senior Priority Obligations which have been reduced and (y) in such amount as is necessary to reduce such interest rate hedging transactions or foreign exchange rate hedging transactions (as applicable) by an amount not exceeding the applicable Hedge Excess;

(C) Senior Priority Obligations are repaid or refinanced in full, provided that such termination or close-out is made under Secured Hedge Agreements which relate to the relevant repaid or refinanced Senior Priority Obligations;

(D) the Secured Hedge Obligations under the relevant Secured Hedge Agreement at any time are not equally and ratably secured with, and guaranteed to the same extent as, the obligations of the relevant Debtor under the Senior Priority Debt Documents to which such Secured Hedge Obligations relate;

(E) a Distress Event has occurred and is continuing;

(F) any Insolvency or Liquidation Proceeding has commenced (and is continuing) in respect of a Debtor which is party to that Secured Hedge Agreement; or

(G) subject to paragraph (j) below, the Designated Senior Priority Representative gives prior consent (which consent shall not require the consent, sanction, authority or further confirmation from any Creditor or any other Person) to that termination or close-out being made (any close-out or termination pursuant to paragraphs (D), (E) or (F) being a “Credit Related Close-Out”).

(ii) If a Debtor has defaulted on any payment due under a Secured Hedge Agreement (after allowing any applicable notice or grace periods) and the default has continued unwaived for more than 10 days after notice of that default has been given to the Designated Senior Priority Representative, the relevant Secured Hedge Counterparty:

(A) may, to the extent it is able to do so under the relevant Secured Hedge Agreement, terminate or close-out in whole or in part any hedging transaction under that Secured Hedge Agreement; and

(B) until the Designated Senior Priority Representative has given notice to that Secured Hedge Counterparty that the Senior Priority Collateral is being enforced, or that any formal steps are being taken to enforce the Senior Priority Collateral, in each case in accordance with the terms of this Agreement, shall be entitled to exercise any right it might otherwise have to sue for, commence or join legal or arbitration proceedings against any Debtor to recover any Secured Hedge Obligations due under that Secured Hedge Agreement.

(iii) After the commencement of any Insolvency or Liquidation Proceeding in respect of any Debtor (which is continuing), to the extent permitted by the relevant Secured Hedge Agreement, each Secured Hedge Counterparty shall be entitled to exercise any right it may otherwise have in respect of that Debtor to:

(A) prematurely close-out or terminate any Secured Hedge Obligations of that Group Company in accordance with the terms of the relevant Secured Hedge Agreement;

(B) make a demand under any guarantee, indemnity or other assurance against loss given by that Group Company in respect of any relevant Secured Hedge Obligations;

(C) exercise any right of set-off or take or receive any payment in respect of any relevant Secured Hedge Obligations of that Debtor; or

(D) claim and prove in the Insolvency or Liquidation Proceeding of that Debtor for the Secured Hedge Obligations owing to it.

(g) Required Enforcement: Secured Hedge Counterparties.

(i) Subject to paragraph (ii) below, a Secured Hedge Counterparty shall promptly terminate or close-out in full any hedging transaction under all or any of the Secured Hedge Agreements to which it is party prior to their stated maturity, following (A) the occurrence of a Distress Event which is continuing and delivery to it of a notice from the Designated Senior Priority Representative that such Distress Event has occurred and is continuing; and (B) delivery to it of a subsequent notice from the Designated Senior Priority Representative instructing it to do so.

(ii) Paragraph (i) above shall not apply to the extent that such Distress Event occurred as a result of an arrangement made between any Debtor and any Secured Creditor with the purpose of bringing about that Distress Event.

(iii) If a Secured Hedge Counterparty is entitled to terminate or close-out any hedging transaction under paragraph (f)(ii) above (or would have been able to if such Secured Hedge Counterparty had given the notice referred to in that paragraph) but has not terminated or closed out each such hedging transaction, that Secured Hedge Counterparty shall promptly terminate or close-out in full each such hedging transaction following a request to do so by the Designated Senior Priority Representative.

(h) Treatment of payments due to Debtors on termination of hedging transactions. If, on termination of any hedging transaction under any Secured Hedge Agreement occurring after a Distress Event, a settlement amount or other amount (following the application of any relevant netting in respect of that Secured Hedge Agreement) falls due from a Secured Hedge Counterparty to the relevant Debtor then that amount shall be paid by that Secured Hedge Counterparty to the Senior Secured Collateral Agent, treated as the proceeds of enforcement of the Senior Priority Collateral and applied in accordance with the terms of this Agreement. The payment of that amount by the Secured Hedge Counterparty to the Senior Secured Collateral Agent above shall discharge the Hedge Counterparty’s obligation to pay that amount to that Debtor.

(i) Terms of Secured Hedge Agreements. The Secured Hedge Counterparties (to the extent party to the Secured Hedge Agreement in question) and the Debtors party to the Secured Hedge Agreements shall ensure that, at all times:

(i) each Secured Hedge Agreement is based either (1) on an ISDA Master Agreement; or (2) on another framework agreement which is similar in effect to an ISDA Master Agreement;

(ii) in the event of a termination of the hedging transaction entered into under a Secured Hedge Agreement, whether as a result of (1) a Termination Event or an Event of Default, each as defined in the relevant Secured Hedge Agreement (in the case of a Secured Hedge Agreement which is based on an ISDA Master Agreement); or (2) an event similar in meaning and effect to either of those described in (1) above (in the case of a Secured Hedge Agreement which is not based on an ISDA Master Agreement), that Secured Hedge Agreement will: (A) if it is based on a 1992 ISDA Master Agreement, provide for payments under the “Second Method” and will make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement; (B) if it is based on a 2002 ISDA Master Agreement, make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement; or (C) if it is not based on an ISDA Master Agreement, provide for any other method the effect of which is that the party to which that event is referable will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions entered into under that Secured Hedge Agreement is in its favor;

(iii) each Secured Hedge Agreement will not provide for Automatic Early Termination other than to the extent that the provision of Automatic Early Termination is consistent with practice in the relevant derivatives market, taking into account the legal status and jurisdiction of incorporation of the parties to that Secured Hedge Agreement; and

(iv) each Secured Hedge Agreement will provide that the relevant Secured Hedge Counterparty will be entitled to terminate each transaction under such Secured Hedge Agreement if so required hereunder.

(j) On or after Discharge of Senior Priority Obligations. At any time on or after the Discharge of Senior Priority Obligations (excluding any Secured Hedge Obligations and any Cash Management Obligations), any action which is permitted hereunder by reason of the prior consent of the Designated Senior Priority Representative will be permitted.

SECTION 5.10. Cash Management.

(a) Restriction on Enforcement. Subject to Section 5.10(b), so long as the Discharge of Senior Priority Obligations (excluding any Secured Hedge Obligations and any Cash Management Obligations) has not occurred, none of the Cash Management Providers shall be entitled to take any Enforcement Action in respect of any of the Cash Management Obligations owed to it.

(b) Permitted Enforcement. Each Cash Management Provider may take Enforcement Action which would be available to it but for Section 5.10(a) if: (i) at the same time as, or prior to, that action, Enforcement Action has been taken in respect of the Senior Priority Obligations (excluding the Cash Management Obligations), in which case the Cash Management Providers may take the same Enforcement Action as has been taken in respect of those Senior Priority Obligations; (ii) that Enforcement Action is taken in respect of cash cover or cash collateral which has been provided in accordance with the Senior Priority Debt Documents; (iii) at the same time as or prior to, that action, the consent of the Designated Senior Priority Representative to that Enforcement Action is obtained; (iv) an Insolvency or Liquidation Proceeding has occurred in relation to any Debtor, in which case after the occurrence of that Insolvency or Liquidation Proceeding, each Cash Management Provider shall be entitled (if it has not already done so) to exercise any right it may otherwise have in respect of that Debtor to (1) accelerate any of that Debtor’s Senior Priority Obligations or declare them prematurely due and payable on demand, (2) make a demand under any guarantee, indemnity or other assurance against loss given by that Debtor in respect of any Senior Priority Obligations, (3) exercise any right of set-off or take or receive any payment in respect of any Senior Priority Obligations of that Debtor or (4) claim and prove in the liquidation of that Debtor for the Senior Priority Obligations owing to it; or (v) that Enforcement Action is contemplated by the Senior Priority Debt Documents.

(c) Exceptions. Notwithstanding the foregoing, this Section 5.10 shall not restrict the right of any Cash Management Provider (i) to demand repayment or prepayment of Cash Management Obligations owed to it prior to any due date, termination date or similar date under any Cash Management Agreement or (ii) to net, set off or exercise any similar right in respect of any account in respect of fees, expenses, indemnification obligations, returned items, chargebacks, cash pooling arrangements, “zero balance” arrangements, multi-account netting arrangements and items that are similar to any of the foregoing, in each case, to the extent not restricted by the Senior Priority Debt Documents.

(d) Identity of Cash Management Providers. No person providing cash management arrangements to any Debtor shall be entitled to share in any of the Senior Priority Collateral or in the benefit of any guarantee or indemnity under any of the Senior Priority Debt Documents in respect of any of the obligations arising in respect of those cash management arrangements nor shall those obligations be treated as Cash Management Obligations unless that person is or becomes a party to this Agreement pursuant to Section 15.29.

SECTION 5.11. Senior Secured Parallel Debt.

(a) Subject to the limitations set out in each Senior Priority Collateral Document, each Loan Party hereby irrevocably and unconditionally undertakes to pay to the Senior Secured Collateral Agent amounts equal to any amounts owing from time to time by that Loan Party to any Senior Priority Secured Parties under any of the Senior Priority Debt Documents, including any Guarantee, as and when those amounts are due (the “Senior Secured Parallel Debt”).

(b) Each Loan Party and the Senior Secured Collateral Agent acknowledge that the obligations of each Loan Party under clause (a) above are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Loan Party to any Senior Priority Secured Party under any of the Senior Priority Debt Documents, including any Guarantee (its “Senior Secured Corresponding Debt”), nor shall the amounts for which each Loan Party is liable under clause (a) above (its Senior Secured Parallel Debt) be limited or affected in any way by its Senior Secured Corresponding Debt provided that: (i) the Senior Secured Parallel Debt of each Loan Party shall be decreased to the extent that its Senior Secured Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and (ii) the Senior Secured Corresponding Debt of each Loan Party shall be decreased to the extent that its Senior Secured Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and (iii) the amount of the Senior Secured Parallel Debt of a Loan Party shall at all times be equal to the amount of its Senior Secured Corresponding Debt.

(c) For the purpose of this Section 5.11, the Senior Secured Collateral Agent acts in its own name and not as a trustee, and its claims in respect of the Senior Secured Parallel Debt shall not be held on trust. The Liens granted under the Senior Priority Debt Documents, including any Guarantee, to the Senior Secured Collateral Agent to secure the Senior Secured Parallel Debt are granted to the Senior Secured Collateral Agent, in its capacity as creditor of the Senior Secured Parallel Debt and shall not be held on trust.

(d) All moneys received or recovered by the Senior Secured Collateral Agent pursuant to this Section 5.11, and all amounts received or recovered by the Senior Secured Collateral Agent, from or by the enforcement of any Liens granted to secure the Senior Secured Parallel Debt, shall be applied in accordance with Section 4.01 of this Agreement.

SECTION 5.12. Second Priority Parallel Debt.

(a) Subject to the limitations set out in each Second Priority Collateral Document, each Borrower and Grantor under the Second Priority Debt Documents (the “Second Priority Loan Parties”) hereby irrevocably and unconditionally undertakes to pay to any party appointed as collateral agent or security agent under the Second Priority Collateral Documents (the “Second Priority Collateral Agent”), amounts equal to any amounts owing from time to time by that Second Priority Loan Party to any Second Priority Secured Parties under any of the Second Priority Debt Documents, including any guarantee, as and when those amounts are due (the “Second Priority Parallel Debt”).

(b) Each Second Priority Loan Party and the Second Priority Collateral Agent acknowledge that the obligations of each Second Priority Loan Party under clause (a) above are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Second Priority Loan Party to any Second Priority Secured Party under any of the Second Priority Debt Documents, including any guarantee (its “Second Priority Corresponding Debt”), nor shall the amounts for which each Second Priority Loan Party is liable under clause (a) above (its Second Priority Parallel Debt) be limited or affected in any way by its Second Priority Corresponding Debt provided that: (i) the Second Priority Parallel Debt of each Second Priority Loan Party shall be decreased to the extent that its

Second Priority Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and (ii) the Second Priority Corresponding Debt of each Second Priority Loan Party shall be decreased to the extent that its Second Priority Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and (iii) the amount of the Second Priority Parallel Debt of a Second Priority Loan Party shall at all times be equal to the amount of its Second Priority Corresponding Debt.

(c) For the purpose of this Section 5.12, the Second Priority Collateral Agent acts in its own name and not as a trustee, and its claims in respect of the Second Priority Parallel Debt shall not be held on trust. The Liens granted under the Second Priority Debt Documents, including any guarantee to the Second Priority Collateral Agent to secure the Second Priority Parallel Debt are granted to the Second Priority Collateral Agent, in its capacity as creditor of the Second Priority Parallel Debt and shall not be held on trust.

(d) All moneys received or recovered by the Second Priority Collateral Agent pursuant to this Section 5.12, and all amounts received or recovered by the Second Priority Collateral Agent, from or by the enforcement of any Liens granted to secure the Second Priority Parallel Debt, shall be applied in accordance with Section 4.01 of this Agreement.

ARTICLE 6

INSOLVENCY OR LIQUIDATION PROCEEDINGS

Solely with respect to the U.S. Debtors the following provisions shall govern:

SECTION 6.01. Financing and Sale Issues.

Until the Discharge of Senior Priority Obligations has occurred, if Holdings, the Notes Issuers, the Borrowers or any other Debtor shall be subject to any Insolvency or Liquidation Proceeding, then (x) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and (y) each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that if any Senior Priority Representative or Senior Priority Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to Holdings’, the Borrowers’ or any other Grantor’s or Debtor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), it will raise no objection to and will not otherwise contest such sale, use or lease of cash or other collateral or such DIP Financing and, except to the extent permitted by the proviso to clause (ii) of Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations (as applicable) are so subordinated to Liens securing Senior Priority Obligations under this Agreement, (y) any “carve-out” for professional and United States Trustee fees agreed to by the Senior Priority Representatives and (z) all adequate protection liens granted to the Senior Priority Secured Parties; provided that none of the foregoing provisions shall be binding on the Second Priority Secured Parties or Senior Subordinated Priority Parties to the extent that the sum of the then outstanding principal amount of any Senior Priority Obligations and Senior Subordinated Priority Debt Obligations and any DIP Financing exceeds the DIP Cap Amount (after giving effect to the concurrent Refinancing of any Senior Priority Obligations). Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated

Priority Party under its Senior Subordinated Priority Debt Facility, further agrees that (A) it will raise no objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Priority Obligations made by any Senior Priority Representative or any other Senior Priority Secured Party, (B) it will raise no objection to (and will not otherwise contest) any lawful exercise by any Senior Priority Secured Party of the right to credit bid Senior Priority Obligations at any sale in foreclosure of Senior Priority Collateral or otherwise under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, (C) it will raise no objection to (and will not otherwise contest) any other request for judicial relief made in any court by any Senior Priority Secured Party relating to the lawful enforcement of any Lien on Senior Priority Collateral and (D) it will raise no objection to (and will not otherwise contest or oppose) any order relating to a Disposition of assets of any Debtor for which any Senior Priority Representative has consented or not objected that provides, to the extent such Disposition is to be free and clear of Liens, that the Liens securing the Senior Priority Obligations and the Second Priority Debt Obligations and the Senior Subordinated Priority Debt Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Collateral securing the Senior Priority Obligations rank to the Liens on the Collateral securing the Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations (as applicable) pursuant to this Agreement; provided that such motion does not impair, subject to the priorities set forth in this Agreement, the rights of the Second Priority Secured Parties or the Senior Subordinated Priority Parties under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, so long as the right of the Second Priority Secured Parties or Senior Subordinated Priority Parties (as applicable) to offset their claim against the purchase price is only after the Senior Priority Obligations have been paid in full in cash; provided, further, that (i) any Second Priority Secured Party and any Senior Subordinated Priority Party may raise any objection to the bidding or related procedures proposed to be utilized in connection with such sale of assets that could be raised by an unsecured creditor of the Debtors; and (ii) nothing in this Section 6.01 shall prohibit any Second Priority Secured Party or Senior Subordinated Priority Party from (1) exercising its rights to vote in favor of or against a plan of reorganization or similar dispositive restructuring plan in a manner consistent with, and not in violation of, this Agreement (including Section 6.11), (2) proposing a DIP Financing to any Debtor that is junior to the Senior Priority Obligations, or (c) objecting to any provision in any proposed DIP Financing relating, describing or requiring the material provisions or content of a plan of reorganization or similar dispositive restructuring plan. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that notice received three (3) Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such DIP Financing shall be adequate notice.

After the Discharge of Senior Priority Obligations each Second Priority Representative and Second Priority Secured Party shall have all of the rights vis-à-vis each Senior Subordinated Priority Representative (for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility) provided to the Senior Priority Representative and Senior Priority Secured Party under this Section 6.01 mutatis mutandis (without any consent, sanction, authority or further confirmation from any Second Priority Secured Party, Senior Subordinated Priority Party, Intra-Group Lender, Debtor or the Honeywell Indemnitee).

SECTION 6.02. Relief from the Automatic Stay.

Until the Discharge of Senior Priority Obligations has occurred, (x) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and (y) each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Common Senior Priority/Second Priority Collateral or Common Collateral (as applicable), without the prior written consent of the Designated Senior Priority Representative.

Until the Discharge of Second Priority Debt Obligations has occurred, each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Common Senior Priority/Second Priority Collateral or Common Collateral (as applicable), without the prior written consent of the Designated Second Priority Representative.

SECTION 6.03. Adequate Protection.

Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that none of them shall object, contest or support any other Person objecting to or contesting (a) any request by any Senior Priority Representative or any Senior Priority Secured Parties for adequate protection in any form, (b) any objection by any Senior Priority Representative or any Senior Priority Secured Parties to any motion, relief, action or proceeding based on any Senior Priority Representative’s or Senior Priority Secured Party’s claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any Senior Priority Representative or any other Senior Priority Secured Party under Section 506(b) or 506(c) the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then (x) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and (y) each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, may seek or request (as applicable) adequate protection in the form of a Lien on such additional or replacement collateral and/or a superpriority claim, which Lien is subordinated to the Liens securing and providing adequate protection for all Senior Priority Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Debt Obligations or the Senior Subordinated Priority Debt Obligations (as applicable) are so subordinated to the Liens securing Senior Priority Obligations under this Agreement, and which superpriority claim is subordinated to all superpriority claims granted as adequate protection to the Senior Priority Secured Parties, and (ii) in the event (w) any Second Priority Representatives, for themselves and on behalf of the Second Priority Secured Parties under their Second Priority Debt Facilities or (x) any Senior Subordinated Priority Representatives, for themselves and on behalf of the Senior Subordinated Priority Parties under their Senior Subordinated Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral and/or a superpriority claim, then (y) such Second Priority Representatives, for themselves and on behalf of each Second Priority Secured Party under their Second Priority Debt Facilities and (z) such Senior Subordinated Priority Representatives, for themselves and on behalf of each Senior Subordinated Priority Party under their Senior Subordinated Priority Debt Facilities, agree that each Senior Priority Representative shall also be granted (as applicable) a senior Lien on such additional or replacement collateral and/or a senior superpriority claim as security and adequate protection for the Senior Priority

Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations (as applicable) shall be subordinated to the Liens on such collateral securing the Senior Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations (as applicable) are so subordinated to such Liens securing Senior Priority Obligations under this Agreement, and any superpriority claims granted as adequate protection for the Second Priority Debt Obligations or Senior Subordinated Priority Debt Obligations (as applicable) shall be subordinated to all superpriority claims granted as adequate protection to the Senior Priority Secured Parties for the Senior Priority Obligations. Without limiting the generality of the foregoing, to the extent that the Senior Priority Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, and/or other cash payments, then (x) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and (y) each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the Senior Priority Secured Parties to object to the amounts of fees and expenses or other cash payments so sought by the Second Priority Secured Parties or the Senior Subordinated Priority Parties (as applicable).

SECTION 6.04. Preference Issues.

If any Senior Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of Holdings, the Borrowers or any other Debtor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason (any such amount, a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05. Separate Grants of Security and Separate Classifications.

Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Priority Collateral Documents, the Second Priority Collateral Documents and the Senior Subordinated Priority

Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Collateral, the Senior Priority Obligations, the Second Priority Debt Obligations and the Senior Subordinated Priority Debt Obligations are each fundamentally different and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Priority Secured Parties and/or the Second Priority Secured Parties and/or the Senior Subordinated Priority Parties in respect of the Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility (as applicable), hereby acknowledges and agrees that all distributions from the Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties and the Senior Subordinated Priority Parties), the Senior Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees and expenses (whether or not allowed or allowable) before any distribution from the Collateral is made in respect of the Second Priority Debt Obligations or the Senior Subordinated Priority Debt Obligations (as applicable), with each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, and each Senior Subordinated Priority Representative, for itself and on behalf of each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Priority Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties or the Senior Subordinated Priority Parties (as applicable).

SECTION 6.06. No Waivers of Rights of Senior Priority Secured Parties.

Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Priority Representative or any other Senior Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Secured Party or Senior Subordinated Priority Party, including the seeking by any Second Priority Secured Party or Senior Subordinated Priority Party of adequate protection or the asserting by any Second Priority Secured Party or Senior Subordinated Priority Party of any of its rights and remedies under the Second Priority Debt Documents or Senior Subordinated Priority Debt Documents or otherwise.

SECTION 6.07. Application.

This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08. Other Matters.

To the extent that any Second Priority Representative or any Second Priority Secured Party or any Senior Subordinated Priority Representative or any Senior Subordinated Priority Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility or such Senior Subordinated Priority Representative, on behalf of itself and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees not to assert any such rights without the prior written consent of each Senior Priority Representative, provided that if requested by any Senior Priority Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the Senior Priority Representatives (acting unanimously), including any rights to payments in respect of such rights.

SECTION 6.09. 506(c) Claims.

Until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility and each Senior Subordinated Priority Representative, on behalf of itself and each Senior Subordinated Priority Party under its Senior Subordinated Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Priority Obligations for costs or expenses of preserving or disposing of any Collateral.

SECTION 6.10. Reorganization Securities.

If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Priority Obligations and/or the Second Priority Debt Obligations and/or the Senior Subordinated Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Priority Obligations and/or the Second Priority Debt Obligations and/or the Senior Subordinated Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 6.11. Voting.

No Second Priority Secured Party or Senior Subordinated Priority Party (in each case whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization, liquidation or other dispositive restructuring plan that is inconsistent with the priorities or other provisions of this Agreement. Without limiting the generality of the foregoing, no Second Priority Secured Party (other than with the prior written consent of the Designated Senior Priority Representative) or Senior Subordinated Priority Party (other than with the prior written consent of the Designated Senior Priority Representative) may (whether in the capacity of a secured creditor or an unsecured creditor) vote in favor of, or otherwise directly or indirectly support any plan unless such plan (a) pays off, in cash in full, all Senior Priority Obligations or (b) such plan is proposed or supported by the number of Senior Priority Secured Parties, in accordance with Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

SECTION 6.12. Section 1111(b) of the Bankruptcy Code.

Each Non-Senior Priority Representative, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Priority Secured Party (or, in the case of any Senior Subordinated Priority Representative, any Second Priority Secured Party) to make an election under Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Each Non-Senior Priority Representative, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Priority Secured Party (or, in the case of any Senior Subordinated Priority Representative, any Second Priority Secured Party) of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

SECTION 6.13. Post-Petition Interest

(a) No Non-Senior Priority Party shall oppose or seek to challenge any claim by the Senior Priority Representative or any other Senior Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Senior Priority Obligations consisting of claims for post-petition interest, fees, or expenses under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise.

(b) Neither the Senior Priority Representative nor any other Senior Priority Secured Party shall oppose or seek to challenge any claim by any Non-Senior Priority Party for allowance in any Insolvency or Liquidation Proceeding of Non-Senior Priority Obligations consisting of claims for post-petition interest, fees, or expenses under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise, to the extent of the value of the Lien of such Non-Senior Priority Representative on behalf of the Non-Senior Priority Parties on the Collateral (after taking into account the Senior Priority Obligations).

SECTION 6.14. Debt Subordination under the Corporations Act

Each Grantor incorporated in Australia agrees with the other parties that the subordination of the Non-Senior Priority Obligations in the manner set out in this Agreement is intended to be a debt subordination within the meaning of s563C(2) of the Australian Corporations Act.

ARTICLE 7

RELIANCE; ETC.

SECTION 7.01. Reliance.

(a) The consent by the Senior Priority Secured Parties to the execution and delivery of the Second Priority Debt Documents and the Senior Subordinated Priority Debt Documents to which the Senior Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Priority Secured Parties to Holdings, a Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Non-Senior Priority Representative, acknowledges that it and such Second Priority Secured Parties and Senior Subordinated Priority Parties (as applicable) have, independently and without reliance on any Senior Priority Representative or other Senior Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents and Senior Subordinated Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Second Priority Debt Documents or the Senior Subordinated Priority Debt Documents (as applicable) or this Agreement.

(b) The consent by the Second Priority Secured Parties to the execution and delivery of the Senior Subordinated Priority Debt Documents to which the Second Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Second Priority Secured Parties to Holdings, a Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Senior Subordinated Priority Representative, acknowledges that it and such Senior Subordinated Priority Parties have, independently and without reliance on any Second Priority Representative or other Second Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Senior Subordinated Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Senior Subordinated Priority Debt Documents or this Agreement.

SECTION 7.02. No Warranties or Liability.

Each Non-Senior Priority Representative, acknowledges and agrees that neither any Senior Priority Representative nor any other Senior Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Senior Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Priority Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Non-Senior Priority Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Priority Representative nor any other Senior Priority Secured Party shall have any duty to any Non-Senior Priority Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Holdings, the Borrowers or any Subsidiary (including the Non-Senior Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Priority Representatives, the Senior Priority Secured Parties, and each of the Non-Senior Priority Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to the enforceability, validity, value or collectability of any of the Senior Priority Obligations, the Non-Senior Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, any Grantor’s title to or right to transfer any of the Collateral or any other matter except as expressly set forth in this Agreement.

SECTION 7.03. Obligations Unconditional.

All rights, interests, agreements and obligations of the Senior Priority Representatives, the Senior Priority Secured Parties, and the Non-Senior Priority Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Priority Debt Document or any Non-Senior Priority Debt Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Priority Obligations or Non-Senior Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Secured Credit Agreement or any other Senior Priority Debt Document or of the terms of any Non-Senior Priority Debt Document;

(c) any exchange of any security interest in any Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Priority Obligations or Non-Senior Priority Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of Holdings, the Borrowers or any other Debtor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) Holdings, the Borrowers or any other Debtor in respect of the Senior Priority Obligations or (ii) any Non-Senior Priority Party in respect of this Agreement.

ARTICLE 8

RESTRICTIONS APPLICABLE TO INTRA-GROUP INDEBTEDNESS

SECTION 8.01. Subordination of Intra-Group Indebtedness.

Each Debtor covenants and agrees, and each Intra-Group Lender likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Intra-Group Documents, that the payment of any and all Intra-Group Indebtedness shall be subordinated and subject in right and time of payment to the Senior Priority Obligations and the Non-Senior Priority Obligations to the extent and in the manner hereinafter set forth, at all times prior to the Final Discharge Date. In relation to its Secured Obligations (whether now outstanding or hereafter created, incurred, assumed or guaranteed), each Secured Party shall be deemed to have acquired such Secured Obligations in reliance upon the provisions contained in this Agreement.

SECTION 8.02. Restriction on Payment.

Prior to the Final Discharge Date, the Debtors shall not, and Holdings shall ensure that its Restricted Subsidiaries shall not, make any Payments of the Intra-Group Indebtedness at any time while an Acceleration Event is continuing.

SECTION 8.03. Restriction on Enforcement.

Subject to Section 8.04, no Intra-Group Lender shall be entitled to take any Enforcement Action in respect of any of the Intra-Group Indebtedness at any time prior to the Final Discharge Date.

SECTION 8.04. Permitted Enforcement.

Prior to the Final Discharge Date and after the occurrence of an Insolvency and Liquidation Proceeding in relation to any member of the Group, the Intra-Group Lender may (unless otherwise directed by the Applicable Designated Representative or unless the Applicable Designated Representative has taken, or has given notice that it intends to take, action on behalf of the relevant Intra-Group Lender in accordance with Section 10.04) exercise any right it may otherwise have against that member of the Group to (a) accelerate any of the Intra-Group Indebtedness or declare any of it prematurely due and payable or payable on demand; (b) make a demand under any guarantee, indemnity or other assurance against loss given in respect of any Intra-Group Indebtedness; (c) exercise any right of set-off or take or receive any Payment in respect of any Intra-Group Indebtedness; or (d) claim and prove in the liquidation of that member of the Group for the Intra-Group Indebtedness owing to it.

SECTION 8.05. Turnover in Respect of Intra-Group Indebtedness.

Except as otherwise permitted or required under this Agreement, if at any time prior to the Final Discharge Date an Intra-Group Lender receives or recovers a payment or distribution of any kind whatsoever (including by way of set-off or combination of accounts) in respect or on account of any of the Intra-Group Indebtedness which is prohibited by the terms of this Agreement, that Intra-Group Lender will, if requested by the Applicable Designated Representative, promptly pay all amounts and distributions received by it to the Applicable Designated Representative for application to the payment of the Secured Obligations and any unsecured Senior Subordinated Priority Debt Obligations in accordance with the terms of this Agreement after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving the payment or distribution and, pending that payment, will hold those amounts and distributions in trust for (or, to the extent the concept of trust is not recognized in the relevant jurisdiction, on behalf of and for the benefit of) the Creditors (other than the Intra-Group Lenders). If, for any reason, any of the trusts expressed to be created in this Article 8 should fail or to be unenforceable, the affected Intra-Group Lender will, unless otherwise agreed by the Applicable Designated Representative and subject to receiving payment instructions and any other relevant information from the Applicable Designated Representative, promptly pay an amount equal to that receipt or recovery to the Applicable Designated Representative for application in accordance with the terms of this Agreement.

SECTION 8.06. Notice and Acknowledgement of Collateral.

(a) Each Intra-Group Lender, by its entry into this Agreement (or, as the case may be, by its entry into an Intra-Group Lender Joinder Agreement as an Intra-Group Lender), hereby serves notice of assignment and/or charge required pursuant to the applicable Collateral Documents of the Debt Documents evidencing the terms of the Intra-Group Indebtedness owing to that Intra-Group Lender.

(b) Each Debtor, by its entry into this Agreement (or, as the case may be, by its entry into a Joinder Agreement as a Debtor, pursuant to Section 15.07), acknowledges receipt of any notice of assignment and/or charge served pursuant to paragraph (a) above.

ARTICLE 9

[Reserved]

ARTICLE 10

ADDITIONAL PROVISIONS REGARDING NON-U.S. INSOLVENCY OR LIQUIDATION PROCEEDING

SECTION 10.01. Payment of Distributions.

(a) After the occurrence of an Insolvency or Liquidation Proceeding under laws other than the laws of the United States of America or any State (within the meaning of Section 9-102(a)(76) of the UCC) (a “Non-U.S. Insolvency Event”) in relation to any Debtor, any Creditor (other than a Senior Priority Secured Party) entitled to receive a distribution out of the assets of that member of the Group in respect of the Liabilities owed to that Creditor shall (only to the extent that such distribution would otherwise constitute a receipt or recovery of a type required to be paid over pursuant to the provisions of Section 4.02, and, in all cases if prior to a Distress Event, only if required by the Applicable Designated

Representative), subject to receiving payment instructions and any other relevant information from the Applicable Designated Representative and to the extent it is able to do so, direct the Person responsible for the distribution of the assets of that member of the Group to pay that distribution to the Applicable Designated Representative until the Liabilities owing to the Creditors represented by such Applicable Designated Representative have been paid in full.

(b) The Applicable Designated Representative shall apply distributions paid to it under paragraph (a) above in accordance with Section 4.01.

SECTION 10.02. Set-Off.

(a) To the extent that any member of the Group’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of a Non-U.S. Insolvency Event in relation to that member of the Group, any Creditor (other than a Senior Priority Secured Party) which benefited from that set-off shall (only to the extent that the relevant discharge constitutes a receipt or recovery of a type required to be paid over pursuant to the provisions of Section 4.02 and Section 8.05 and, in all cases if prior to Distress Event, only if required by the Applicable Designated Representative, subject to receiving payment instructions and any other relevant information from the Applicable Designated Representative) pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Applicable Designated Representative for application in accordance with Section 4.01.

(b) Section 10.02(a) shall not apply to any set-off which is otherwise permitted to be made under this Agreement notwithstanding the occurrence of the relevant Non-U.S. Insolvency Event.

SECTION 10.03. Filing of Claims.

After the occurrence of a Non-U.S. Insolvency Event in relation to any Debtor, each Creditor irrevocably authorizes the Applicable Designated Representative, on its behalf, to: (i) take any Enforcement Action (in accordance with the terms of this Agreement) against that member of the Group; (ii) demand, sue, prove and give receipt for any or all of that member of the Group’s Liabilities; (iii) collect and receive all distributions on, or on account of, any or all of that member of the Group’s Liabilities; and (iv) file claims, take proceedings and do all other things the Applicable Designated Representative considers reasonably necessary to recover that member of the Group’s Liabilities.

SECTION 10.04. Creditors’ Actions.

Each Creditor will: (i) do all things that the Applicable Designated Representative reasonably requests in order to give effect to this Article 10; and (ii) if the Applicable Designated Representative is not entitled to take any of the actions contemplated by this Article 10 or if the Applicable Designated Representative requests that a Creditor take that action, undertake that action itself in accordance with the instructions of the Applicable Designated Representative or grant a power of attorney to the Applicable Designated Representative (on such terms as the Applicable Designated Representative may reasonably require) to enable the Applicable Designated Representative to take such action.

SECTION 10.05. Collateral Agent Instructions.

For the purposes of Section 10.03 and Section 10.04, the Applicable Designated Representative shall act (a) on the instructions of the Applicable Secured Parties or (b) in the absence of any such instructions, as the Applicable Designated Representative sees fit (which may include taking no action).

SECTION 10.06. Australian PPSA.

To the full extent permitted by law:

(a) each Secured Party contracts out of its entitlement to receive from another Secured Party each notice or document which section 115(5) of the Australian PPSA permits it to contract out of, and waives each right to receive from another Secured Party a notice or document which section 144(c) of the Australian PPSA permits it to waive;

(b) each Secured Party agrees with the other Secured Party not to exercise any rights under section 127(2) of the Australian PPSA without its consent; and

(c) each Secured Party waives its right to receive from another Secured Party anything under section 275 of the Australian PPSA, and it agrees not to make any request of another Secured Party under that section.

Nothing in this clause affects the right of a Secured Party to receive a notice, document or amount or exercise a right which it is otherwise entitled to receive or exercise under another provision herein or any other agreement or law.

ARTICLE 11

ADDITIONAL PROVISIONS REGARDING ENFORCEMENT

OF NON-U.S. COLLATERAL

SECTION 11.01. Consultation Period.

(a) Subject to Section 11.01(b), before giving any instructions to the Applicable Designated Representative to enforce the Non-U.S. Collateral or refrain or cease from enforcing the Non-U.S. Collateral or to take any other Enforcement Action in respect of Non-U.S. Collateral, the Representative(s) of the Creditors represented in the Applicable Secured Parties shall consult with each other Representative and the Applicable Designated Representative in good faith about the instructions to be given by the Applicable Secured Parties for a period of not less than ten (10) Business Days (or, in the case of any consultation involving a Representative in respect of any high yield notes, debt securities or other similar instruments, thirty (30) days) from the date on which details of the proposed instructions are received by such Representative or the Applicable Designated Representative (or such shorter period as each Representative and the Applicable Designated Representative shall agree) (the “Consultation Period”), and, subject to Section 11.01(b) only following the expiry of a Consultation Period shall the Applicable Secured Parties concerned be entitled to give any instructions to the Applicable Designated Representative to enforce the Non-U.S. Collateral or refrain or cease from enforcing the Non-U.S. Collateral or take any other Enforcement Action.

(b) No Representative (other than the Applicable Designated Representative) shall be obliged to consult in accordance with paragraph (a) above and the Applicable Secured Parties concerned shall be entitled to give any instructions to the Applicable Designated Representative to enforce the Non-U.S. Collateral or take any other Enforcement Action prior to the end of a Consultation Period (in each case, provided that such instructions are consistent with, and do not violate, any provisions of this Agreement and the Collateral Documents) if: (i) the Non-U.S. Collateral has become enforceable as a result of an Insolvency or Liquidation Proceeding; or (ii) the Applicable Secured Parties concerned or any Representative of the Creditors represented in the Applicable Secured Parties determines in good faith

(and notifies each other Representative and the Applicable Designated Representative) that to enter into such consultation and thereby delay the commencement of enforcement of the Non-U.S. Collateral could reasonably be expected to have a material adverse effect on: (A) the Applicable Designated Representative’s ability to enforce any of the Non-U.S. Collateral; or (B) the realization proceeds of any enforcement of the Non-U.S. Collateral.

(c) As soon as reasonably practicable following receipt of any instructions from the Applicable Secured Parties in accordance with this Article 11 to enforce the Non-U.S. Collateral, refrain or cease from enforcing the Non-U.S. Collateral or, as the case may be, take any other Enforcement Action, the Applicable Designated Representative shall provide a copy of such instructions to each other Representative (unless it received those instructions from that Person).

ARTICLE 12

AGREEMENT SOLELY AMONG THE SENIOR PRIORITY SECURED PARTIES

Solely as among the Senior Priority Secured Parties the following provisions shall govern:

SECTION 12.01. Priority of claims.

(a) Anything contained herein or in any of the Senior Priority Debt Documents to the contrary notwithstanding (but subject to Section 12.06), if any Senior Priority Secured Party is taking action to enforce rights in respect of any Senior Priority Collateral, or any distribution is made in respect of any Senior Priority Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrower or any other Debtor or any Senior Priority Secured Party receives any payment pursuant to this Agreement with respect to any Senior Priority Shared Collateral or otherwise pursuant to Section 4.01, the proceeds of any sale, collection or other liquidation of any such Senior Priority Shared Collateral by any Senior Priority Secured Party or received by any Senior Priority Secured Party pursuant to this Agreement with respect to such Senior Priority Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the Senior Priority Obligations are entitled (together the “Senior Collateral Proceeds”), shall be applied first, to the payment in full in cash of all fees, expenses and other amounts owing to the Designated Senior Priority Representative and each other Senior Priority Representative (in each case in its capacity as such) pursuant to the terms of any Senior Priority Debt Document, and second, subject to Section 12.07, to the payment in full in cash of the Senior Priority Obligations of each Series on a ratable basis, with such proceeds to be applied to the Senior Priority Obligations of a given Series in accordance with the terms of the applicable Senior Priority Debt Documents (provided, however, that the TLB Proceeds Loan Creditor shall only be entitled to receive such proceeds (on a ratable basis) to the extent such proceeds result directly from a recovery, distribution or payment (howsoever described) from the Swiss Borrower). Notwithstanding the foregoing, with respect to any Senior Priority Shared Collateral for which a third party (other than a Senior Priority Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Senior Priority Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Senior Priority Obligations (such third party, an “Senior Priority Intervening Creditor”), the value of any Senior Priority Shared Collateral or Proceeds which are allocated to such Senior Priority Intervening Creditor shall be deducted on a ratable basis solely from the Senior Priority Shared Collateral or proceeds to be distributed in respect of the Series of Senior Priority Obligations with respect to which such Impairment exists.

(b) Notwithstanding anything contained herein or in any of the Senior Priority Debt Documents to the contrary (but subject to Section 12.07), if any Senior Priority Party receives any proceeds or distributions pursuant to Section 4.01 which do not constitute Senior Collateral Proceeds, any such proceeds and distributions to which the Senior Priority Obligations are entitled, shall be applied first, to the payment in full in cash of all fees, expenses and other amounts owing to each Senior Priority Representative (in its capacity as such) pursuant to the terms of any Senior Priority Debt Document, and second, subject to Section 12.07, to the payment in full in cash of the Senior Priority Obligations of each Series on a ratable basis, with such proceeds to be applied to the Senior Priority Obligations of a given Series in accordance with the terms of the applicable Senior Priority Debt Documents (provided, however, that the TLB Proceeds Loan Creditor shall only be entitled to receive such proceeds (on a ratable basis) to the extent such proceeds result directly from a recovery, distribution or payment (howsoever described) from the Swiss Borrower).

(c) It is acknowledged that the Senior Priority Obligations of any Series may, subject to the limitations set forth in the then extant Senior Priority Debt Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 12.01(a) or the provisions of this Agreement defining the relative rights of the Senior Priority Secured Parties of any Series.

SECTION 12.02. Equal Priority of Liens and Prohibition on Contesting Liens.

(a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Senior Priority Obligations granted on the Senior Priority Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Senior Priority Debt Documents or any defect or deficiencies in the Liens securing the Senior Priority Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 12.07), each Senior Priority Secured Party hereby agrees that the Liens securing each Series of Senior Priority Obligations on any Senior Priority Shared Collateral shall be of equal priority.

(b) Each of the Senior Priority Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Senior Priority Secured Parties in all or any part of the Senior Priority Shared Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Senior Priority Secured Party to enforce this Agreement.

SECTION 12.03. Equalization.

(a) The provisions of this Section 12.03 shall be applied at such time or times after the Enforcement Date as the Designated Senior Priority Representative shall consider appropriate. Without prejudice to the generality of the preceding sentence, if the provisions of this Section 12.03 have been applied before all the Senior Priority Obligations (other than the TLB Proceeds Loan Obligations and any Non-Equalising Hedge Obligations) have matured and/or been finally quantified, the Designated Senior Priority Representative may elect to re-apply those provisions on the basis of revised Exposures and the relevant Senior Priority Secured Parties shall make appropriate adjustment payments amongst themselves.

(b) If, for any reason, any Senior Priority Obligations (other than the TLB Proceeds Loan Obligations and any Non-Equalising Hedge Obligations) remain unpaid after the Enforcement Date and the resulting losses are not borne by the Senior Priority Secured Parties (other than the TLB Proceeds Loan Creditor and any Non-Equalising Hedge Counterparty) in the proportions which their respective Exposures at the Enforcement Date bore to the aggregate Exposures of all the Senior Priority Secured Parties (other than the TLB Proceeds Loan Creditor and any Non-Equalising Hedge Counterparty) at the

Enforcement Date, the Senior Priority Secured Parties (other than the TLB Proceeds Loan Creditor and any Non-Equalising Hedge Counterparty) will make such payments amongst themselves as the Designated Senior Priority Representative shall require to put the Senior Priority Secured Parties (other than the TLB Proceeds Loan Creditor and any Non-Equalising Hedge Counterparty) in such a position that (after taking into account such payments) those losses are borne in those proportions.

(c) Before each occasion on which it intends to implement the provisions of this Section 12.03, the Designated Senior Priority Representative shall send notice to each Senior Priority Secured Party (other than the TLB Proceeds Loan Creditor and any Non-Equalising Hedge Counterparty) requesting that it notify the Designated Senior Priority Representative of its Exposure.

(d) If a Senior Priority Secured Party fails to make a payment due from it under this Section 12.03, the Designated Senior Priority Representative shall be entitled (but not obliged) to take action on behalf of the Senior Priority Secured Party to whom such payment was to be redistributed (subject to being indemnified to its satisfaction by such Senior Priority Secured Party in respect of costs) but shall have no liability or obligation towards such Senior Priority Secured Party as regards such default in payment and any loss suffered as a result of such default shall lie where it falls.

(e) For the purposes of this Section 12.03:

“Exposure” means:

(a) in relation to a Senior Priority Secured Party (other than a Secured Hedge Counterparty or the TLB Proceeds Loan Creditor), the aggregate amount of its participation (if any, and without double counting) in all utilizations of loan facilities outstanding or principal amounts outstanding under note instruments in each case outstanding under the Senior Priority Debt Documents (other than any TLB Proceeds Loan or Secured Hedge Agreement) at the Enforcement Date (assuming all contingent liabilities which have become actual liabilities since the Enforcement Date to have been actual liabilities at the Enforcement Date (but not including, for these purposes only, any interest that would have accrued from the Enforcement Date to the date of actual maturity in respect of those liabilities) and assuming any transfer of claims between Senior Priority Secured Parties (other than Secured Hedge Counterparties and the TLB Proceeds Loan Creditor) pursuant to any loss-sharing arrangement in the Senior Priority Debt Documents which has taken place since the Enforcement Date to have taken place at the Enforcement Date) together with the aggregate amount of all accrued interest, fees and commission owed to it in its capacity as a Senior Priority Secured Party under the Senior Priority Debt Documents and amounts owed to it by a Debtor in respect of any Cash Management Obligations but excluding: (i) any amount owed to it by a member of the Group in respect of any Cash Management Obligations to the extent (and in the amount) that cash cover has been provided by a member of the Group in respect of that amount and is available to that Senior Priority Secured Party pursuant to the relevant cash cover document; and (ii) any amount outstanding in respect of a letter of credit to the extent (and in the amount) that cash cover has been provided by a member of the Group in respect of that amount and is available to the party it has been provided for pursuant to the relevant cash cover document; and

(b) in relation to a Secured Hedge Counterparty:

(i) if that Secured Hedge Counterparty has terminated or closed out any hedging transaction under any Secured Hedging Agreement in accordance with the terms of this Agreement on or prior to the Enforcement Date, the amount, if any, payable to it under that Secured Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (taking into account any interest accrued on that amount) to the extent that amount is unpaid at the Enforcement Date (that amount to be certified by the relevant Secured Hedge Counterparty and as calculated in accordance with the relevant Secured Hedging Agreement); and

(ii) if that Secured Hedge Counterparty has not terminated or closed out any hedging transaction under any Secured Hedging Agreement on or prior to the Enforcement Date:

(A) if the relevant Secured Hedging Agreement is based on an ISDA Master Agreement the amount, if any, which would be payable to it under that Secured Hedging Agreement in respect of that hedging transaction if the Enforcement Date was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(B) if the relevant Secured Hedging Agreement is not based on an ISDA Master Agreement, the amount if any, which would be payable to it under that Secured Hedging Agreement in respect of that hedging transaction if the Enforcement Date was deemed to be the date on which an event similar in meaning and effect (under that Secured Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Secured Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Secured Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case, to be certified by the relevant Secured Hedge Counterparty and as calculated in accordance with the relevant Secured Hedging Agreement.

“Non-Equalising Hedge Obligations” means any Secured Hedge Obligations in respect of which Honeywell Technologies Sàrl is not the member of the Group which is the counterparty;

“Non-Equalising Hedge Counterparty” means any Secured Hedge Counterparty in respect of Non-Equalising Hedge Obligations;

SECTION 12.04. Payment Over.

Each Senior Priority Secured Party hereby agrees that if it shall obtain possession of any Senior Priority Shared Collateral or shall realize any proceeds or payment in respect of any such Senior Priority Collateral, pursuant to any Senior Priority Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of Senior Priority Obligations, then it shall hold such Senior Priority Shared Collateral, proceeds or payment in trust for the other Senior Priority Secured Parties and promptly transfer such Senior Priority Shared Collateral, proceeds or payment, as the case may be, to the Designated Senior Priority Representative, to be distributed in accordance with the provisions of Section 4.01 hereof.

SECTION 12.05. Automatic Release of Liens.

If, at any time the Designated Senior Priority Representative forecloses upon or otherwise exercises remedies against any Senior Priority Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Senior Priority Secured Parties upon such Senior Shared Priority Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Designated Senior Priority Representative on such Senior Priority Collateral are released and discharged; provided that any proceeds of any Senior Priority Shared Collateral realized therefrom shall be applied pursuant to Section 4.01. Each Senior Priority Representative agrees to execute and deliver (at the sole cost and expense of the Debtors) all such authorizations and other instruments as shall reasonably be requested by the Designated Senior Priority Representative to evidence and confirm any release of Senior Priority Shared Collateral provided for in this Section.

SECTION 12.06. Gratuitous Bailee for Perfection.

Each Senior Priority Representative agrees to hold any Senior Priority Shared Collateral that can be perfected by the possession or control, in its possession or control (or in the possession or control of its agents or bailees) as sub-agent and gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the benefit of each other Senior Priority Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Senior Priority Shared Collateral, if any, pursuant to the applicable Senior Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 12.06; provided that the Senior Priority Secured Parties agree to deliver all such Senior Priority Shared Collateral that can be perfected by the possession or control to the Designated Senior Priority Representative together with any necessary endorsements (or otherwise allow the Designated Senior Priority Representative to obtain control of such Senior Priority Shared Collateral). The Designated Senior Priority Representative agrees to hold any Senior Priority Shared Collateral that can be perfected by the possession or control, from time to time in its possession or control, as sub-agent and gratuitous bailee such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the benefit of each other Senior Priority Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Senior Priority Shared Collateral, if any, pursuant to the applicable Senior Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 12.06 The duties or responsibilities of each Senior Priority Representative under this Section 12.06 shall be limited solely to holding any Senior Priority Shared Collateral as gratuitous bailee for the benefit of each other Senior Priority Secured Party for purposes of perfecting the Lien held by such Senior Priority Secured Parties therein. Nothing in this Section 12.06 shall be construed to impose any fiduciary or other duty on any Designated Senior Priority Representative or any Senior Priority Representative to any to any other Senior Priority Secured Party or give any Senior Priority Secured Party the right to direct the Designated Senior Priority Representative, except that the Designated Senior Priority Representative shall be obligated to distribute proceeds of any Senior Priority Collateral in accordance with Sections 4.01 and 12.01.

SECTION 12.07. Impairments.

It is the intention of the Senior Priority Secured Parties of each Series that the holders of Senior Priority Obligations of such Series (and not the Senior Priority Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Senior Priority Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Senior Priority Obligations), (y) any of the Senior Priority Obligations of such Series do not have an enforceable security interest in any of the Senior Priority Collateral securing any other Series of Senior Priority Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Senior Priority Obligations) on a basis ranking prior to the security interest of such Series of Senior Priority Obligations but junior to the security interest of any other Series of Senior Priority Obligations or (ii) the existence of any Senior Priority Collateral for any other Series of Senior Priority Obligations that is not Senior Priority Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Senior Priority Obligations, an “Impairment” of such Series); provided, that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all Senior Priority Obligations shall not be deemed to be an Impairment of any Series of Senior Priority Obligations. In the event of any Impairment with respect to any Series of Senior Priority Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Senior Priority Obligations, and the rights of the holders of such Series of Senior Priority Obligations (including, without limitation, the right to receive distributions in respect of such Series of Senior Priority Obligations pursuant to Sections 4.01 and 12.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Senior Priority Obligations subject to such Impairment. Additionally, in the event the Senior Priority Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Senior Priority Obligations or the Senior Priority Collateral Documents governing such Senior Priority Obligations shall refer to such obligations or such documents as so modified.

SECTION 12.08. Certain Agreements with Respect to DIP Financing in any Insolvency or Liquidation Proceeding.

If Holdings, the Borrowers or any other Debtor shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of the use of cash collateral or of Holdings’, the Borrowers’, or any other Debtor’s obtaining DIP Financing to be provided by one or more lenders (the “DIP Lenders”), each Senior Priority Secured Party agrees that it will raise no objection and shall be deemed to have consented to any such financing or to the Liens on the Senior Priority Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Senior Priority Shared Collateral, unless the Designated Senior Priority Representative shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Senior Priority Shared Collateral for the benefit of the Series of Senior Priority Secured Parties for which the Designated Senior Priority Representative is serving as the Senior Priority Representative, each other Senior Priority Representative and Senior Priority Secured Party will subordinate its Liens with respect to such Senior Priority Shared Collateral on the same terms as the Liens of the Series of Senior Priority Secured Parties for which the Designated Senior Priority Representative is serving as the Senior Priority Representative (other than any Liens of any Senior Priority Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Senior Priority Shared Collateral granted to secure the Senior Priority Obligations of the Series of Senior Priority Secured Parties for which the Designated Senior Priority Representative is serving as the Senior Priority Representative, each other Senior Priority Representative and Senior Priority Secured Party will confirm the priorities with respect to such Senior Priority Shared Collateral as set forth herein), in each case so long as (A) the Senior Priority Secured Parties of each Series retain the benefit of their Liens on all such Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Senior Priority Secured Parties (other than any Liens of the Senior Priority Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (B) the Senior Priority Secured Parties of each Series are granted Liens on any additional collateral pledged to any Senior Priority Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the Senior Priority Secured Parties as set forth in this Agreement (other than any Liens of the Senior Priority Secured Parties constituting DIP Financing Liens), (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the Senior Priority Obligations, such amount is applied pursuant to Section 12.01 of this Agreement, and (D) if any Senior Priority Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 12.01 of this Agreement; provided that the Senior Priority Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Senior Priority Secured Parties of such Series or its Senior Priority Representative that shall not constitute Senior Priority Shared Collateral; and provided, further, that all Senior Priority Secured Parties receiving adequate protection shall not object to (or support any other party in objecting to) any other Senior Priority Secured Party receiving adequate protection comparable to any adequate protection granted to such Senior Priority Secured Parties in connection with a DIP Financing or use of cash collateral.

ARTICLE 13

AGREEMENT SOLELY AMONG THE SECOND PRIORITY SECURED PARTIES

Solely as among the Second Priority Secured Parties the following provisions shall govern:

SECTION 13.01. Priority of claims.

(a) Anything contained herein or in any of the Second Priority Debt Documents to the contrary notwithstanding (but subject to Section 13.06), if any Second Priority Secured Party is taking action to enforce rights in respect of any Second Priority Shared Collateral, or any distribution is made in respect of any Second Priority Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrower or any other Debtor or any Second Priority Secured Party receives any payment pursuant to this Agreement with respect to any Second Priority Shared Collateral or otherwise pursuant to Section 4.01, the proceeds of any sale, collection or other liquidation of any such Second Priority Shared Collateral by any Second Priority Secured Party or received by any Second Priority Secured Party pursuant to this Agreement with respect to such Second Priority Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the Second Priority Debt Obligations are entitled (together the “Second Priority Collateral Proceeds”), shall be applied first, to the payment in full in cash of all fees, expenses and other amounts owing to the Designated Second Priority Representative and each other Second Priority Representative (in each case in its capacity as such) pursuant to the terms of any Second Priority Debt Document, and second, subject to Section 13.06, to the payment in full in cash of the Second Priority Debt Obligations of each Series on a ratable basis, with such proceeds to be applied to the Second Priority Debt Obligations of a given Series in accordance with the terms of the applicable Second Priority Debt Documents. Notwithstanding the foregoing, with respect to any Second Priority Shared Collateral for which a third party (other than a Second Priority Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Second Priority Debt Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Second Priority Debt Obligations (such third party, a “Second Priority Intervening Creditor”), the value of any Second Priority Shared Collateral or Proceeds which are allocated to such Second Priority Intervening Creditor shall be deducted on a ratable basis solely from the Second Priority Collateral or proceeds to be distributed in respect of the Series of Second Priority Debt Obligations with respect to which such Impairment exists.

(b) Notwithstanding anything contained herein or in any of the Second Priority Debt Documents to the contrary (but subject to Section 13.06), if any Second Priority Party receives any proceeds or distributions pursuant to Section 4.01 which do not constitute Second Priority Collateral Proceeds, any such proceeds and distributions to which the Second Priority Debt Obligations are entitled, shall be applied first, to the payment in full in cash of all fees, expenses and other amounts owing to each Second Priority Representative (in its capacity as such) pursuant to the terms of any Second Priority Debt

Document, and second, subject to Section 13.06, to the payment in full in cash of the Second Priority Debt Obligations of each Series on a ratable basis, with such proceeds to be applied to the Second Priority Debt Obligations of a given Series in accordance with the terms of the applicable Second Priority Debt Documents.

(c) It is acknowledged that the Second Priority Debt Obligations of any Series may, subject to the limitations set forth in the then extant Second Priority Debt Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 13.01(a) or the provisions of this Agreement defining the relative rights of the Second Priority Secured Parties of any Series.

SECTION 13.02. Equal Priority of Liens and Prohibition on Contesting Liens.

(a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Second Priority Debt Obligations granted on the Second Priority Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Second Priority Debt Documents or any defect or deficiencies in the Liens securing the Second Priority Debt Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 13.06), each Second Priority Secured Party hereby agrees that the Liens securing each Series of Second Priority Debt Obligations on any Second Priority Shared Collateral shall be of equal priority.

(b) Each of the Second Priority Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Second Priority Secured Parties in all or any part of the Second Priority Shared Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Second Priority Secured Party to enforce this Agreement.

SECTION 13.03. Payment Over.

Each Second Priority Secured Party hereby agrees that if it shall obtain possession of any Second Priority Shared Collateral or shall realize any proceeds or payment in respect of any such Second Priority Shared Collateral, pursuant to any Second Priority Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of Second Priority Debt Obligations, then it shall hold such Second Priority Shared Collateral, proceeds or payment in trust for the other Second Priority Secured Parties and promptly transfer such Second Priority Shared Collateral, proceeds or payment, as the case may be, to the Designated Second Priority Representative, to be distributed in accordance with the provisions of Section 4.01 hereof.

SECTION 13.04. Automatic Release of Liens.

If, at any time the Designated Second Priority Representative forecloses upon or otherwise exercises remedies against any Second Priority Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Second Priority Secured Parties upon such Second Priority Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Designated Second Priority Representative on such Second Priority Shared Collateral are released and discharged; provided that any proceeds of any Second Priority Shared Collateral realized therefrom shall be applied pursuant to Section 4.01. Each Second Priority Representative agrees to execute and deliver (at the sole cost and expense of the Debtors) all such authorizations and other instruments as shall reasonably be requested by the Designated Second Priority Representative to evidence and confirm any release of Second Priority Shared Collateral provided for in this Section.

SECTION 13.05. Gratuitous Bailee for Perfection.

Each Second Priority Representative agrees to hold any Second Priority Collateral that can be perfected by the possession or control, in its possession or control (or in the possession or control of its agents or bailees) as sub-agent and gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the benefit of each other Second Priority Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Second Priority Shared Collateral, if any, pursuant to the applicable Second Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 13.05; provided that the Second Priority Secured Parties agree to deliver all such Second Priority Shared Collateral that can be perfected by the possession or control to the Designated Second Priority Representative together with any necessary endorsements (or otherwise allow the Designated Second Priority Representative to obtain control of such Second Priority Shared Collateral). The Designated Second Priority Representative agrees to hold any Second Priority Shared Collateral that can be perfected by the possession or control, from time to time in its possession or control, as sub-agent and gratuitous bailee such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable for the benefit of each other Second Priority Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Second Priority Shared Collateral, if any, pursuant to the applicable Second Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 13.05 The duties or responsibilities of each Second Priority Representative under this Section 13.05 shall be limited solely to holding any Second Priority Shared Collateral as gratuitous bailee for the benefit of each other Second Priority Secured Party for purposes of perfecting the Lien held by such Second Priority Secured Parties therein. Nothing in this Section 13.05 shall be construed to impose any fiduciary or other duty on any Designated Second Priority Representative or any Second Priority Representative to any to any other Second Priority Secured Party or give any Second Priority Secured Party the right to direct the Designated Second Priority Representative, except that the Designated Second Priority Representative shall be obligated to distribute proceeds of any Second Priority Shared Collateral in accordance with Sections 4.01 and 13.01.

SECTION 13.06. Impairments.

It is the intention of the Second Priority Secured Parties of each Series that the holders of Second Priority Debt Obligations of such Series (and not the Second Priority Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Second Priority Debt Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Second Priority Debt Obligations), (y) any of the Second Priority Debt Obligations of such Series do not have an enforceable security interest in any of the Second Priority Shared Collateral securing any other Series of Second Priority Debt Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Second Priority Debt Obligations) on a basis ranking prior to the security interest of such Series of Second Priority Debt Obligations but junior to the security interest of any other Series of Second Priority Debt Obligations or (ii) the existence of any Second Priority Collateral for any other Series of Second Priority Debt Obligations that is not Second Priority Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Second Priority Debt Obligations, an “Impairment” of such Series); provided, that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all Second Priority Debt Obligations shall not be deemed to be an Impairment of any Series of Second Priority Debt Obligations. In the event of any Impairment with respect to any Series of Second Priority Debt Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Second Priority Debt Obligations, and the rights of the holders of such Series of Second Priority Debt Obligations (including, without limitation, the right to receive distributions in respect of such Series of Second Priority Debt Obligations pursuant to Sections 4.01 and 13.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Second Priority Debt Obligations subject to such Impairment. Additionally, in the event the Second Priority Debt Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Second Priority Debt Obligations or the Second Priority Collateral Documents governing such Second Priority Debt Obligations shall refer to such obligations or such documents as so modified.

SECTION 13.07. Certain Agreements with Respect to DIP Financing in any Insolvency or Liquidation Proceeding.

After the Discharge of Senior Priority Obligations has occurred, if Holdings, the Borrowers or any other Debtor shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of the use of cash collateral or of Holdings’, the Borrowers’, or any other Debtor’s obtaining DIP Financing to be provided the DIP Lenders, each Second Priority Secured Party agrees that it will raise no objection and shall be deemed to have consented to any such financing or to the DIP Financing Liens on the Second Priority Shared Collateral securing the same or to any use of cash collateral that constitutes Second Priority Shared Collateral, unless the Designated Second Priority Representative shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Second Priority Shared Collateral for the benefit of the Series of Second Priority Secured Parties for which the Designated Second Priority Representative is serving as the Second Priority Representative, each other Second Priority Representative and Second Priority Secured Party will subordinate its Liens with respect to such Second Priority Shared Collateral on the same terms as the Liens of the Series of Second Priority Secured Parties for which the Designated Second Priority Representative is serving as the Second Priority Representative (other than any Liens of any Second Priority Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Second Priority Shared Collateral granted to secure the Second Priority Debt Obligations of the Series of Second Priority Secured Parties for which the Designated Second Priority Representative is serving as the Second Priority Representative, each other Second Priority Representative and Second Priority Secured Party will confirm the priorities with respect to such Second Priority Shared Collateral as set forth herein), in each case so long as (A) the Second Priority Secured Parties of each Series retain the benefit of their Liens on all such Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Second Priority Secured Parties (other than any Liens of the Second Priority Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (B) the Second Priority Secured Parties of each Series are granted Liens on any additional collateral pledged to any Second Priority Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the Second Priority Secured Parties as set forth in this Agreement (other than any Liens of the Second Priority Secured Parties constituting DIP Financing Liens), (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the Second Priority Debt Obligations, such amount is applied pursuant to Section 13.01 of this Agreement, and (D) if any Second Priority Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 13.01 of this Agreement; provided that the Second Priority Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Second Priority Secured Parties of such Series or its Second Priority Representative that shall not constitute Second Priority Shared Collateral; and provided, further, that all Second Priority Secured Parties receiving adequate protection shall not object to (or support any other party in objecting to) any other Second Priority Secured Party receiving adequate protection comparable to any adequate protection granted to such Second Priority Secured Parties in connection with a DIP Financing or use of cash collateral.

ARTICLE 14

AGREEMENT SOLELY AMONG THE SENIOR SUBORDINATED PRIORITY PARTIES

Solely as among the Senior Subordinated Priority Parties, the following provisions shall govern:

SECTION 14.01. Priority of claims.

(a) Anything contained herein or in any of the Senior Subordinated Priority Debt Documents to the contrary notwithstanding (but subject to Section 14.06), if any Senior Subordinated Secured Party is taking action to enforce rights in respect of any Senior Subordinated Priority Shared Collateral, or any distribution is made in respect of any Senior Subordinated Priority Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrower or any other Debtor, or any Senior Subordinated Secured Party receives any payment pursuant to this Agreement with respect to any Senior Subordinated Priority Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Senior Subordinated Priority Shared Collateral by any Senior Subordinated Secured Party or received by any Senior Subordinated Secured Party pursuant to this Agreement with respect to such Senior Subordinated Priority Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the Senior Subordinated Priority Debt Obligations are entitled (together the “Senior Subordinated Collateral Proceeds”, shall be applied first, to the payment in full in cash of all fees, expenses and other amounts owing to the Designated Senior Subordinated Priority Representative and each other Senior Subordinated Party Representative (in each case in its capacity as such) pursuant to the terms of any Senior Subordinated Priority Debt Document, and second, subject to Section 14.06, to the payment in full in cash of the Senior Subordinated Priority Debt Obligations of each Series on a ratable basis to the extent that Series consists of Senior Subordinated Parties, with such proceeds to be applied to the Senior Subordinated Priority Debt Obligations of a given Series in accordance with the terms of the applicable Senior Subordinated Priority Debt Documents. Notwithstanding the foregoing, with respect to any Senior Subordinated Priority Shared Collateral for which a third party (other than a Senior Subordinated Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Senior Subordinated Priority Debt Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Senior Subordinated Priority Debt Obligations (such third party, a “Senior Subordinated Priority Intervening Creditor”), the value of any Senior Subordinated Priority Shared Collateral or Proceeds which are allocated to such Senior Subordinated Priority Intervening Creditor shall be deducted on a ratable basis solely from the Senior Subordinated Priority Collateral or proceeds to be distributed in respect of the Series of Senior Subordinated Priority Debt Obligations with respect to which such Impairment exists.

(b) Notwithstanding anything contained herein or in any of the Senior Subordinated Priority Debt Documents to the contrary (but subject to Section 14.06), if any Senior Subordinated Priority Party receives any proceeds or distributions pursuant to Section 4.01 which do not constitute Senior Subordinated Collateral Proceeds, any such proceeds and distributions to which the Senior Subordinated Priority Debt Obligations are entitled, shall be applied first, to the payment in full in cash of all fees, expenses and other amounts owing to each Senior Subordinated Priority Representative (in its capacity as such) pursuant to the terms of any Senior Subordinated Priority Debt Document, and second, subject to Section 14.06, to the payment in full in cash of the Senior Subordinated Priority Debt Obligations of each Series on a ratable basis, with such proceeds to be applied to the Senior Subordinated Priority Debt Obligations of a given Series in accordance with the terms of the applicable Senior Subordinated Priority Debt Documents.

(c) It is acknowledged that the Senior Subordinated Priority Debt Obligations of any Series may, subject to the limitations set forth in the then extant Senior Subordinated Priority Debt Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 14.01(a) or the provisions of this Agreement defining the relative rights of the Senior Subordinated Priority Parties of any Series.

SECTION 14.02. Equal Priority of Liens and Prohibition on Contesting Liens.

(a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Senior Subordinated Priority Debt Obligations granted on the Senior Subordinated Priority Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Senior Subordinated Priority Debt Documents or any defect or deficiencies in any Liens securing the Senior Subordinated Priority Debt Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 14.06), each Senior Subordinated Priority Party hereby agrees that any Liens securing each Series of Senior Subordinated Priority Debt Obligations on any Senior Subordinated Priority Shared Collateral shall be of equal priority.

(b) Each of the Senior Subordinated Priority Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Senior Subordinated Priority Parties in all or any part of the Senior Subordinated Priority Shared Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Senior Subordinated Priority Party to enforce this Agreement.

SECTION 14.03. Payment Over.

Each Senior Subordinated Priority Party hereby agrees that if it shall obtain possession of any Senior Subordinated Priority Shared Collateral or shall realize any proceeds or payment in respect of any such Senior Subordinated Priority Shared Collateral, pursuant to any Senior Subordinated Priority Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of Senior Subordinated Priority Debt Obligations, then it shall hold such Senior Subordinated Priority Shared Collateral, proceeds or payment in trust for the other Senior Subordinated Priority Parties and promptly transfer such Senior Subordinated Priority Shared Collateral, proceeds or payment, as the case may be, to the Designated Senior Subordinated Priority Representative, to be distributed in accordance with the provisions of Section 4.01 hereof.

SECTION 14.04. Automatic Release of Liens.

If, at any time the Designated Senior Subordinated Priority Representative forecloses upon or otherwise exercises remedies against any Senior Subordinated Priority Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) any Liens in favor of the other Senior Subordinated Priority Parties upon such Senior Subordinated Priority Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Designated Senior Subordinated Priority Representative on such Senior Subordinated Priority Shared Collateral are released and discharged; provided that any proceeds of any Senior Subordinated Priority Shared Collateral realized therefrom shall be applied pursuant to Section 4.01. Each Senior Subordinated Priority Representative agrees to execute and deliver (at the sole cost and expense of the Debtors) all such authorizations and other instruments as shall reasonably be requested by the Designated Senior Subordinated Priority Representative to evidence and confirm any release of Senior Subordinated Priority Shared Collateral provided for in this Section.

SECTION 14.05. Gratuitous Bailee for Perfection.

Each Senior Subordinated Priority Representative agrees to hold any Senior Subordinated Priority Collateral that can be perfected by the possession or control, in its possession or control (or in the possession or control of its agents or bailees) as sub-agent and gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the benefit of each other Senior Subordinated Priority Party and any assignee solely for the purpose of perfecting the security interest granted in such Senior Subordinated Priority Shared Collateral, if any, pursuant to the applicable Senior Subordinated Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 14.05; provided that the Senior Subordinated Priority Parties agree to deliver all such Senior Subordinated Priority Shared Collateral that can be perfected by the possession or control to the Designated Senior Subordinated Priority Representative together with any necessary endorsements (or otherwise allow the Designated Senior Subordinated Priority Representative to obtain control of such Senior Subordinated Priority Shared Collateral). The Designated Senior Subordinated Priority Representative agrees to hold any Senior Subordinated Priority Shared Collateral that can be perfected by the possession or control, from time to time in its possession or control, as sub-agent and gratuitous bailee such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable for the benefit of each other Senior Subordinated Priority Party and any assignee, solely for the purpose of perfecting the security interest granted in such Senior Subordinated Priority Shared Collateral, if any, pursuant to the applicable Senior Subordinated Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 14.05. The duties or responsibilities of each Senior Subordinated Priority Representative under this Section 14.05 shall be limited solely to holding any Senior Subordinated Priority Shared Collateral as gratuitous bailee for the benefit of each other Senior Subordinated Priority Party for purposes of perfecting the Lien held by such Senior Subordinated Priority Parties therein. Nothing in this Section 14.05 shall be construed to impose any fiduciary or other duty on any Designated Senior Subordinated Priority Representative or any Senior Subordinated Priority Representative to any to any other Senior Subordinated Priority Party or give any Senior Subordinated Priority Party the right to direct the Designated Senior Subordinated Priority Representative, except that the Designated Senior Subordinated Priority Representative shall be obligated to distribute proceeds of any Senior Subordinated Priority Shared Collateral in accordance with Sections 4.01 and 14.01.

SECTION 14.06. Impairments.

It is the intention of the Senior Subordinated Priority Parties of each Series that the holders of Senior Subordinated Priority Debt Obligations of such Series (and not the Senior Subordinated Priority Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Senior Subordinated Priority Debt Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Senior Subordinated Priority Debt Obligations), (y) any of the Senior Subordinated Priority Debt Obligations of such Series do not have an enforceable security interest in any of the Senior Subordinated Priority Shared Collateral securing any other Series of Senior Subordinated Priority Debt Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Senior Subordinated Priority Debt Obligations) on a basis ranking prior to the security interest of such Series of Senior Subordinated Priority Debt Obligations but junior to the security interest of any other Series of Senior Subordinated Priority Debt Obligations or (ii) the existence of any Senior Subordinated Priority Collateral for any other Series of Senior Subordinated Priority Debt Obligations that is not Senior Subordinated Priority Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Senior Subordinated Priority Debt Obligations, an “Impairment” of such Series); provided, that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all Senior Subordinated Priority Debt Obligations shall not be deemed to be an Impairment of any Series of Senior Subordinated Priority Debt Obligations. In the event of any Impairment with respect to any Series of Senior Subordinated Priority Debt Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Senior Subordinated Priority Debt Obligations, and the rights of the holders of such Series of Senior Subordinated Priority Debt Obligations (including, without limitation, the right to receive distributions in respect of such Series of Senior Subordinated Priority Debt Obligations pursuant to Sections 4.01 and 14.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Senior Subordinated Priority Debt Obligations subject to such Impairment. Additionally, in the event the Senior Subordinated Priority Debt Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Senior Subordinated Priority Debt Obligations or the Senior Subordinated Priority Collateral Documents governing such Senior Subordinated Priority Debt Obligations shall refer to such obligations or such documents as so modified.

SECTION 14.07. Certain Agreements with Respect to DIP Financing in any Insolvency or Liquidation Proceeding.

After the Discharge of Senior Priority Obligations and the Discharge of Second Priority Debt Obligations has occurred, if Holdings, the Borrowers or any other Debtor shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of the use of cash collateral or of Holdings’, the Borrowers’, or any other Debtor’s obtaining DIP Financing to be provided the DIP Lenders, each Senior Subordinated Priority Party agrees that it will raise no objection and shall be deemed to have consented to any such financing or to the DIP Financing Liens on the Senior Subordinated Priority Shared Collateral securing the same or to any use of cash collateral that constitutes Senior Subordinated Priority Shared Collateral, unless the Designated Senior Subordinated Priority Representative shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Senior Subordinated Priority Shared Collateral for the benefit of the Series of Senior Subordinated Priority Parties for which the Designated Senior Subordinated Priority Representative is serving as the Senior Subordinated Priority Representative, each other Senior Subordinated Priority Representative and Senior Subordinated Priority Party will subordinate its Liens with respect to such Senior Subordinated

Priority Shared Collateral on the same terms as the Liens of the Series of Senior Subordinated Priority Parties for which the Designated Senior Subordinated Priority Representative is serving as the Senior Subordinated Priority Representative (other than any Liens of any Senior Subordinated Priority Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Senior Subordinated Priority Shared Collateral granted to secure the Senior Subordinated Priority Debt Obligations of the Series of Senior Subordinated Priority Parties for which the Designated Senior Subordinated Priority Representative is serving as the Senior Subordinated Priority Representative, each other Senior Subordinated Priority Representative and Senior Subordinated Priority Party will confirm the priorities with respect to such Senior Subordinated Priority Shared Collateral as set forth herein), in each case so long as (A) the Senior Subordinated Priority Parties of each Series retain the benefit of their Liens on all such Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Senior Subordinated Priority Parties (other than any Liens of the Senior Subordinated Priority Parties constituting DIP Financing Liens) as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (B) the Senior Subordinated Priority Parties of each Series are granted Liens on any additional collateral pledged to any Senior Subordinated Priority Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the Senior Subordinated Priority Parties as set forth in this Agreement (other than any Liens of the Senior Subordinated Priority Parties constituting DIP Financing Liens), (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the Senior Subordinated Priority Debt Obligations, such amount is applied pursuant to Section 14.01 of this Agreement, and (D) if any Senior Subordinated Priority Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 14.01 of this Agreement; provided that the Senior Subordinated Priority Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Senior Subordinated Priority Parties of such Series or its Senior Subordinated Priority Representative that shall not constitute Senior Subordinated Priority Shared Collateral; and provided, further, that all Senior Subordinated Priority Parties receiving adequate protection shall not object to (or support any other party in objecting to) any other Senior Subordinated Priority Party receiving adequate protection comparable to any adequate protection granted to such Senior Subordinated Priority Parties in connection with a DIP Financing or use of cash collateral.

ARTICLE 15

MISCELLANEOUS

SECTION 15.01. Conflicts.

In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Priority Debt Document, any Non-Senior Priority Debt Document, and Intra-Group Document or any Honeywell Indemnity Document, the provisions of this Agreement shall govern.

SECTION 15.02. Continuing Nature of This Agreement; Severability.

Subject to Section 6.04, this Agreement shall continue to be effective until (x) the Discharge of Senior Priority Obligations, (y) the Discharge of Second Priority Debt Obligations and (z) the Discharge of Senior Subordinated Priority Debt Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Priority Secured Parties may continue, at any time and without notice to any Non-Senior Priority Party, to extend credit and other financial accommodations and lend monies to or for the benefit of Holdings, a Borrower or any Subsidiary constituting Senior Priority Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 15.03. Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) This Agreement may be amended in writing signed by: (i) each Representative; (ii) to the extent any amendment materially and adversely affects the interests of a Secured Hedge Counterparty or a Cash Management Provider solely in its capacity as such, such party; and (iii) in respect of any amendment to Section 4.01, Section 5.01 or this Section 15.03 which materially and adversely affects the interests of the Honeywell Indemnitee, the Honeywell Indemnitee with written notice to Holdings; provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrowers’ consent or which increases the obligations or reduces the rights of Holdings, the Borrowers or any Debtor, shall require the consent of the Borrowers. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Creditors and their respective successors and assigns.

(c) Notwithstanding the foregoing, without the consent of any Creditor, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 15.09 of this Agreement and, upon such execution and delivery, such Representative and the Creditors and Liabilities of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 15.04. Information Concerning Financial Condition of Holdings, the Borrowers and the Subsidiaries.

The Senior Priority Representatives, the Senior Priority Secured Parties and the Non-Senior Priority Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Borrowers and the Subsidiaries and all endorsers or guarantors of the Senior Priority Obligations or the Non-Senior Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Priority Obligations or the Non-Senior Priority Obligations. The Senior Priority Representatives, the Senior Priority Secured Parties and the Non-Senior Priority Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Priority Representative, any Senior Priority Secured Party or any Non-Senior Priority Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Priority Representatives, the Senior Priority Secured Parties and the Non-Senior Priority Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 15.05. Subrogation.

(a) Each Non-Senior Priority Party hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until Discharge of Senior Priority Obligations has occurred.

(b) Without prejudice to paragraph (a) above, each Senior Subordinated Priority Party, agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until Discharge of Second Priority Debt Obligations has occurred.

SECTION 15.06. Application of Payments.

Except as otherwise provided herein, all payments received by the Senior Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Priority Obligations as the Senior Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Priority Debt Documents. Except as otherwise provided herein, each Non-Senior Priority Representative assents to any such extension or postponement of the time of payment of the Senior Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 15.07. Change of Grantors and Debtors.

Holdings and the Borrowers agree that, if any Subsidiary shall become a Grantor after the date hereof, unless otherwise agreed by the Applicable Designated Representative (acting reasonably) they will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I (with such amendments as may be required to ensure that becoming party hereto would not cause such Grantor to breach any applicable law or present a material risk of liability for Holdings or any of its Restricted Subsidiaries and/or its officers or directors, or give rise to a material risk of breach of fiduciary or statutory duties). Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Designated Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Holdings and the Borrowers agree that, if any Subsidiary shall (a) incur any Liabilities or (b) give any Lien, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, unless otherwise agreed by the Applicable Designated Representative (acting reasonably) they will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I (with such amendments as may be required to ensure that becoming party hereto would not cause such Debtor to breach any applicable law or present a material risk of liability for Holdings or any of its Restricted Subsidiaries and/or its officers or directors, or give rise to a material risk of breach of fiduciary or statutory duties). Upon such execution and delivery, such Subsidiary will become a Debtor hereunder with the same force and effect as if originally named as a Debtor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Designated Representative. The rights and obligations of each Debtor hereunder shall remain in full force and effect notwithstanding the addition of any new Debtor as a party to this Agreement.

Notwithstanding the foregoing, any Subsidiary or parent entity of Holdings may execute and deliver this Agreement on the Closing Date or may execute and deliver a supplement to this Agreement in the form of Annex I hereto prior to such Subsidiary or parent entity’s requirement under any Debt Document to become a party hereto, provided that such Subsidiary and/or parent entity shall not have the benefit of the rights or be subject to the obligations under this Agreement until such time as the conditions requiring such Subsidiary or parent entity are required to become party hereto whether by entry into one or more Debt Documents, Collateral Documents or otherwise have been met; provided, further, that upon the satisfaction of such condition, Holdings shall give notice to each then extant Representative written notice of such satisfaction.

Holdings may request that a Debtor ceases to be a Debtor by delivering to each Representative a Debtor Resignation Request. The Representatives shall accept a Debtor Resignation Request and notify Holdings and each other Party of its acceptance if: (a) Holdings has confirmed that no event of default under any Debt Facility is continuing or would result from the effectiveness of the Debtor Resignation Request; (b) to the extent that the Discharge of Senior Priority Obligations has not occurred, (i) the Senior Priority Representative(s) notifies the Designated Senior Priority Representative that that Debtor is not, or has ceased to be, a “Borrower” (under and as defined in the Senior Secured Credit Agreement or any equivalent under any other Senior Priority Debt Documents) or a “Guarantor” (under and as defined in the Senior Secured Credit Agreement or any equivalent under any other Senior Priority Debt Documents) and (ii) each Secured Hedge Counterparty notifies the Designated Senior Priority Representative that that Debtor is under no actual or contingent obligations to that Secured Hedge Counterparty in respect of the Secured Hedge Obligations; (c) to the extent that the Discharge of Second Priority Debt Obligations has not occurred, the Second Priority Representative(s) notifies the Designated Second Priority Representative that the Debtor is not, or has ceased to be, a borrower (under any Second Priority Debt Documents) or a guarantor (under any Second Priority Debt Documents); (d) to the extent that the Discharge of Senior Subordinated Priority Debt Obligations has not occurred, the Senior Subordinated Priority Representative(s) notifies the Designated Senior Subordinated Priority Representative that the Debtor is not, or has ceased to be, an “Issuer” (under and as defined in the Senior Subordinated Notes Indenture or any equivalent under any other Senior Subordinated Priority Debt Documents) or a “Guarantor” (under and as defined in the Senior Subordinated Notes Indenture or any equivalent under any other Senior Subordinated Priority Debt Documents); and (e) Holdings confirms that that Debtor is under no actual or contingent obligations in respect of the Intra-Group Indebtedness. Each Representative required to give a notification pursuant to the foregoing sentence shall, promptly following receipt of a Debtor Resignation Request (and provided the relevant conditions above have been met), give such notification to the Applicable Designated Representatives and each Applicable Designated Representative shall, following receipt of notification from the relevant Representatives, promptly give notification to Holdings of the acceptance of the resignation of such Debtor. Upon notification by each Applicable Designated Representative to Holdings of its acceptance of the resignation of a Debtor, that member of the Group shall cease to be a Debtor and shall have no further rights or obligations under this Agreement as a Debtor.

SECTION 15.08. Dealings with Debtors.

Upon any application or demand by Holdings, the Borrowers or any other Debtor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), Holdings, the Borrowers or such other Debtor, as appropriate, shall furnish to such Representative a certificate of an authorized officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 15.09. Additional Debt Facilities

(a) To the extent, but only to the extent, permitted by the provisions of the then extant Senior Priority Debt Documents and any Non-Senior Priority Debt Documents, the Borrowers, Holdings or any other Debtor may incur or issue and sell (and the Guarantors may guarantee) one or more series or classes of Second Priority Debt, one or more series or classes of Additional Senior Priority Debt and one or more series or classes of Additional Senior Subordinated Priority Debt. Any such additional class or series of Second Priority Debt (the “Second Priority Class Debt”) may be secured by a Lien on Collateral (a) on a junior basis to the liens securing Senior Priority Obligations and (b) a senior basis to the liens (if any) securing any Senior Subordinated Priority Debt Obligations, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if, to the extent required under the provisions of any then extant Senior Priority Debt Documents or Non-Senior Priority Debt Documents, the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 15.09(b). Any such additional class or series of Additional Senior Priority Debt (the “Senior Priority Class Debt”) may be secured by a senior Lien on Collateral, in each case under and pursuant to the Senior Priority Collateral Documents, if, to the extent required under the provisions of any then extant Senior Priority Debt Documents or Non-Senior Priority Debt Documents, the Representative of any such Senior Priority Class Debt (each, a “Senior Priority Class Debt Representative”), acting on behalf of the holders of such Senior Priority Class Debt (such Representative and holders in respect of any such Senior Priority Class Debt being referred to as the “Senior Priority Class Debt Parties”) becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 15.09(b). Any such additional class or series of Additional Senior Subordinated Priority Debt (the “Senior Subordinated Priority Class Debt”; and the Senior Priority Class Debt, the Second Priority Class Debt and the Senior Subordinated Priority Class Debt, collectively, the “Class Debt”) may (A) be secured by a Lien on Collateral on a junior basis to the Liens securing any Senior Priority Obligations and any Second Priority Debt Obligations under and pursuant to the Senior Subordinated Priority Collateral Documents, or (B) may be unsecured, in each case, if, to the extent required under the provisions of any then extant Senior Priority Debt Documents or Non-Senior Priority Debt Documents, the Representative of any such Senior Subordinated Priority Class Debt (each, a “Senior Subordinated Priority Class Debt Representative”; and the Senior Priority Class Debt Representatives, the Second Priority Class Debt Representatives and the Senior Subordinated Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Subordinated Priority Class Debt (such Representative and holders in respect of any such Senior Subordinated Priority Class Debt being referred to as the “Senior Subordinated Priority Class Debt Parties”; and the Senior Priority Class Debt Parties, the Second Priority Class Debt Parties, and the Senior Subordinated Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 15.09(b). In order for a Class Debt Representative to become a party to this Agreement:

(i) such Class Debt Representative shall have executed and delivered to the Designated Senior Priority Representative and the Designated Second Priority Representative (if any) and the Designated Senior Subordinated Priority Representative a Joinder Agreement substantially in the form of Annex II (if such Representative is a Second Priority Class Debt Representative) or Annex III (if such Representative is a Senior Priority Class Debt Representative) or Annex IV (if such Representative is a Senior Subordinated Priority Class Debt Representative) (with such changes as may be reasonably approved by the Applicable Designated Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;

(ii) the Borrowers shall have delivered, in each case, if any, to the Designated Senior Priority Representative, the Designated Second Priority Representative and the Designated Senior Subordinated Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 15.09 are satisfied with respect to such Class Debt and, if requested, true and complete copies of each of the Non-Senior Priority Debt Documents or Senior Priority Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by an Authorized Officer of the Borrowers and identifying the obligations to be designated as Additional Senior Priority Debt, Second Priority Debt or Additional Senior Subordinated Priority Debt, as applicable, and certifying that such obligations (I) are permitted to be incurred and secured, in the case of Additional Senior Priority Debt, on a basis senior in priority to the Non-Senior Priority Obligations and equal priority (but without regard to control of remedies) with the Senior Priority Obligations under each of the Senior Priority Debt Documents and the Non-Senior Priority Debt Documents, (II) are permitted to be incurred and secured, in the case of Second Priority Debt, on a basis junior in priority to the Senior Priority Obligations, senior in priority to the Senior Subordinated Priority Debt Obligations and equal priority (but without regard to control of remedies) with Second Priority Debt Obligations under each of the Non-Senior Priority Debt Documents and the Senior Priority Debt Documents and (III) are permitted to be incurred and (if applicable) secured, in the case of Additional Senior Subordinated Priority Debt, on a basis junior in priority to the Senior Priority Obligations and the Second Priority Debt Obligations and equal priority (but without regard to control of remedies) with Senior Subordinated Priority Debt Obligations under each of the Non-Senior Priority Debt Documents and the Senior Priority Debt Documents ; and

(iii) the Non-Senior Priority Debt Documents or Senior Priority Debt Documents, as applicable, relating to such Class Debt shall provide, or shall be amended on terms and conditions reasonably approved by the Applicable Designated Representative and such Class Debt Representative, that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

(b) With respect to any Class Debt that is issued or incurred after the Closing Date, the Borrowers, each of the other Debtors and each Representative agrees to take such actions (if any) as may from time to time reasonably be required, and enter into such technical amendments, modifications and/or supplements to this Agreement, the then existing Guarantees and Collateral Documents (or execute and deliver such additional Collateral Documents) as may from time to time be reasonably required, in each case, to ensure that the Class Debt is secured by, and entitled to the benefits of, the relevant Collateral Documents relating to such Class Debt, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Designated Senior Priority Representative and the Designated Second Priority Representative and the Designated Senior Subordinated Priority Representative, as the case may be, to enter into, any such technical amendments, modifications and/or supplements (and additional Collateral Documents).

SECTION 15.10. Consent to Jurisdiction; Waivers.

Each Representative, on behalf of itself and the Secured Parties or other Creditors of the Debt Facility or other Debt Document(s) for which it is acting, each of the Debtors and each Intra-Group Lenders irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the County of New York, the courts of the United States of America for the Southern District of New York in the County of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 15.11;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party or the HY Proceeds Loan Creditor) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 15.10 any special, exemplary, punitive or consequential damages.

SECTION 15.11. Notices.

All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i) if to Holdings, a Borrower or any Debtor, to the Swiss Borrower, at its address at: c/o Honeywell Technologies Sàrl, Z.A. La Pièce 16, 1180 Rolle, Switzerland, Attention: Cyril Grandjean (Cyril.Grandjean@Honeywell.com), Brendan O’Connor (Brendan.OConnor@honeywell.com).

(ii) if to the Senior Secured Administrative Agent, to it at: JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Staton Christiana Rd, NCC 5, 1st Floor, Newark, DE    19713-2107, Attention: Ali.Zigami@chase.com; copy: Lauren.Mayer@jpmorgan.com; Fax Number: 302-634-4733 No.: , Email: European.loan.operations@jpmorgan.com, with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 24, New York, New York 10179, Attention: Allison Sellers (allison.sellers@jpmorgan.com).

(iii) if to the Senior Secured Collateral Agent, to it at: JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Staton Christiana Rd, NCC 5, 1st Floor, Newark, DE    19713-2107, Attention: Ali.Zigami@chase.com; copy: Lauren.Mayer@jpmorgan.com; Fax Number: 302-634-4733 No.: , Email: European.loan.operations@jpmorgan.com, with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 24, New York, New York 10179, Attention: Allison Sellers (allison.sellers@jpmorgan.com).

(iv) if to the Senior Subordinated Notes Trustee, to it at: Winchester House, 1 Great Winchester Street, London EC2N 2DB, United Kingdom, attention: Trust & Securities Services, Global Debt Services and facsimile: +44 207 547 6149, e-mail: tss-gds.eur@db.com

(v) Honeywell, to it at: Honeywell International Inc., 115 Tabor Road, Morris Plains, NJ 07950 (Attention: Senior Vice President and General Counsel) with a copy of any such notice to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Attention: Craig B. Brod

                 Kimberly R. Spoerri

Fax:          (212) 225-3999

Email:        cbrod@cgsh.com

                  kspoerri@cgsh.com

and:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Scott A. Barshay

                  Steven J. Williams

Fax:              212-492-0040

Email:          sbarshay@paulweiss.com

                     swilliams@paulweiss.com

and

McDermott, Will & Emery LLP

340 Madison Avenue

New York, NY 10173

Attention: Peter J. Sacripanti

Fax:           212-547-5444

Email:      psacripanti@mwe.com

(vi) if to any Intra-Group Lender, to it as specified in the Intra-Group Lender Joinder Agreement delivered by it pursuant to Section 15.26; and

(vii) and if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 15.09.

Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 15.11 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 15.11. As agreed to among Holdings, the Borrowers, the Senior Secured Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the email address of a representative of the applicable Person provided from time to time by such Person.

For reasons of technical practicality, electronic communication may be sent in unencrypted form even if the content may be subject to confidentiality and banking secrecy.

SECTION 15.12. Further Assurances.

Each Senior Priority Representative, on behalf of itself and each Senior Priority Secured Party under the Senior Priority Debt Facility for which it is acting, each Non-Senior Priority Representative, the Honeywell Indemnitee, and each Intra-Group Lender agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 15.13. Governing Law; Waiver of Jury Trial.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 15.14. Binding on Successors and Assigns.

This Agreement shall be binding upon the Senior Priority Representatives, the Senior Priority Secured Parties, the Non-Senior Priority Parties, Holdings, the Borrowers, the other Debtors party hereto and their respective successors and assigns.

SECTION 15.15. Section Titles.

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 15.16. Counterparts.

This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 15.17. Authorization.

By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Senior Secured Administrative Agent represents and warrants that this Agreement is binding upon the Senior Secured Credit Agreement Secured Parties. By accepting the benefits of this Agreement afforded thereto and/or to the Senior Subordinated Notes Trustee and/or the Senior Subordinated Collateral Agent, each Senior Subordinated Notes Secured Party is deemed to have represented and warranted that this Agreement is binding upon such Senior Subordinated Notes Secured Party. Honeywell represents and warrants that this Agreement is binding upon the Payee (under and as defined in the Honeywell Indemnity Agreement).

SECTION 15.18. No Third-Party Beneficiaries; Successors and Assigns.

The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Priority Representatives, the Senior Priority Secured Parties, the Non-Senior Priority Parties, and their respective permitted successors and assigns, and no other Person (including the Debtors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.

SECTION 15.19. Effectiveness.

This Agreement shall become effective when executed and delivered by the parties hereto.

SECTION 15.20. Senior Secured Administrative Agents and Representatives. It is understood and agreed that (a) the Senior Secured Administrative Agent is entering into this Agreement in its capacity as administrative agent under the Senior Secured Credit Agreement and the provisions of Article VIII of the Senior Secured Credit Agreement applicable to the Administrative Agent in its capacity as administrative agent thereunder shall also apply to the Senior Secured Administrative Agent hereunder, (b) the Senior Secured Collateral Agent is entering into this Agreement in its capacity as collateral agent under the Senior Secured Credit Agreement and the provisions of Article VIII of the Senior Secured Credit Agreement applicable to the Administrative Agent in its capacity as collateral agent thereunder shall also apply to the Senior Secured Collateral Agent hereunder and (c) each other Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable Additional Senior Priority Debt Document or Non-Senior Priority Debt Document (as applicable) and the corresponding exculpatory and liability-limiting provisions of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder.

SECTION 15.21. Relative Rights.

Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.01(a), 5.01(d) or 5.03(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Secured Credit Agreement, any other Senior Priority Debt Document or any Non-Senior Priority Debt Documents, or permit Holdings, the Borrowers or any other Debtor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Secured Credit Agreement or any other Senior Priority Debt Document or any Non-Senior Priority Debt Documents, (b) change the relative priorities of the Senior Priority Obligations or the Liens granted under the Senior Priority Collateral Documents on the Collateral (or any other assets) as among the Senior Priority Secured Parties, (c) otherwise change the relative rights of the Senior Priority Secured Parties in respect of the Collateral as among such Senior Priority Secured Parties or (d) obligate Holdings, the Borrowers or any other Debtor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Secured Credit Agreement or any other Senior Priority Debt Document or any Non-Senior Priority Debt Document.

SECTION 15.22. Foreign Collateral.

For the avoidance of doubt, notwithstanding that Liens granted to the Secured Parties on the Collateral governed by the laws of a jurisdiction located outside of the United States of America (the “Foreign Collateral”) may (A) have legally the same or differing ranking due to mandatory legal provisions governing such Foreign Collateral or (B) have been perfected in an order contrary to the contemplated ranking as set out in this Agreement, the contractual ranking of the Liens on such Foreign Collateral shall be consistent with the ranking set forth in Sections 2.01 and 2.02, and all the other terms and provisions of this Agreement with respect to Collateral shall be applicable to such Foreign Collateral.

SECTION 15.23. Survival of Agreement

All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 15.24. Additional Agreements with respect to Designated Representatives. Each Senior Priority Representative and each Senior Priority Secured Party agrees:

(a) The Designated Senior Priority Representative will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Senior Priority Debt Documents. The Designated Senior Priority Representative will not be required to take any action that is contrary to applicable laws or any provision of this Agreement or the other Senior Priority Debt Documents.

(b) The Designated Senior Priority Representative may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

(c) The Designated Senior Priority Representative will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Senior Priority Obligations (other than this Agreement and the other Senior Priority Debt Documents to which it is a party).

(d) The Designated Senior Priority Representative may at any time solicit written instructions from the Majority Senior Priority Secured Parties as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its rights or obligations under this Agreement or the other Senior Priority Debt Documents. No written direction given to the Designated Senior Priority Representative that in the sole judgment of the Designated Senior Priority Representative imposes, is inconsistent with other written direction it has received or purports to impose or could reasonably be expected to impose upon the Designated Senior Priority Representative any obligation or liability not set forth in or arising under this Agreement and the other Senior Priority Debt Documents will be binding upon the Designated Senior Priority Representative unless the Designated Senior Priority Representative elects, at its sole option, to accept such direction. So long as the Discharge of Senior Priority Obligations has not occurred, the Designated Senior Priority Representative shall not be obligated to take instructions from any Persons other than the Majority Senior Priority Secured Parties. The Designated Senior Priority Representative shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers that it is requested to exercise in writing by the Majority Senior Priority Secured Parties. The Designated Senior Priority Representative shall not be required to take any action that in its opinion, or in the opinion of its counsel, may expose the Designated Senior Priority Representative to any liability or that is contrary to any Senior Priority Debt Document or any applicable Laws.

(e) The Designated Senior Priority Representative will not be responsible or liable to any Creditor for any action taken or omitted to be taken by it hereunder or under any other Senior Priority Debt Document, except for its own gross negligence or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(f) The Designated Senior Priority Representative may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by any member of the Group in compliance with the provisions of this Agreement or delivered to it by any Senior Priority Party for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Designated Senior Priority Representative may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Senior Priority Debt Documents has been duly authorized to do so. To the extent an officers’ certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Designated Senior Priority Representative in respect of any matter, the Designated Senior Priority Representative may rely conclusively on the officers’ certificate or opinion of counsel as to such matter and such officers’ certificate or opinion of counsel shall be full warranty and protection to the Designated Senior Priority Representative for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Senior Priority Debt Documents.

(g) The Designated Senior Priority Representative will not be required to inquire as to the occurrence or absence of any Event of Default (or like term) as defined in any Debt Document, and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any such Event of Default unless and until it is directed to do so by the Majority Senior Priority Secured Parties.

(h) As to any matter not expressly provided for by this Agreement or the other Senior Priority Debt Documents, the Designated Senior Priority Representative will act or refrain from acting as directed and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the Creditors.

(i) The Designated Senior Priority Representative will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

(j) In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the Collateral Documents resulting in adverse claims being made in connection with Collateral held by the Designated Senior Priority Representative and the terms of this Agreement or any of the Collateral Documents do not unambiguously mandate the action the Designated Senior Priority Representative is to take or not to take in connection therewith under the circumstances then existing, or the Designated Senior Priority Representative is in doubt as to what action it is required to take or not to take hereunder or under the Collateral Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

(k) Notwithstanding anything to the contrary contained herein: (i) each of the parties thereto will remain liable under each of the Senior Priority Debt Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Designated Senior Priority Representative of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Senior Priority Debt Documents; and (iii) the Designated Senior Priority Representative will not be obligated to perform any of the obligations or duties of any of the parties thereunder other than those of the Designated Senior Priority Representative in its capacity as Senior Priority Representative under the relevant Senior Priority Debt Document.

(l) The Designated Second Priority Representative and the Designated Senior Subordinated Priority Representative shall each have all of the rights and benefits provided to the Designated Senior Priority Representative under Section 15.24 mutatis mutandis. Each Non-Senior Priority Party hereby acknowledges and agrees to this Section 15.24(l).

SECTION 15.25. Notes Trustee Turnover Obligations.

Notwithstanding any provision in this Agreement to the contrary, each Notes Trustee shall only have an obligation to turn over or repay amounts received or recovered under this Agreement by it (i) if it had actual knowledge that the receipt or recovery is an amount received in breach of a provision of this Agreement (a “Turnover Receipt”) and (ii) to the extent that, prior to receiving that knowledge, it has not distributed the amount of the Turnover Receipt to the Creditors that are represented by the relevant Notes Trustee in accordance with the provisions of the relevant Debt Documents. For the purpose of this Section 15.25, (i) “actual knowledge” of a Notes Trustee shall be construed to mean the relevant Notes Trustee shall not be charged with knowledge (actual or otherwise) of the existence of facts that would impose an obligation on it to make any payment or prohibit it from making any payment unless a responsible officer of the relevant Notes Trustee has received, not less than two Business Days’ prior to the date of such payment, a written notice that such payments are required or prohibited by this Agreement; and (ii) “responsible officer” when used in relation to a Notes Trustee means any person who is an officer within the corporate trust and agency department of that Notes Trustee, including any director, associate director, vice president, assistance vice president, senior associate, assistant treasurer, trust officer, or any other officer of that Notes Trustee who customarily performs functions similar to those performed by such officers, or to whom any corporate trust matter is referred because of such individual’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

SECTION 15.26. Intra-Group Lender Joinder Agreement.

(a) Any Person may accede to this Agreement as an Intra-Group Lender by executing and delivering an Intra-Group Lender Joinder Agreement.

(b) Upon such execution and delivery of an Intra-Group Lender Joinder Agreement as contemplated in clause (a) above, such entity will become an Intra-Group Lender hereunder with the same force and effect as if originally named as an Intra-Group Lender herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Designated Representative.

(c) In the event that a Person party to this Agreement as an Intra-Group Lender is no longer required to party to this Agreement, that Person may resign (and will resign if required by Holdings) as an Intra-Group Lender, by giving notice to the Applicable Designated Representative and Holdings. From the date of receipt by the Applicable Designated Representative and Holdings of any such notice of resignation, that Person shall cease to be a party to this Agreement as an Intra-Group Lender, and shall have no further rights or obligations under this Agreement as an Intra-Group Lender.

SECTION 15.27. Honeywell Indemnitee Joinder Agreement

(a) Any Person which is a successor or transferee of any Honeywell Indemnitee under the Honeywell Indemnity Agreement shall accede to this Agreement as a Honeywell Indemnitee by executing and delivering a Honeywell Indemnitee Joinder Agreement.

(b) Upon such execution and delivery of a Honeywell Indemnitee Joinder Agreement as contemplated in clause (a) above, such entity will become a Honeywell Indemnitee hereunder with the same force and effect as if originally named as a Honeywell Indemnitee herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Designated Representative.

(c) In the event that a Person party to this Agreement as a Honeywell Indemnitee is no longer required to be party to this Agreement, that Person may resign as a Honeywell Indemnitee by giving notice to the Applicable Designated Representative and Holdings. From the date of receipt by the Applicable Designated Representative and Holdings of any such notice of resignation, that Person shall cease to be a party to this Agreement as a Honeywell Indemnitee, and shall have no further rights or obligations under this Agreement as a Honeywell Indemnitee.

SECTION 15.28. Secured Hedge Counterparty Joinder Agreement

(a) Any Person may accede to this Agreement as a Secured Hedge Counterparty by executing and delivering a Secured Hedge Counterparty Joinder Agreement.

(b) Upon such execution and delivery of a Secured Hedge Counterparty Joinder Agreement as contemplated in clause (a) above, such entity will become a Secured Hedge Counterparty hereunder with the same force and effect as if originally named as a Secured Hedge Counterparty herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Designated Representative.

(c) In the event that a Person party to this Agreement as a Secured Hedge Counterparty is no longer required to be party to this Agreement, that Person may resign as a Secured Hedge Counterparty, by giving notice to the Applicable Designated Representative and Holdings. From the date of receipt by the Applicable Designated Representative and Holdings of any such notice of resignation, that Person shall cease to be a party to this Agreement as a Secured Hedge Counterparty, and shall have no further rights or obligations under this Agreement as a Secured Hedge Counterparty.

SECTION 15.29. Cash Management Provider Joinder Agreement

(a) Any Person may accede to this Agreement as a Cash Management Provider by executing and delivering a Cash Management Provider Joinder Agreement.

(b) Upon such execution and delivery of a Cash Management Provider Joinder Agreement as contemplated in clause (a) above, such entity will become a Cash Management Provider hereunder with the same force and effect as if originally named as a Cash Management Provider herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Designated Representative.

(c) In the event that a Person party to this Agreement as a Cash Management Provider is no longer required to be party to this Agreement, that Person may resign as a Cash Management Provider, by giving notice to the Applicable Designated Representative and Holdings. From the date of receipt by the Applicable Designated Representative and Holdings of any such notice of resignation, that Person shall cease to be a party to this Agreement as a Cash Management Provider, and shall have no further rights or obligations under this Agreement as a Cash Management Provider.

SECTION 15.30. Appointment of Senior Secured Collateral Agent.

In relation the Senior Priority Collateral Documents governed by the laws of Switzerland (the “Swiss Collateral Documents”) (i) the Senior Secured Collateral Agent holds any security created or evidenced or expressed to be created or evidenced under or pursuant to a Swiss Collateral Document by way of a security assignment (Sicherungsabtretung) or transfer for security purposes (Sicherungsübereignung) or any other non-accessory (nicht akzessorische) security; the benefit of this Section 3.07; and any proceeds and other benefits of such Senior Priority Collateral, as fiduciary (treuhänderisch) in its own name but for the account of all relevant Senior Priority Secured Parties which have the benefit of such security in accordance with this Agreement and the respective Swiss Collateral Document; (ii) each present and future Senior Priority Secured Party hereby authorizes the Senior Secured Collateral Agent to (A) accept and execute as its direct representative (direkter Stellvertreter) any Swiss law pledge or any other Swiss law accessory (akzessorische) security created or evidenced or expressed to be created or evidenced under or pursuant to a Swiss Collateral Document for the benefit of such Senior Priority Secured Party and hold, administer and, if necessary, enforce any such Senior Priority Collateral on behalf of each relevant Senior Priority Secured Party which has the benefit of such Senior Priority Collateral; (B) agree as its direct representative (direkter Stellvertreter) to amendments and alterations to any Swiss Collateral Document which creates or evidences or expressed to create or evidence a pledge or any other Swiss law accessory (akzessorische) security; (C) effect as its direct representative (direkter Stellvertreter) any release of a Senior Priority Collateral created or evidenced or expressed to be created or evidenced under a Swiss Collateral Document in accordance with this Agreement; and (D) exercise as its direct representative (direkter Stellvertreter) such other rights granted to the Senior Secured Collateral Agent hereunder or under the relevant Swiss Collateral Document.

SECTION 15.31. Administrator Appointed to Australian Grantor.

For the avoidance of doubt, if:

(a) an administrator (other than an administrator appointed by the Senior Priority Representative) has been appointed under the Corporations Act to a Grantor incorporated in Australia; and

(b) the Senior Priority Representative is entitled under section 441A of the Corporations Act to enforce a Senior Priority Collateral Document over that Grantor’s property within the “decision period” (as defined in the Corporations Act ) provided for under that section, then:

(c) the Senior Priority Representative may (without any further instructions) enforce that Senior Priority Collateral Document in accordance with the Senior Priority Debt Documents but need not do so (and is not liable to the Senior Priority Secured Parties if it does not do so).

SECTION 15.32. Appointment of the Designated Senior Priority Representative and the Designated Second Priority Representative (Italy).

(a) Each Senior Priority Secured Party acknowledges and agrees that the Designated Senior Priority Representative shall act as its agent (mandatario con rappresentanza pursuant to articles 1703, 1704 et seq. of the Italian Civil Code) and may enter in its name and on its behalf into contractual arrangements pursuant to or in connection with the Debt Documents to which the Designated Senior Priority Representative is also a party (in its capacity as Designated Senior Priority Representative or otherwise). Accordingly, in light of the above, each Senior Priority Secured Party hereof appoints the Designated Senior Priority Representative as “mandatario con rappresentanza” pursuant to articles 1703, 1704 et seq. of the Italian Civil Code to act as their collateral agent under and in connection with the Italian law Debt Documents in order to perfect, hold and release (including, without limitations, exercise all rights, remedies and/or powers of the Senior Priority Secured Parties thereunder) the security interests governed by Italian law granted by any party to secure the obligations of any party under any debenture as well as to release and cancel such security interests and connected obligations, being the same Designated Senior Priority Representative expressly authorized to act in the name and on behalf of the Senior Priority Secured Parties in connection with the aforesaid documents (including any deed for the release, in whole or in part, of the security interests governed by Italian law) pursuant to, and in case of occurrence of the events described in, articles 1394 (Conflitto di interessi – Conflict of interest) and 1395 (Contratto con se stesso – Contract with oneself) of the Italian Civil Code. Each assignee of a Senior Priority Secured Parties shall be deemed to have confirmed and ratified the aforesaid constitution of the Designated Senior Priority Representative under Italian law by way of its accession to this Agreement.

(b) Each Second Priority Secured Party acknowledges and agrees that the Designated Second Priority Representative shall act as its agent (mandatario con rappresentanza pursuant to articles 1703, 1704 et seq.) and may enter in its name and on its behalf into contractual arrangements pursuant to or in connection with the Debt Documents to which the Designated Second Priority Representative is also a party (in its capacity as Designated Second Priority Representative or otherwise). Accordingly, in light of the above, each Second Priority Secured Party hereof appoints the Designated Second Priority Representative as “mandatario con rappresentanza” pursuant to articles 1703, 1704 et seq. of the Italian Civil Code to act as their collateral agent under and in connection with the Italian law Debt Documents and the Second Priority Collateral in order to perfect, hold and release (including, without limitations, exercise all rights, remedies and/or powers of the Second Priority Secured Parties thereunder) the security interests governed by Italian law granted by any party to secure the obligations of any party under any debenture as well as to release and cancel such security interests and connected obligations, being the same Designated Second Priority Representative expressly authorized to act in the name and on behalf of the Second Priority Secured Parties in connection with the aforesaid documents (including any deed for the release, in whole or in part, of the security interests governed by Italian law) pursuant to, and in case of occurrence of the events described in, articles 1394 (Conflitto di interessi – Conflict of interest) and 1395 (Contratto con se stesso – Contract with oneself) of the Italian Civil Code. Each assignee of a Second Priority Secured Parties shall be deemed to have confirmed and ratified the aforesaid constitution of the Designated Second Priority Representative under Italian law by way of its accession to this Agreement.

SECTION 15.33. Senior Subordinated Notes Trustee’s and Senior Subordinated Collateral Agent’s rights

(a) The parties to this Agreement agree and acknowledge that all protections, indemnities (including any currency indemnity), disclaimers and limitations of liability applicable to the Senior Subordinated Notes Trustee as set out in the Indenture shall apply mutatis mutandis as if set out in full herein. Without affecting any priority of claims set forth in this Agreement, in the event of any inconsistency between the provisions contained herein and the Indenture in relation to such protections, indemnities (including any currency indemnity), disclaimers and limitations of liability, those provisions which are more beneficial to the Senior Subordinated Notes Trustee shall prevail.

(b) The parties to this Agreement agree and acknowledge that all protections, indemnities (including any currency indemnity), disclaimers and limitations of liability applicable to the Senior Subordinated Collateral Agent as set out in the Senior Subordinated Priority Collateral Documents shall apply mutatis mutandis as if set out in full herein. Without affecting any priority of claims set forth in this Agreement, in the event of any inconsistency between the provisions contained herein and the Senior Subordinated Priority Collateral Documents in relation to such protections, indemnities (including any currency indemnity), disclaimers and limitations of liability, those provisions which are more beneficial to the Senior Subordinated Collateral Agent shall prevail.

SECTION 15.34. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Debt Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Debt Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Debt Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as
Senior Secured Administrative Agent

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Senior Secured Collateral Agent,

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

DEUTSCHE TRUSTEE COMPANY LIMITED, as Senior Subordinated Notes Trustee,

By:	/s/ Robert Bebb
Name: Robert Bebb
Title: Associate Director

By:	/s/ David Contino
Name: David Contino
Title: Associate Director

DEUTSCHE BANK AG, LONDON BRANCH, as Senior Subordinated Collateral Agent,

By:	/s/ Robert Bebb
Name: Robert Bebb
Title: Director

By:	/s/ David Contino
Name: David Contino
Title: Associate Director

GARRETT MOTION INC., as Holdings

By:	/s/ Su Ping Lu
Name: Su Ping Lu
Title: President

GARRETT LX I S.À R.L., as the Lux Notes Issuer

By:	/s/ Su Ping Lu
Name: Su Ping Lu
Title: Class A Manager and Authorized President

GARRETT LX II S.à r.l., as LuxCo 2

By:	/s/ Su Ping Lu
Name: Su Ping Lu
Title: Class A Manager and Authorised Signatory

HONEYWELL TECHNOLOGIES S.à r.l., as the Swiss Borrower

By:	/s/ Herwig Vanbeneden
Name: Herwig Vanbeneden
Title: Managing Director

GARRETT LX III S.à r.l., as the Lux Borrower

/s/ Su Ping Lu
Name: Su Ping Lu

Title: Class A Manager and Authorised Signatory

GARRETT BORROWING LLC, as the US Co-Borrower and US Co-Notes Issuer

/s/ Su Ping Lu
Name: Su Ping Lu
Title: Manager

GARRETT TRANSPORTATION SYSTEMS LTD GARRETT TRANSPORTATION SYSTEMS UK III LTD GARRETT TS LT GARRETT LTD

/s/ Su Ping Lu
Name: Su Ping Lu
Title: Director

GARRETT ASASCO INC. GARRETT MOTION HOLDINGS INC.

/s/ Su Ping Lu
Name: Su Ping Lu Title: President

GARRETT TRANSPORTATION I INC.

/s/ Su Ping Lu
Name: Su Ping Lu
Title: Vice President

BRH LLC By: GARRETT TRANSPORTATION I INC., its Sole Member

/s/ Su Ping Lu
Name: Su Ping Lu
Title: Vice President

GARRETT MOTION LLC.

/s/ Su Ping Lu
Name: Su Ping Lu
Title: Vice President

FRICTION MATERIALS LLC .

/s/ Su Ping Lu
Name: Su Ping Lu
Title: Vice President

GARRETT TRANSPORTATION I INC.

/s/ Su Ping Lu
Name: Su Ping Lu
Title: Vice President

HYMATIC AEROSPACE LIMITED

By:	/s/ Kevin Mogg
Name: Kevin Mogg
Title: Director

THE HYMATIC GROUP LIMITED

/s/ Jonathan Michael Turner
Name: Jonathan Michael Turner
Title: Director

MESL HOLDINGS LIMITED MESL MICROWAVE LIMITED

/s/ John Cain Little
Name: John Cain Little
Title: Director

HYMATIC INDUSTRIAL PRODUCTS LIMITED

By:	/s/ Asad Ali
Name: Asad Ali
Title: Director

GARRETT HOLDING COMPANY S.à r.l.

By:	/s/ Herwig Vanbeneden
Name: Herwig Vanbeneden
Title: Managing Director

NEW HONEYWELL SWITZERLAND HOLDINGS S.à r.l

By:	/s/ Claudia Schön
Name: Claudia Schön
Title: Managing Director

Honeywell ASASCO 2 Inc., as Honeywell Indemnitee

/s/ Su Ping Lu
Name: Su Ping Lu
Title: President

ANNEX I

[FORM OF] SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other [Grantors][Debtors] party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The [Grantors][Debtors] have entered into the Intercreditor Agreement. Pursuant to the Senior Secured Credit Agreement, certain Additional Senior Priority Debt Documents and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Borrowers are required to enter into the Intercreditor Agreement. Section 15.07 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New [Grantor][Debtor]”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New [Grantor][Debtor] agree as follows:

SECTION 1. In accordance with Section 15.07 of the Intercreditor Agreement, the New [Grantor][Debtor] by its signature below becomes a [Grantor][Debtor] under the Intercreditor Agreement with the same force and effect as if originally named therein as a [Grantor][Debtor], and the New [Grantor][Debtor]hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a [Grantor][Debtor]thereunder. Each reference to a “[Grantor][Debtor]” in the Intercreditor Agreement shall be deemed to include the New [Grantor][Debtor]. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New [Grantor][Debtor]represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Supplement that bears the signature of the New [Grantor][Debtor]. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

1

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the New [Grantor][Debtor]shall be given to it in care of Holdings as specified in the Intercreditor Agreement.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New [Grantor][Debtor], and the Designated Senior Priority Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW [GRANTOR][DEBTOR]]

By:
Name:
Title:

Acknowledged by:

[                ], as Designated Senior Priority Representative,

By:

      Name:

      Title:

2

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), [•], a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Section 15.09 of the Intercreditor Agreement provides that a Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 15.09 of the Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 15.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Secured Parties. Each reference to a “Representative” or “Second Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation,

1

enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Second Priority Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Priority Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE, as [ ] for the holders of [ ],

By:
Name:
Title:

2

Address for notices:

attention of:

Telecopy:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

Acknowledged by:

[ ]

By:
Name:
Title:

By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

3

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Section 15.09 of the Intercreditor Agreement provides that a Senior Priority Class Debt Representative may become a Representative under, and such Senior Priority Class Debt and such Senior Priority Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Senior Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 15.09 of the Intercreditor Agreement. The undersigned Senior Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 15.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Priority Class Debt and Senior Priority Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Senior Priority Representative and to the Senior Priority Class Debt Parties that it represents as Senior Priority Secured Parties. Each reference to a “Representative” or “Senior Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation,

1

enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Priority Debt Documents relating to such Senior Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Priority Class Debt Parties in respect of such Senior Priority Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Senior Priority Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Priority Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

NAME OF NEW REPRESENTATIVE,
as [ ] for the holders of [ ],

By:
Name:
Title:

2

Address for notices:

attention of:

Telecopy:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

Acknowledged by:

[ ]

By:
Name:
Title:

By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

3

ANNEX IV

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Section 15.09 of the Intercreditor Agreement provides that a Senior Subordinated Priority Class Debt Representative may become a Representative under, and such Senior Subordinated Priority Class Debt and such Senior Subordinated Priority Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Senior Subordinated Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 15.09 of the Intercreditor Agreement. The undersigned Senior Subordinated Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 15.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Subordinated Priority Class Debt and Senior Subordinated Priority Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Subordinated Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Senior Subordinated Priority Representative and to the Senior Subordinated Priority Class Debt Parties that it represents as Senior Subordinated Priority Parties. Each reference to a “Representative” or “Senior Subordinated Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

1

SECTION 2. The New Representative represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Subordinated Priority Debt Documents relating to such Senior Subordinated Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Subordinated Priority Class Debt Parties in respect of such Senior Subordinated Priority Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Senior Subordinated Priority Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Priority Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE, as [ ] for the holders of [ ],

By:
Name:
Title:

2

Address for notices:

attention of:

Telecopy:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

Acknowledged by:

[ ]

By:
Name:
Title:

By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

3

ANNEX V

[FORM OF] SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Intercreditor Agreement provides that an Intra-Group Lender may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Intra-Group Lender (the “Intra-Group Lender”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the Intra-Group Lender agree as follows:

SECTION 1. In accordance with the Intercreditor Agreement, the Intra-Group Lender by its signature below becomes a Creditor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Creditor, and the Intra-Group Lender hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Creditor thereunder. Each reference to a “Creditor” in the Intercreditor Agreement shall be deemed to include the Intra-Group Lender. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The Intra-Group Lender represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Supplement that bears the signature of the Intra-Group Lender. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

1

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the Intra-Group Lender shall be given to it in care of Holdings as specified in the Intercreditor Agreement.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the Intra-Group Lender, and the Designated Senior Priority Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF INTRA-GROUP LENDER]

By:
Name:
Title:

Acknowledged by:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title

2

ANNEX VI

[FORM OF] DEBTOR RESIGNATION REQUEST dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Debtors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Debtors have entered into the Intercreditor Agreement. Section 15.07 of the Intercreditor Agreement provides that Holdings may request that a Debtor be released from its obligations as a Debtor under the Intercreditor Agreement by execution and delivery of a notice in the form of this Debtor Resignation Request.

Accordingly, Holdings, the undersigned Debtor (the “Resigning Debtor”) and each Representative agree as follows:

SECTION 1. In accordance with Section 15.07 of the Intercreditor Agreement, the Resigning Debtor will cease to be a Debtor under the Intercreditor Agreement. Each reference to a “Debtor” in the Intercreditor Agreement shall be deemed to exclude the Resigning Debtor.

SECTION 2. Holdings confirm that no event of default under any Debt Facility is continuing or would result from the effectiveness of this Debtor Resignation Request.

SECTION 3. Holdings confirm that the Resigning Debtor is under no actual or contingent obligations in respect of Intra-Group Indebtedness.

SECTION 4. This Debtor Resignation Request shall become effective when each Applicable Designated Representative has notified Holdings of its acceptance of the resignation of the Resigning Debtor, upon which the Resigning Debtor shall cease to be a Debtor and shall have no further rights or obligations under the Intercreditor Agreement as a Debtor.

SECTION 5. This Debtor Resignation Request may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Debtor Resignation Request by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Debtor Resignation Request.

1

SECTION 6. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 7. THIS DEBTOR RESIGNATION REQUEST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. In case any one or more of the provisions contained in this Debtor Resignation Request should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the Resigning Debtor shall be given to it in care of Holdings as specified in the Intercreditor Agreement.

SECTION 10. The Borrowers agree to reimburse [each Representative][the Applicable Designated Representative] for its reasonable out-of-pocket expenses in connection with this Debtor Resignation Request, including the reasonable fees, other charges and disbursements of counsel for the [each Representative][Applicable Designated Representative].

IN WITNESS WHEREOF, the Resigning Debtor and Holdings have duly executed this Debtor Resignation Request as of the day and year first above written.

[NAME OF RESIGNING DEBTOR]

By:
Name:
Title:

GARRETT TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

2

ANNEX VII

[FORM OF] SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg ( “LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Intercreditor Agreement provides that a Honeywell Indemnitee may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Honeywell Indemnitee (the “Honeywell Indemnitee”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the Honeywell Indemnitee agree as follows:

SECTION 1. In accordance with the Intercreditor Agreement, the Honeywell Indemnitee by its signature below becomes a Honeywell Indemnitee under the Intercreditor Agreement with the same force and effect as if originally named therein as a Honeywell Indemnitee, and the Honeywell Indemnitee hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Honeywell Indemnitee thereunder. Each reference to a “Honeywell Indemnitee” in the Intercreditor Agreement shall be deemed to include the Honeywell Indemnitee. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The Honeywell Indemnitee represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Supplement that bears the signature of the Honeywell Indemnitee. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

1

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the Honeywell Indemnitee, and the Designated Senior Priority Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF HONEYWELL INDEMNITEE]

By:
Name:
Title:

Acknowledged by:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title

2

ANNEX VIII

[FORM OF] SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (“LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Section 15.28 of the Intercreditor Agreement provides that a Senior Priority Secured Party may become a Secured Hedge Counterparty under the Intercreditor Agreement, pursuant to the execution and delivery of an instrument in the form of this Supplement and the satisfaction of the other conditions set forth in Section 15.28 of the Intercreditor Agreement. The undersigned Secured Hedge Counterparty (the “New Secured Hedge Counterparty”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Secured Hedge Counterparty agree as follows:

SECTION 1. In accordance with Section 15.28 of the Intercreditor Agreement, the New Secured Hedge Counterparty by its signature below becomes a Secured Hedge Counterparty under the Intercreditor Agreement with the same force and effect as if the New Secured Hedge Counterparty had originally been named therein as a Secured Hedge Counterparty, and the New Secured Hedge Counterparty hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Secured Hedge Counterparty. Each reference to a “Secured Hedge Counterparty” in the Intercreditor Agreement shall be deemed to include the New Secured Hedge Counterparty. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Secured Hedge Counterparty represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Supplement that bears the signature of the New Secured Hedge Counterparty. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Supplement.

1

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Secured Hedge Counterparty shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Secured Hedge Counterparty and the Designated Senior Priority Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

NAME OF NEW SECURED HEDGE COUNTERPARTY,

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

2

JPMORGAN CHASE BANK, N.A., as Designated Senior Priority Representative,

By:
Name:
Title:

3

ANNEX IX

[FORM OF] SUPPLEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of September 27, 2018 (the “Intercreditor Agreement”), among Garrett Transportation Systems, Inc., a Delaware corporation (“Holdings”), Garrett LX I S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Notes Issuer”), Garrett LX II S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (“LuxCo 2”), Garrett LX III S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Lux Borrower”), Honeywell Technologies Sàrl, a Swiss limited liability company (société à responsabilité limitée) (the “Swiss Borrower”), Garrett Borrowing LLC, a Delaware limited liability company in its capacity as US co-borrower (the “US Co-Borrower”) and as a co-issuer of the Notes (“US Co-Notes Issuer”) (US Co-Borrower and, together with the Lux Borrower and the Swiss Borrower, the “Borrowers”), the other Grantors party thereto, JPMCB or any successor thereof, as Senior Priority Representative, Senior Secured Administrative Agent and Senior Secured Collateral Agent, Deutsche Trustee Company Limited or any successor thereto, as Senior Subordinated Notes Trustee, Deutsche Bank AG, London Branch or any successor thereto, as Senior Subordinated Collateral Agent, Honeywell ASASCO 2, Inc., as Honeywell Indemnitee, Intra-Group Lenders and the other Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Section 15.29 of the Intercreditor Agreement provides that a Senior Priority Secured Party may become a Cash Management Provider under the Intercreditor Agreement, pursuant to the execution and delivery of an instrument in the form of this Supplement and the satisfaction of the other conditions set forth in Section 15.29 of the Intercreditor Agreement. The undersigned Cash Management Provider (the “New Cash Management Provider”) is executing this Supplement in accordance with the requirements of the Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Cash Management Provider agree as follows:

SECTION 1. In accordance with Section 15.29 of the Intercreditor Agreement, the New Cash Management Provider by its signature below becomes a Cash Management Provider under the Intercreditor Agreement with the same force and effect as if the New Cash Management Provider had originally been named therein as a Cash Management Provider, and the New Cash Management Provider hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Cash Management Provider. Each reference to a “Cash Management Provider” in the Intercreditor Agreement shall be deemed to include the New Cash Management Provider. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Cash Management Provider represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Supplement that bears the signature of the New Cash Management Provider. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Supplement.

1

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Cash Management Provider shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrowers agree to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Cash Management Provider and the Designated Senior Priority Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

NAME OF NEW CASH MANAGEMENT PROVIDER,

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

2

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

3